     AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT - EXHIBIT 10.12
     --------------------------------------------------------------------

             AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

                                     among

                              COTELLIGENT, INC.,

                        THE CO-BORROWERS LISTED HEREIN,

                            THE BANKS LISTED HEREIN

                               BANKBOSTON, N.A.

                            as Administrative Agent

                                and arranged by

                      BANCBOSTON ROBERTSON STEPHENS, INC.


                                     with

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                            as Documentation Agent

                              FLEET NATIONAL BANK

                             as Syndication Agent

                                   U.S. BANK

                                  as Co-Agent


                                March 12, 1999


                     $100,000,000 Revolving/Term Facility

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
     ARTICLE 1.  DEFINITIONS AND RELATED MATTERS                                                                                 1
                 -------------------------------

Section 1.1.  Definitions...............................................................................................         1
Section 1.2.  Related Matters...........................................................................................        16
               1.2.1.  Construction.....................................................................................        16
               1.2.2.  Determinations...................................................................................        17
               1.2.3.  Accounting Terms and Determinations..............................................................        17
               1.2.4.  Independence of Covenants........................................................................        17

     ARTICLE 2.  AMOUNTS AND TERMS OF THE CREDIT FACILITY                                                                       18
                 ----------------------------------------

Section 2.1.  Revolving Loans...........................................................................................        18
               2.1.1.  Working Capital Revolving Commitment.............................................................        18
               2.1.2.  Revolving Acquisition Commitment.................................................................        18
               2.1.3.  Type of Loans and Minimum Amounts................................................................        19
               2.1.4.  Notice of Borrowing..............................................................................        19
               2.1.5.  Funding..........................................................................................        20
Section 2.2.  Swingline Loans...........................................................................................        21
               2.2.1.  Swingline Commitment.............................................................................        21
               2.2.2.  Interest on Swingline Loans......................................................................        21
               2.2.3.  Notice of Borrowing of Swingline Loans...........................................................        21
               2.2.4.  Limitations on Swingline Lender's Obligation to Make Swingline Loans.............................        22
               2.2.5.  Mandatory Borrowings.............................................................................        22
Section 2.3.  Letters of Credit.........................................................................................        23
               2.3.1.  In General.......................................................................................        23

               2.3.2.  Notices of Issuance, Etc.........................................................................        23
               2.3.3.  Participations in Letters of Credit..............................................................        24
               2.3.4.  Reimbursement for Drawings, Etc..................................................................        24
               2.3.5.  Cash Collateral Cover............................................................................        26
Section 2.4.  Use of Proceeds...........................................................................................        26
Section 2.5.  Interest; Interest Periods; Conversion/Continuation.......................................................        27
               2.5.1.  Interest Rate and Payment........................................................................        27
               2.5.2.  Interest Periods and Minimum Amounts.............................................................        27
               2.5.3.  Conversion or Continuation.......................................................................        27
               2.5.4.  Computations.....................................................................................        28
               2.5.5.  Maximum Lawful Rate of Interest..................................................................        29
Section 2.6.  Notes, Etc................................................................................................        29
               2.6.1.  Loans Evidenced by Notes.........................................................................        29
               2.6.2.  Notation of Amounts and Maturities, Etc..........................................................        30
               2.6.3.  Loan Account.....................................................................................        30
Section 2.7.  Fees......................................................................................................        30
               2.7.1.  Commitment Fee...................................................................................        30
               2.7.2.  Letter of Credit Fees............................................................................        29
               2.7.3.  Other Fees.......................................................................................        31
               2.7.4.  Fees Non-Refundable..............................................................................        31
Section 2.8.  Termination, Reduction and Modification of Commitments....................................................        31
Section 2.9.  Repayments and Prepayments................................................................................        33
               2.9.1.  Repayment of Revolving Loans.....................................................................        33
               2.9.2.  Repayment of Term Acquisition Loans..............................................................        33
               2.9.3.  Mandatory Prepayment.............................................................................        33

                    2.9.3.1.  Excess Working Capital Revolving Loans....................................................        33
                    2.9.3.2.  Excess Revolving Acquisition Loans........................................................        33
                    2.9.3.3.  Proceeds of Collateral....................................................................        33
                    2.9.3.4.  Proceeds of Securities Offerings..........................................................        34
                    2.9.3.5.  Proceeds of Asset Dispositions............................................................        34
                    2.9.3.6.  Notice and Application of Mandatory Prepayments; Interest.................................        34
               2.9.4.  Optional Prepayments.............................................................................        35
               2.9.5.  Payments Set Aside...............................................................................        35
Section 2.10.  Manner of Payment........................................................................................        35
Section 2.11.  Pro Rata Treatment.......................................................................................        36
Section 2.12.  Mandatory Suspension and Conversion of LIBOR Rate Loans..................................................        37
Section 2.13.  Regulatory Changes.......................................................................................        37
               2.13.1.  Increased Costs.................................................................................        37
               2.13.2.  Capital Costs...................................................................................        38
Section 2.14.  Taxes....................................................................................................        38
Section 2.15.  Compensation for Funding Losses..........................................................................        40
Section 2.16.  Certificates Regarding Yield Protection, Etc.............................................................        40
Section 2.17.  Applicable Lending Office; Discretion of Lenders as to Manner of Funding.................................        41
Section 2.18.  Waivers of Co-Borrowers..................................................................................        41

     ARTICLE 3.     CONDITIONS TO LOANS                                                                                         41
                    -------------------

Section 3.1.  Closing Conditions........................................................................................        41
               3.1.1.  Closing Date.....................................................................................        41
               3.1.2.  Certain Documents................................................................................        41
               3.1.3.  Fees and Expenses Paid...........................................................................        41
               3.1.4.  Satisfaction of Certain Conditions...............................................................        42

                3.1.5.  Absence of Litigation Events.............................................    42
                3.1.6.  General..................................................................    42
                3.1.7.  No Material Adverse Change...............................................    42
                3.1.8.  Absence of Market Disruption or Changes in Governmental Regulations......    42
                3.1.9.  No Misstatements.........................................................    42
Section 3.2.  Conditions Precedent to Working Capital Revolving Loans, Revolving Acquisition
               Loans, Swingline Loans and Letters of Credit......................................    43
                3.2.1.  Occurrence of Closing Date...............................................    43
                3.2.2.  Notice of Borrowing or Issuance..........................................    43
                3.2.3.  Representations and Warranties...........................................    43
                3.2.4.  No Default...............................................................    43
                3.2.5.  No Material Adverse Change...............................................    43
                3.2.6.  Satisfaction of Conditions...............................................    43
                3.2.7.  No Violation of Applicable Law...........................................    43
Section 3.3.  Additional Conditions Precedent to Revolving Acquisition Loans.....................    44

     ARTICLE 4.     REPRESENTATIONS AND WARRANTIES                                                   44
                    ------------------------------

Section 4.1.  Organization, Powers and Good Standing.............................................    44
Section 4.2.  Authorization, Binding Effect, No Conflict, Etc....................................    44
                4.2.1.  Authorization, Binding Effect, Etc.......................................    44
                4.2.2.  No Conflict..............................................................    44
                4.2.3.  Governmental Approvals...................................................    45
Section 4.3.  Subsidiaries; Investments..........................................................    45
                4.3.1.  Subsidiaries.............................................................    45
                4.3.2.  Borrower Capital Stock...................................................    45
Section 4.4.  Financial Information..............................................................    46

Section 4.5.   No Material Adverse Changes: Solvency..............................................    47
Section 4.6.   Litigation.........................................................................    47
Section 4.7.   Agreements: Applicable Law.........................................................    47
Section 4.8.   Governmental Regulation............................................................    47
Section 4.9.   Margin Regulations.................................................................    47
Section 4.10.  Employee Benefit Plans.............................................................    47
Section 4.11.  Title to Property..................................................................    48
Section 4.12.  Intellectual Property, Etc.........................................................    48
Section 4.13.  Environmental Condition............................................................    49
Section 4.14.  Absence of Certain Restrictions....................................................    49
Section 4.15.  Labor Matters......................................................................    49
Section 4.16.  Tax Returns........................................................................    49
Section 4.17.  Year 2000 Matters..................................................................    50
Section 4.18.  Disclosure.........................................................................    50

     ARTICLE 5.     AFFIRMATIVE COVENANTS OF THE BORROWERS                                            50
                    --------------------------------------

Section 5.1.   Financial Statements and Other Reports.............................................    50
Section 5.2.   Records and Inspection.............................................................    53
Section 5.3.   Audits of the Collateral...........................................................    53
Section 5.4.   Corporate Existence, Etc...........................................................    53
Section 5.5.   Payment of Taxes...................................................................    53
Section 5.6.   Maintenance of Properties..........................................................    54
Section 5.7.   Maintenance of Insurance...........................................................    54
Section 5.8.   Conduct of Business and Compliance with Laws.......................................    55
Section 5.9.   Future Information.................................................................    55
Section 5.10.  New Borrowers and Additional Collateral............................................    55

Section 5.11.  Subordination of Intercompany Debt.................................................    56
Section 5.12.  Environmental Compliance...........................................................    56
Section 5.13.  Year 2000..........................................................................    56
Section 5.14.  New Consolidated Subsidiaries To Become Borrowers..................................    57

     ARTICLE 6.     NEGATIVE COVENANTS OF THE BORROWERS                                               57
                    -----------------------------------

Section 6.1.   Liens..............................................................................    57
Section 6.2.   Debt...............................................................................    58
Section 6.3.   Restricted Payments................................................................    59
Section 6.4.   Investments........................................................................    60
Section 6.5.   Financial Covenants................................................................    61
                 6.5.1.  Leverage Ratio...........................................................    61
                 6.5.2.  Minimum Net Worth........................................................    61
                 6.5.3.  Debt Service Coverage Ratio..............................................    61
Section 6.6.   Restriction on Fundamental Changes.................................................    61
Section 6.7.   Asset Dispositions: Sales of Receivables...........................................    61
Section 6.8.   Transactions with Affiliates.......................................................    62
Section 6.9.   Prepayment of Debt.................................................................    63
Section 6.10.  Employee Benefit Plans.............................................................    63
Section 6.11.  Amendments of Charter Documents....................................................    63
Section 6.12.  Restrictive Agreements.............................................................    64
Section 6.13.  Negative Pledges, Etc..............................................................    64

     ARTICLE 7.     EVENTS OF DEFAULT                                                                 64
                    -----------------

Section 7.1.   Events of Default..................................................................    64
                 7.1.1.  Failure to Make Payments.................................................    64
                 7.1.2.  Default in Other Debt....................................................    65

               7.1.3.   Breach of Certain Covenants.....................................................................        65
               7.1.4.   Certain Defaults Under Article 6................................................................        65
               7.1.5.   Other Defaults Under Loan Documents.............................................................        65
               7.1.6.   Breach of Warranty..............................................................................        65
               7.1.7.   Involuntary Bankruptcy; Appointment of Receiver, Etc............................................        66
               7.1.8.   Voluntary Bankruptcy; Appointment of Receiver, Etc..............................................        66
               7.1.9.   Change of Control...............................................................................        66
               7.1.10.  Termination of Loan Documents, Etc..............................................................        66
               7.1.11.  Material Adverse Change.........................................................................        67
               7.1.12.  Judgments and Attachments.......................................................................        67
Section 7.2.  Remedies..................................................................................................        67

     ARTICLE 8.     THE AGENT AND THE BANKS                                                                                     68
                    -----------------------

Section 8.1.   Authorization and Action.................................................................................        68
Section 8.2.   Exculpation; Agent's Reliance; Etc.......................................................................        69
Section 8.3.   Agent and Affiliates.....................................................................................        70
Section 8.4.   Lender Credit Decision...................................................................................        70
Section 8.5.   Indemnification..........................................................................................        70
Section 8.6.   Successor Agent..........................................................................................        71
Section 8.7.   Excess Payments..........................................................................................        71
Section 8.8.   Lender Parties...........................................................................................        72
Section 8.9.   Collateral Matters.......................................................................................        72
Section 8.10.  Payments; Availability of Funds; Certain Notices.........................................................        73
Section 8.11.  Obligations of Lenders Several; Enforcement by the Agent.................................................        74

     ARTICLE 9.     MISCELLANEOUS                                                                                               75
                    -------------

Section 9.1.   Expenses.................................................................................................        75
Section 9.2.   Indemnity................................................................................................        75
Section 9.3.   Waivers; Amendments in Writing...........................................................................        76
Section 9.4.   Cumulative Remedies; Failure or Delay....................................................................        78
Section 9.5.   Notices, Etc.............................................................................................        78
Section 9.6.   Successors and Assigns...................................................................................        78
Section 9.7.   Confidentiality..........................................................................................        80
Section 9.8.   Governing Law............................................................................................        80
Section 9.9.   Choice of Forum..........................................................................................        81
Section 9.10.  Set Off..................................................................................................        81
Section 9.11.  Changes in Accounting Principles.........................................................................        82
Section 9.12.  Headings.................................................................................................        82
Section 9.13.  Severability.............................................................................................        82
Section 9.14.  Survival of Agreements, Representations and Warranties...................................................        82
Section 9.15.  Execution in Counterparts................................................................................        83
Section 9.16.  Complete Agreement.......................................................................................        83
Section 9.17.  Limitation of Liability..................................................................................        83
Section 9.18.  WAIVER OF TRIAL BY JURY..................................................................................        83
Section 9.19   Supersession of Original Credit Agreement.................................................................       83

                EXHIBITS TO AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit A-1     Form of Working Capital Revolving Loan Note
Exhibit A-2     Form of Acquisition Loan Notes
Exhibit A-3     Form of Swingline Note
Exhibit C-1     Form of Amended and Restated Security Agreement
Exhibit C-2     Form of Amended and Restated Pledge Agreement
Exhibit E-1     Form of Notice of Borrowing
Exhibit E-2     Form of Notice of Swingline Borrowing
Exhibit E-3     Form of Notice of Conversion/Continuation
Exhibit E-4     Form of Notice of Issuance
Exhibit E-5     Form of Notice of Reallocation
Exhibit E-7     Form of Notice of Responsible Officers
Exhibit F-1     Form of Secretary's Certificate
Exhibit F-3     Form of Officers' Closing Certificate
Exhibit F-6     Form of Compliance Certificate
Exhibit G-1     Form of Borrower's Counsel Opinion
Exhibit G-2     Form of Borrower's In-house Counsel Opinion
Exhibit H       Form of Assignment and Acceptance

                                   SCHEDULES

Schedule R-1    Consolidated Subsidiaries of Borrower
Schedule 1.1.A  Revolving Commitments
Schedule 1.1.B  Lender Information
Schedule 1.1.C  Existing Debt
Schedule 1.1.D  Existing Liens
Schedule 1.1.E  Applicable Margin
Schedule 2.18.  Certain Waivers
Schedule 3.1.2. Closing Documents
Schedule 4.1.   Organization of Borrower and Subsidiaries
Schedule 4.3.   Subsidiaries and Other Investments
Schedule 4.6.   Material Litigation
Schedule 4.13.  Environmental Condition
Schedule 4.14.  Certain Restrictions
Schedule 4.15.  Labor Matters
Schedule 4.17.  Year 2000 Exceptions
Schedule 5.14.  Additional Loan Documents Needed from New Consolidated
                 Subsidiary
Schedule 6.8.   Existing Contractual Obligations
Schedule 6.10.  Employee Benefit Plans
Schedule 9.5.   Borrower Information

             AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

     AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT, dated as of March 12, 1999 (as amended from time to time, this "Agreement"), by and among Cotelligent,
                                          ---------
Inc., a Delaware corporation formerly known as Cotelligent Group, Inc. ("CI"), and each of the Consolidated Subsidiaries of CI, the present list of which is set forth on Schedule R-1 hereto (each a "Co-Borrower"; sometimes herein CI and
             ------------                 -----------
the Co-Borrowers are collectively referred to as the "Borrowers"), and the banks and other financial institutions that either now or in the future are parties hereto, including without limitation the Swingline Lender, as defined herein (collectively the "Lenders" and each individually a "Lender"), BankBoston, N.A.
                   -------                           ------
in its capacity as L/C Issuer (in such capacity, together with any successors thereto in such capacity, the "L/C Issuer"), and BankBoston N.A., as
                               ----------
administrative agent for and representative of the Lenders (in such capacity, BankBoston N.A. or any successor in such capacity is referred to herein as the "Agent"). The Lenders, the L/C Issuer and the Agent are collectively referred
 -----
to herein as the "Lender Parties" and each individually as a "Lender Party."
                  --------------                              ------------

                                R E C I T A L S

     A. The Borrowers, certain of the Lenders, and the Agent are parties to that certain Senior Secured Credit Agreement, dated as of September 12, 1997 (the "Original Credit Agreement"), pursuant to which such Lenders agreed to make
     --------------------------
a credit facility in the aggregate amount of $40,000,000 available to the Borrowers, subject to the terms and conditions set forth therein.

     B. The Borrowers and the Lender Parties have agreed to amend and restate the Original Credit Agreement as provided herein to, among other things, increase the aggregate amount of the credit facilities to $100,000,000 and to continue the security interests granted under the Security Agreement and the Pledge Agreements in favor of the Agent.

                                  ARTICLE 1.


                        DEFINITIONS AND RELATED MATTERS
                        -------------------------------

Section 1.1.  Definitions. The following terms with initial capital letters
              -----------
have the following meanings:

     "Accounts Receivable" means, as of any measurement date, all "accounts," as
      -------------------
such term is defined in Section 9106 of the California UCC, then owned by any Borrower, including, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned by or belonging or owing to any Borrower (including, without limitation, under any trade name, style or division thereof) arising out of goods sold or services rendered by any Borrower, whether billed or unbilled, and all monies due or to become due to any Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by such Borrower.

     "Adjusted LIBOR Rate" means, with respect to any day during any Interest
      -------------------
Period, a rate per annum (rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to (i) the applicable London Interbank Offered Rate for such Interest Period, divided by (ii) 1.00 minus the LIBOR Reserve Requirement for such day (expressed as a decimal).

     "Affiliate" means, with respect to any Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. The term "control" means the possession, directly or indirectly, of the power, whether or
 -------
not exercised, (i) to vote ten percent (10%) or more of the securities having voting power for the election of directors (or Persons performing similar functions) of such Person or (ii) to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "common
                                                     ----------       ------
control" have correlative meanings.  Unless otherwise indicated, "Affiliate"
-------                                                           ---------
refers to an Affiliate of any of the Borrowers. Notwithstanding the foregoing, in no event shall any Lender Party or any Affiliate of any Lender Party be deemed to be an Affiliate of any Borrower.

     "Agent" is defined in the Preamble and, where the context so requires,
      -----
includes BankBoston, N.A. in its individual capacity.

     "Agent's Account" means the account of the Agent identified as such on
      ---------------
Schedule 1.1.B, or such other account as the Agent may hereafter designate by notice to CI and each Lender Party.

     "Agent's Office" means the office of the Agent identified as such on
      --------------
Schedule 1.1.B, or such other office as the Agent may hereafter designate by notice to CI and each Lender Party.

     "Agreement" is defined in the Preamble and includes all Schedules and
      ---------
Exhibits hereto.

     "Applicable Law" means all applicable provisions of all (i) constitutions,
      --------------
treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) Governmental Approvals, and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority.

     "Applicable Lending Office" means, with respect to any Lender, (i) in the
      -------------------------
case of any payment with respect to LIBOR Rate Loans, the Lender's LIBOR Lending Office, and (ii) in the case of any payment with respect to Base Rate Loans or any other payment under the Loan Documents, the Lender's Domestic Lending Office.

     "Applicable Margin" is defined on Schedule 1.1.E.
      -----------------

     "Arranger" means BancBoston Robertson Stephens, Inc.
      --------

     "Asset Disposition"  means any sale or other disposition of any assets by
      ------------------
any Borrower (including sales of any receivables but excluding sales of inventory and dispositions of obsolete or worn-out equipment in the ordinary course of business).

     "Assignment" and "Assignment and Acceptance" are defined in Section 9.6.2.
      ----------       -------------------------

     "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
      ---------------
Section 101 et seq.), as amended from time to time.
            -- ---

     "Base Rate" means the greater of (i) the rate of interest announced from
      ---------
time to time by BankBoston, N.A. at its head office as its "Base Rate," or (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next 1/8 of 1%).

     "Base Rate Loan" means a Loan, or portion thereof, that bears interest by
      --------------
reference to the Base Rate.

     "Borrowers" is defined in the preamble.
      ---------

     "Borrower Account" means the account of CI identified as such on Schedule
      ----------------
9.5, or such other account as CI may hereafter designate by notice to the Agent.

     "Borrowing" means a contemporaneous borrowing of Loans of the same Type.
      ---------

     "Business Day" means any day that is not a Saturday, Sunday or other day on
      ------------
which banks in Boston, Massachusetts or San Francisco, California are authorized or obligated to close.

     "Capital Expenditures" means, for any period, the expenditures (whether
      --------------------
paid in cash or accrued and including payments made with respect to Capitalized Leases during such period) of any Borrower during such period with respect to property, plant and equipment (other than repairs) that are required to be capitalized on the consolidated balance sheet of CI and its Consolidated Subsidiaries.

     "Capital Stock" means, with respect to any Person, all (i) shares,
      -------------
interests, participations or other equivalents (howsoever designated) of capital stock and other equity interests of such Person and (ii) rights (other than debt securities convertible into capital stock or other equity interests), warrants or options to acquire any such capital stock or other equity interests.

     "Capitalized Leases" means all leases of any Borrower of real, personal or
      ------------------
mixed property that are required by GAAP to be capitalized on the consolidated balance sheet of CI and its Subsidiaries. The amount of any Capitalized Lease shall be the capitalized amount thereof.

     "Cash" means cash and cash equivalents.
      ----

     "Cash Collateral Cover" is defined in Section 2.3.5.
      ---------------------

     "Change of Control" means the acquisition, directly or indirectly, by any
      -----------------
person (as defined in Section 13(d)(3) of the Exchange Act), of 50% or more of the total voting power in the aggregate of all classes of common stock or other equity securities of CI, then outstanding or of the ability, whether or not exercised, to appoint 50% or more of the Board of Directors of CI, whether through the ownership of voting securities, by contract, or otherwise.

     "Closing Date" means the date of this Agreement or such later date on which
      ------------
all conditions set forth in Section 3.1 have been satisfied or waived.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Collateral" means the collateral under the Collateral Documents, however
      ----------
defined.

     "Collateral Documents" means the Security Agreement, the Pledge Agreement,
      --------------------
financing statements and all other documents executed or delivered from time to time in connection therewith or otherwise to secure the Borrowers' obligations under the Loan Documents, in each case as amended or restated from time to time.

     "Compliance Certificate" is defined in Section 5.1.3.
      ----------------------

     "Consolidated Subsidiary" means, at any time, any Subsidiary whose accounts
      -----------------------
would be consolidated with those of CI in the consolidated financial statements of CI at such time in accordance with GAAP.

     "Contingent Obligation" means, as to any Person, any obligation, direct or
      ---------------------
indirect, contingent or otherwise, of such Person (i) with respect to any Debt or other obligation of another Person, including any direct or indirect guarantee of such Debt (other than any endorsement for collection in the ordinary course of business) or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Debt or obligation or any security therefor, or to provide funds for the payment or discharge of any such Debt or obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to provide funds to maintain the financial condition of any other Person, (iii) otherwise to assure or hold harmless the holders of Debt or other obligations of another Person against loss in respect thereof, or (iv) with respect to "off balance sheet" or "synthetic" leases (i.e., leases where for tax purposes the lessee is treated as the owner of the leased property but for GAAP purposes the lease is treated as an operating lease and the lessor is treated as the owner of the leased property). The amount of any Contingent Obligation under clause (i) or (ii) of the preceding sentence shall be the lesser of (a) the amount of the Debt or obligation guarantied or otherwise supported thereby, and (b) the maximum amount guarantied or supported by the Contingent Obligation.

     "Contractual Obligation" means, as applied to any Person, any provision of
      ----------------------
any security issued by that Person or of any agreement or other instrument to which that Person is a party or by which it or any of the properties owned or leased by it is bound or otherwise subject.

     "Debt" means, with respect to any Person, without duplication:  (i) all
      ----
obligations for borrowed money; (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations to pay the deferred purchase price of property or services or other criteria in connection with acquisitions), except trade accounts payable arising in the ordinary course of business that are not overdue by more than 60 days; (iv) all Capitalized Leases; (v) all obligations of others secured by a Lien on any asset owned by such Person or Persons whether or not such obligation or liability is assumed; (vi) all obligations of such Person or Persons, contingent or otherwise, in respect of any letters of credit or bankers' acceptances; (vii) all Contingent Obligations; and (viii) all obligations under facilities for the discount or sale of receivables.

     "Debt Service Coverage Ratio" means at the end of any Fiscal Quarter, the
      ---------------------------
ratio of (x) (a) EBITDA for the four consecutive Fiscal Quarters then ended minus (b) Capital Expenditures for such four-quarter period, to (y) (a) Interest Expense for such four-quarter period, plus (b) the sum of the aggregate scheduled payments of principal in respect of the Debt of any Borrower plus the amount of any payments based on the future performance of any acquired business (i.e. "earnouts") for such four-quarter period.

     "Default" means any condition or event that, with the giving of notice or
      -------
lapse of time or both, would, unless cured or waived, become an Event of Default.

     "Defined Benefit Plan" means any plan subject to Title IV of ERISA that is
      --------------------
not a Multiemployer Plan.

     "Dollars" and "$" means lawful money of the United States of America.
      ---------------

     "Domestic Lending Office" means the office, branch or Affiliate of any
      -----------------------
Lender identified on Schedule 1.1.B as its Domestic Lending Office or such other office, branch or Affiliate as the Lender may hereafter designate as its Domestic Lending Office for one or more Types of Loans by notice to CI and the Agent.

     "EBIT" means, for the Borrowers for any period, (i) Net Income, plus (ii)
      ----
Interest Expense deducted in the determination of Net Income, plus (iii) the amount of taxes based on or measured by income and deducted in the determination of Net Income, plus (iv) the amount of any extraordinary non-cash losses included in the determination of Net Income, minus (v) the amount of any extraordinary gains included in the determination of Net Income, in each case for such period.

     "EBITDA" means, for the Borrowers for any period, an amount equal to EBIT,
      ------
plus the amount of depreciation and amortization expense deducted in determining Net Income, in each case for such period.

     "Environmental Damages" means all claims, judgments, damages, losses,
      ---------------------
penalties, liabilities (including strict liability), costs and expenses, including costs of investigation, remediation, defense, settlement and reasonable attorneys' fees and consultants' fees, that are incurred at any time as a result of the existence of Hazardous Material upon, about or beneath any Real Property or migrating or threatening to migrate to or from any Real Property, or arising in any manner whatsoever out of any violation of Environmental Requirements.

     "Environmental Lien" means a Lien in favor of any Governmental Authority
      ------------------
for Environmental Damages.

     "Environmental Requirements" means all Applicable Laws relating to
      --------------------------
Hazardous Materials or the protection of human health or the environment, including all requirements pertaining to reporting, permitting, investigation and remediation of releases or threatened releases of Hazardous Materials into the environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" means any Person (including for this purpose any trade or
      ---------------
business) that is or was a member of the controlled group of corporations or trades or businesses (as defined in Subsection (b), (c), (m) or (o) of Section 414 of the Code) of which any Borrower is or was a member at any time within the last six years.

     "Event of Default" is defined in Section 7.1.
      ----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time.

     "Excluded Taxes" is defined in Section 2.14.1.
      --------------

     "Existing Debt" means the Debt described on Schedule 1.1.C.
      -------------

     "Existing Liens" means the Liens described on Schedule 1.1.D.
      --------------

     "Federal Funds Effective Rate" means, for any day, a fluctuating interest
      ----------------------------
rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day), by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Agent from three federal funds brokers of recognized standing selected by the Agent.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any successor thereto.

     "Fee Letter" means that certain letter dated January 7, 1999 between CI and
      ----------
the Agent.

     "Fees" means, collectively, the fees described or referenced in Section
      ----
2.7.

     "Fiscal Year" means the fiscal year of CI, which shall be the 12 month-
      ----------
period ending on March 31 in each year or such other period as CI may designate and the Agent may approve in writing. "Fiscal Quarter" or "fiscal quarter"
                                        --------------      --------------
means any quarter of a Fiscal Year.

     "Funded Debt" means, with respect to any Borrower, without duplication, the
      -----------
sum of such Borrower's Debt, determined on a consolidated basis for such Borrower in accordance with GAAP, relating to the borrowing of money or the obtaining of credit including, without limitation, all Borrowings under this Agreement, plus any and all subordinated debt, purchase money debt and Capitalized Leases.

     "Funding Date" means any date on which a Loan is (or is requested to be)
      ------------
made or a Letter of Credit is (or is requested to be) issued.

     "GAAP" means generally accepted accounting principles as in effect in the
      ----
United States of America from time to time.

     "Governmental Approval" means an authorization, consent, approval, permit
      ---------------------
or license issued by, or a registration or filing with, any Governmental Authority.

     "Governmental Authority" means any nation and any state or political
      ----------------------
subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any tribunal or arbitrator of competent jurisdiction.

     "Hazardous Materials" means any substance (i) the presence of which
      -------------------
requires investigation or remediation under any Applicable Law; (ii) that is or becomes defined as a "hazardous waste" or "hazardous substance" under any Applicable Law, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) that is toxic, explosive, corrosive, inflammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any Governmental Authority; (iv) the presence of which on any Real Property causes or threatens to cause a nuisance upon the Real Property or to adjacent properties or poses or threatens to pose a hazard to any Real Property or to the health or safety of Persons on or about any Real Property; or (v) without limitation, that contains gasoline or other petroleum hydrocarbons, polychlorinated biphenyls or asbestos.

     "Honor Date" is defined in Section 2.3.4.1.
      ----------

     "Indemnified Liabilities" is defined in Section 9.2.1.
      -----------------------

     "Indemnitee" is defined in Section 9.2.1.
      ----------

     "Intellectual Property Right" means (i) any patent, copyright, trademark,
      ---------------------------
service mark, trade name, trade secret or other intellectual property right,
(ii) all registrations and applications to register any such patent, copyright, trademark, service mark, trade name or other intellectual property right with any Governmental Authority and all renewals and extensions thereof, and (iii) the goodwill of the business associated with or relating to any such trademark, service mark, trade name or other intellectual property right.

     "Intercompany Debt" means any Debt of any Borrower that is owed to any
      -----------------
other Borrower or any Affiliate.

     "Interest Expense" means, for any period, total consolidated interest
      ----------------
expense of the Borrowers, including Fees, charges in respect of Letters of Credit and the portion of any Capitalized Lease obligations allocable to interest expense, but excluding amortization or write-off of debt discount and expense, provided Interest Expense shall be adjusted on a pro forma basis to include the amount of interest expense which would have accrued during such period with respect to Debt incurred in connection with any acquisition of a Consolidated Subsidiary by CI or any other Borrower.

     "Interest Payment Date" means the last day of March, June, September and
      ---------------------
December in each year (or, if such day is not a Business Day, the next succeeding Business Day).

     "Interest Period" means, subject to the next sentence, with respect to each
      ---------------
LIBOR Rate Loan, the period commencing on the date specified in the related Notice of Borrowing or Notice of Conversion/Continuation (or telephonic notice in lieu thereof) and ending one, two, three or six months thereafter, as CI may elect pursuant to Section 2.1. Notwithstanding the foregoing: (a) if a LIBOR Rate Loan is continued, the Interest Period applicable to the continued or converted Loan shall commence on the day on which the Interest Period applicable to such LIBOR Rate Loan ends; (b) any Interest Period applicable to a LIBOR Rate Loan (x) that would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day, unless such succeeding LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, or (y) that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of the calendar month; and (c) no Interest Period shall end after the Stated Termination Date.

     "Investment" means, with respect to any Person, (i) any direct or indirect
      ----------
purchase or other acquisition by that Person of stock or securities, or any beneficial interest in stock or other securities, of any other Person, any partnership (whether general or limited) or limited liability company interest in any other Person, or all or any substantial part of the business or assets of any other Person, or (ii) any direct or indirect loan, advance or capital contribution by that Person to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, but shall not include the principal amount of any loan or other indebtedness to the extent such principal amount of such loan or indebtedness has been repaid.

     "Knowledge" means actual knowledge or knowledge imputed to a Senior Officer
      ---------
in the ordinary course of such Senior Officer's duties.

     "Lender" is defined in the Preamble.  For purposes of the Sections referred
      ------
to in (and subject to) the last sentence of Section 9.6.4, "Lender" includes a
                                                            ------
holder of a Participation.

     "L/C Issuer" is defined in the Preamble.
      ----------

     "Lender Party" is defined in the Preamble.  For purposes of the Sections
      ------------
referred to in (and subject to) the last sentence of Section 9.6.4, "Lender
                                                                     ------
Party" includes a holder of a Participation.
-----

     "Letter of Credit" is defined in Section 2.3.1.
      ----------------

     "Letter of Credit Application" is defined in Section 2.3.2.
      ----------------------------

     "Letter of Credit Fee" is defined in Section 2.7.2.
      --------------------

     "Letter of Credit Liability" means, at any time, all liabilities of CI to
      --------------------------
the Lenders and the L/C Issuer in respect of Letters of Credit at such time, whether or not such liability is contingent, and shall consist of the sum of (i) the aggregate Stated Amount of all Letters of Credit then outstanding, and (ii) all amounts that then have been paid by the L/C Issuer if and to the extent reimbursement has not been received therefor.

     "Leverage Ratio" means at the end of any Fiscal Quarter, the ratio of (x)
      --------------
the aggregate Funded Debt of the Borrowers on a consolidated basis to (y) the EBITDA of the Borrowers for the four consecutive Fiscal Quarters then ended, as adjusted by Pro Forma Adjustments reflecting each Permitted Acquisition occurring during such preceding four consecutive Fiscal Quarters.

     "LIBOR Business Day" means any Business Day on which commercial banks are
      ------------------
open for international business (including dealings in interbank Dollar deposits) in London, England.

     "LIBOR Lending Office" means the office, branch or Affiliate of any Lender
      --------------------
identified on Schedule 1.1.B as its LIBOR Lending Office or such other office, branch or Affiliate as the Lender may hereafter designate as its LIBOR Lending Office by notice to CI and the Agent.

     "LIBOR Rate Loan" means a Loan, or portion thereof, that bears interest at
      ---------------
a rate determined by reference to an Adjusted LIBOR Rate (and as to which a single Interest Period is applicable).

     "LIBOR Reserve Requirement" means, with respect to any LIBOR Rate Loan and
      -------------------------
for any day, the maximum rate at which reserves (including any marginal, supplemental, special or emergency reserve) are required to be maintained on such day under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $5 billion against "Euro-Currency Liabilities," as that term is used in Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on LIBOR Rate Loans is determined or any category of extensions of credit or other assets that includes loans by a non-United States office of any bank to United States residents).

     "Lien" means any lien, mortgage, pledge, security interest, charge, or
      ----
encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, security interest, charge, or other encumbrance of any kind.

     "Liquidity" means on any date of determination, the sum of Borrowers' Cash
      ---------
plus the aggregate amount of all Lenders' Working Capital Revolving Commitments minus the Working Capital Revolving Commitment Usage of all Lenders at such date.

     "Loan" means a Working Capital Revolving Loan, a Revolving Acquisition
      ----
Loan, a Term Acquisition Loan or a Swingline Loan made or to be made pursuant to
Article 2.

     "Loan Account" is defined in Section 2.6.3.
      ------------

     "Loan Documents" means, collectively, this Agreement, the Notes, the
      --------------
Collateral Documents, the Letters of Credit, the Fee Letter and any other agreement, instrument or other writing executed or delivered by any Borrower in connection herewith, and all amendments, exhibits and schedules to any of the foregoing.

     "London Interbank Offered Rate" means, with respect to any Interest Period,
      -----------------------------
a rate of interest per annum, selected by the Agent acting in good faith, at which deposits in dollars are offered to the Agent in the London interbank market at approximately 11:00 A.M. (London time) two LIBOR Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the LIBOR Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Mandatory Borrowing" is defined in Section 2.2.5.
      -------------------

     "Margin Regulations" means Regulations G, T, U and X of the Federal Reserve
      ------------------
Board, as amended from time to time.

     "Margin Stock" means "margin stock" as defined in the Margin Regulations.
      ------------

     "Material," "Material Adverse Effect" or "Material Adverse Change" means a
      --------    -----------------------      -----------------------
condition or event material to, a material adverse effect on or a material adverse change in, as the case may be, any one or more of the following: (i) the operations, business, properties, or condition (financial or otherwise) of the Borrowers taken as a whole; (ii) the Borrowers' ability, taken as a whole, to perform their obligations under any Loan Document and avoid any Event of Default; or (iii) the legality, validity, binding effect or enforceability of any Loan Document. "Materially" has a correlative meaning.
                     ----------

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
3(37) and Section 4001(a)(3)(A) of ERISA to which CI or any of the ERISA Affiliates is making or accruing an obligation to make contributions or to which any such Person has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Multiple Employer Plan" means a "single employer plan," as defined in
      ----------------------
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Borrower or any ERISA Affiliate and at least one person other than such Borrower and the ERISA Affiliates or (ii) was so maintained and in respect of which such Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA if such plan has been or were to be terminated.

     "Net Income" means, for any period, consolidated net income (or loss) after
      ----------
taxes, determined in accordance with GAAP, of the Borrowers for such period taken as a single accounting period, provided that there shall be excluded therefrom (i) the income (or loss) of any Person (other than a Borrower) in which any Borrower has an equity interest, except to the extent of dividends or other distributions actually paid to such Borrower by such Person during such period, (ii) the undistributed income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or other distributions by such Consolidated Subsidiary is not at the time permitted by the terms of its charter or Contractual Obligations or Applicable Law binding on such Consolidated Subsidiary, and (iii) the income (or loss) of any Consolidated Subsidiary that is included in the calculation of Net Income but is attributable to an owner of Capital Stock of such Consolidated Subsidiary other than CI, and provided further, Net Income shall be adjusted by the Pro Forma Adjustments for any new Consolidated Subsidiary acquired by Borrower.

     "Net Worth" means, at any date, the consolidated stockholders' equity of
      ---------
CI, excluding any amounts attributable to mandatorily redeemable preferred stock.

     "Note" means each of the Working Capital Revolving Loan Notes, which notes
      ----
are in substantially the form of Exhibit A-1, as amended from time to time, the Swingline Note, and the Acquisition Loan Notes, which notes are in substantially the form of Exhibit A-2, as amended from time to time.

     "Notice of Borrowing" is defined in Section 2.1.4.
      -------------------

     "Notice of Issuance" is defined in Section 2.3.2.
      ------------------

     "Notice of Continuation/Conversion" is defined in Section 2.5.3.2.
      ---------------------------------

     "Notice of Responsible Officer" is defined in Section 2.1.4.3.
      -----------------------------

     "Obligations" means all present and future obligations and liabilities of
      -----------
each Borrower of every type and description arising under or in connection with the Loan Documents due or to become due to the Lender Parties or any Person entitled to indemnification, or any of their respective successors, transferees or assigns, whether for principal, interest, letter of credit or other reimbursement obligations, cash collateral cover, Fees, expenses, indemnities or other amounts (including attorneys' fees and expenses) and whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, and whether now or hereafter existing, renewed or restructured.

     "Operating Lease" means, as applied to any Person, any lease of any
      ---------------
property (whether real, personal, or mixed) under which such Person is the lessee and that is not capitalized on the balance sheet of such Person.

     "Participation" is defined in Section 9.6.4.
      -------------

     "PBGC" means the Pension Benefit Guaranty Corporation, as defined in Title
      ----
IV of ERISA, or any successor.

     "Permitted Acquisition" means the acquisition by CI or a Wholly-Owned
      ---------------------
Subsidiary of all, but not less than all, ownership interests in another Person, in connection with which all of the following conditions are met: (i) the acquired Person has generated positive earnings before interest, taxes, depreciation and amortization expense, as adjusted by the Pro Forma Adjustments, for the twelve-month period immediately preceding the date of such acquisition;
(ii) the acquired Person is in a line of business substantially similar in type to the businesses in which the Borrowers are already engaged; (iii) if on a pro forma basis, the Leverage Ratio on the closing date of the acquisition (a) does not exceed 2.00:1.00, the cash portion of the purchase price for such acquisition, regardless of when paid, will not exceed $25,000,000, or (b) is equal to or exceeds 2.00:1.00, the cash portion of the purchase price for such acquisition, regardless of when paid, will not exceed $7,500,000; (iv) if, on a pro forma basis, the Leverage Ratio on the closing date of the acquisition (a) does not exceed 2.00:1.00, the total purchase price for such acquisition, regardless of when paid, including in such total CI's reasonable estimate, based on the historical performance of the acquired company, of the total amount of payments based on future performance of such acquired business or Person (i.e. "earnouts") or other criteria in connection with acquisitions to be paid, Debt to be assumed and securities to be issued in connection with such acquisition, will not exceed $50,000,000, or (b) is equal to or exceeds 2.00:1.00, the total purchase price for such acquisition, regardless of when paid, including in such total CI's reasonable estimate, based on the historical performance of the acquired Person, of the total amount of payments based on future performance of such acquired business or Person (i.e. "earnouts") or other criteria in connection with acquisitions to be paid, Debt to be assumed and securities to be issued in connection with such acquisition, will not exceed $15,000,000; (v) to the extent any such acquisition involves a merger, CI is the surviving Person;
(vi) after giving effect to Pro Forma Adjustments with respect to such acquisition, the Borrowers are in compliance with the covenants set forth in
Section 6.5.1 through Section 6.5.3; (vii) at the time of such acquisition, no Default or Event of Default has occurred and is continuing; (viii) CI's acquisition of such Person is being accomplished with the cooperation and consent of the management of, the board of directors (if any) of, the managing member (if any) of, and the holders of ownership interests in, the acquired Person; and (ix) any Debt incurred or assumed by any Borrower in connection with such acquisition (other than the Obligations hereunder) shall be subordinated in right of payment to the Obligations, and the contractual terms of such Debt shall provide that the holders of such Debt shall have no payment blockage rights of any kind. Notwithstanding the foregoing, any acquisition approved by the Required Lenders shall be a "Permitted Acquisition."

     "Permitted Liens" means, with respect to any asset, the Liens (if any)
      ---------------
permitted to exist on such asset under Section 6.1.

     "Person" means an individual, a corporation, a partnership, a limited
      ------
liability company, a trust, an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

     "Plan" means any pension, retirement, disability, defined benefit, defined
      ----
contribution, profit sharing, deferred compensation, employee stock ownership, employee stock purchase, health, life insurance, or other employee benefit plan or arrangement, other than a Multiemployer Plan, irrespective of whether any of the foregoing is funded, in which any personnel of CI or ERISA Affiliate participates or from which any such personnel may derive a benefit.

     "Pledge Agreement" means the Amended and Restated Pledge Agreement, of even
      ----------------
date herewith, between the Borrowers and the Agent in substantially the form of Exhibit C-2, as amended or restated from time to time.

     "Post-Default Rate" means, at any time, a rate per annum equal to the rate
      -----------------
of interest otherwise in effect at such time pursuant to the terms hereof plus 2%; provided that with respect to any amount not paid when due (whether principal, interest, or otherwise), the Post-Default Rate means the Base Rate in effect at such time plus the Applicable Margin plus 2%.

     "Pro Forma Adjustments" means, in the context of an acquisition by CI of a
      ---------------------
new Consolidated Subsidiary, adjustments to the actual historical financial data of the acquired Person, without duplication, to reflect (i) compensation differentials to former owners and employees of such acquired Person, (ii) the termination of contributions by the acquired Person to retirement plans, (iii) removal of non-recurring transaction costs incurred by CI in connection with the acquisition of such acquired Person, and (iv) income taxes as if CI and such acquired Person were combined and subject to the effective federal and state statutory rates throughout the fiscal period during which the acquired Person was acquired by CI, all as if the acquired Person had been a Consolidated Subsidiary for the entire fiscal period during which it was acquired.

     "Prohibited Transaction" means a transaction that is prohibited under
      ----------------------
Section 4975 of the Code or Section 406 or 407 of ERISA and not exempt under
Section 4975 of the Code or Section 408 of ERISA.

     "Real Property" means each of those parcels (or portions thereof) of real
      -------------
property, improvements and fixtures thereon and appurtenances thereto now or hereafter owned or leased by any Borrower.

     "Regulation D" means Regulation D of the Federal Reserve Board, as amended
      ------------
from time to time.

     "Regulatory Change" means (i) the adoption or becoming effective after the
      -----------------
date hereof of any treaty, law, rule or regulation, (ii) any change in any such treaty, law, rule or regulation (including Regulation D), or any change in the administration or enforcement thereof, by any Governmental Authority, central bank or other monetary authority charged with the interpretation or administration thereof, in each case after the date hereof, or (iii) compliance after the date hereof by any Lender Party (or its Applicable Lending Office or, in the case of capital adequacy requirements, any holding company of any Lender Party) with, any interpretation, directive, request, order or decree (whether or not having the force of law) of any such Governmental Authority, central bank or other monetary authority.

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder, except any such event (other than the failure to meet minimum funding standards of Section 412 of the Code or Section 302 of ERISA) as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

     "Required Lenders" means Lenders having at least 51% of the aggregate
      ----------------
amount of the Commitments or, if the Commitments have terminated, Lenders holding at least 51% of the sum of (a) the aggregate unpaid principal amount of the Loans plus (b) the aggregate amount of all Letter of Credit Liability.

     "Responsible Officer" is defined in Section 2.1.4.3.
      -------------------

     "Restricted Payment" means (i) any dividend or other distribution, direct
      ------------------
or indirect, on account of any Capital Stock of any Borrower now or hereafter outstanding, except (a) a dividend or other distribution payable solely in shares or equivalents of the same class of Capital Stock and (b) the issuance of equity interests upon the exercise of outstanding warrants, options or other rights, or (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Borrower now or hereafter outstanding.

     "Revolving Acquisition Commitment" means, with respect to each Lender, the
      --------------------------------
amount set forth for such Lender as its "Revolving Acquisition Commitment" on
Schedule 1.1.A as the amount of such Lender's commitment to make Revolving Acquisition Loans to the Borrowers, as reallocated, reduced or terminated from time to time pursuant to the terms hereof.

     "Revolving Acquisition Commitment Usage" means, at any time, (i) with
      --------------------------------------
respect to any Lender, the aggregate unpaid principal amount of all Revolving Acquisition Loans made by such Lender, and (ii) with respect to all Lenders, the aggregate unpaid principal amount of all Revolving Acquisition Loans, in each case giving effect to Borrowings then requested.

     "Revolving Acquisition Loans" is defined in Section 2.1.2.
      ---------------------------

     "Revolving Acquisition Stated Termination Date"  is defined in Section
      ---------------------------------------------
2.8.1.

     "SEC" means the United States Securities and Exchange Commission, and any
      ---
successor.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time.

     "Security Agreement" means the Amended and Restated Security Agreement, of
      ------------------
even date herewith, between the Borrowers and the Agent in substantially the form of Exhibit C-1, as amended or restated from time to time.

     "Senior Officer" means the President, the Chief Executive Officer, the
      --------------
Chief Accounting Officer, or the Chief Financial Officer of CI.

     "Single Employer Plan" means a Plan other than a Multiemployer Plan.
      --------------------

     "Solvent" means, with respect to any Person, that: (i) the total present
      -------
fair salable value of such Person's business on a going concern basis is in excess of the total amount of such Person's liabilities, including contingent liabilities; (ii) such Person is able to pay its liabilities and contingent liabilities as they become due; and (iii) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and as proposed to be operated.

     "Stated Amount" means, with respect to a Letter of Credit, the maximum
      -------------
amount available to be drawn thereunder, without regard to whether any conditions to drawing could be met.

     "Stated Termination Date" is defined in Section 2.8.
      -----------------------

     "Subsidiary" means, with respect to any Person, any other Person of which
      ----------
more than 50% of the total voting power of the Capital Stock entitled to vote in the election of the board of directors (or other Persons performing similar functions) is at the time directly or indirectly owned by such first Person. Unless otherwise indicated, "Subsidiary" refers to a Subsidiary of CI.
                             ----------

     "Swingline Commitment" means Ten Million Dollars ($10,000,000).
      --------------------

     "Swingline Lender" means BankBoston, N.A. in its individual capacity and
      ----------------
not as Agent.

     "Swingline Loan" has the meaning assigned to such term in Section 2.2.1.
      --------------

     "Swingline Maturity Date" means the date which is five Business Days prior
      -----------------------
to the Stated Termination Date.

     "Swingline Note" means the Swingline Note made by the Borrowers payable to
      --------------
the order of the Swingline Lender, in the original principal amount of Ten Million Dollars ($10,000,000), which note is in substantially the form of Exhibit A-3, as amended or restated from time to time.

     "Taxes" means any present or future income, stamp and other taxes, charges,
      -----
fees, levies, duties, imposts, withholdings or other assessments, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority upon any Person.

     "Termination Date" is defined in Section 2.8.1.
      ----------------

     "Term Acquisition Loan" is defined in Section 2.8.1.
      ---------------------

     "Termination Event" means:  (i) a Reportable Event or an event described in
      -----------------
Section 4068(f) of ERISA; (ii) the withdrawal of CI or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations at a facility in the circumstances described in

Section 4068(f) of ERISA; (iii) the filing of a notice of intent to terminate a Defined Benefit Plan (including any such notice with respect to a Defined Benefit Plan amendment referred to in Section 4041(e) of ERISA) or the termination of a Defined Benefit Plan excluding, for purposes of this clause
(iii), any standard termination under Section 4041(b) of ERISA; (iv) the institution of proceedings to terminate a Defined Benefit Plan by the PBGC; (v) the appointment of a trustee to administer any Defined Benefit Plan under
Section 4042 of ERISA; or (vi) any other event or condition that might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Defined Benefit Plan.

     "Total Commitment" means, with respect to each Lender, the aggregate of
      ----------------
such Lender's Working Capital Revolving Commitment plus such Lender's Revolving Acquisition Commitment.

     "Wholly-Owned" means, with respect to any Subsidiary, that all the Capital
      ------------
Stock (except for directors' qualifying shares) of such Subsidiary is directly or indirectly owned by CI.

     "Working Capital Revolving Commitment" means, with respect to each Lender,
      ------------------------------------
the amount set forth for such Lender as its "Working Capital Revolving Commitment" on Schedule 1.1.A as the amount of such Lender's commitment to make Working Capital Revolving Loans and purchase participations in, and assignments of, Swingline Loans to the Borrowers, as reallocated, reduced or terminated from time to time pursuant to the terms hereof.

     "Working Capital Revolving Commitment Usage" means, at any time, (i) with
      ------------------------------------------
respect to any Lender, the sum of (A) the aggregate unpaid principal amount of all Working Capital Revolving Loans made by such Lender (including, with respect to the Swingline Lender, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender), plus (B) the Lender's pro rata share of all Letter of Credit Liability and (ii) with respect to all Lenders, the sum of (A) the aggregate unpaid principal amount of all Working Capital Revolving Loans made by all Lenders (including all Swingline Loans referred to in clause (i)) plus (B) all Letter of Credit Liability, in each case giving effect to Borrowings then requested.

     "Working Capital Revolving Loans" is defined in Section 2.1.1.1.
      -------------------------------

Section 1.2. Related Matters.
             ---------------

     1.2.1.  Construction. Unless the context of this Agreement clearly
             ------------
requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals, the Schedules and the Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, schedule, recital and preamble references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals, waivers or other modifications not prohibited by the Loan Documents. References in this

Agreement to any law (or any part thereof) include any rules and regulations promulgated thereunder (or with respect to such part) by the relevant Governmental Authority, as amended from time to time.

     1.2.2.  Determinations. Any determination or calculation contemplated by
             --------------
this Agreement that is made by any Lender Party shall be final and conclusive and binding upon the Borrowers, and, in the case of determinations by the Agent, also the other Lender Parties, in the absence of manifest error. References in this Agreement to any "determination" by any Lender Party include good faith estimates by such Lender Party (in the case of quantitative determinations), and good faith beliefs by such Lender Party (in the case of qualitative determinations). All references herein to "discretion" of any Lender Party (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of any Lender Party contemplated by this Agreement may be given, taken, withheld or not taken in such Lender Party's discretion (whether or not so expressed), except as otherwise expressly provided herein.

     1.2.3.  Accounting Terms and Determinations. Unless otherwise specified
             -----------------------------------
herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with the audited financial statements referred to in Section 4.4.

     1.2.4.  Independence of Covenants. All covenants under this Agreement
             -------------------------
shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.


                                   ARTICLE 2.


                   AMOUNTS AND TERMS OF THE CREDIT FACILITY
                   ----------------------------------------

Section 2.1. Revolving Loans.
             ---------------

     2.1.1.  Working Capital Revolving Commitment.
             ------------------------------------

             2.1.1.1. Each Lender severally agrees, upon the terms and subject to the conditions set forth in this Agreement, at any time from and after the Closing Date until the Business Day next preceding the Termination Date, to make revolving loans for working capital purposes other than in connection with the consummation of any acquisition in whole or in part of another Person or business (each such revolving loan, including those made in connection with Mandatory Borrowings, a "Working Capital Revolving
                                                 -------------------------
     Loan")to CI, provided that (a) the Working Capital Revolving Commitment
     ----
     Usage of any Lender shall not exceed, at any time, the Working Capital Revolving Commitment of such Lender, and (b) the Working Capital Revolving Commitment Usage of all Lenders at any time, in the aggregate, shall not exceed the aggregate Working Capital Revolving Commitments of all Lenders.

          2.1.1.2. Working Capital Revolving Loans may be voluntarily prepaid pursuant to Section 2.9.4 and, subject to the provisions of this Agreement, any amounts so prepaid may be re-borrowed, up to the amount available under this Section 2.1.1 at the time of such re-borrowing.

     2.1.2.  Revolving Acquisition Commitment.
             --------------------------------

          2.1.2.1. Each Lender severally agrees, upon the terms and subject to the conditions set forth in this Agreement, at any time from and after the Closing Date until the Business Day next preceding the Revolving Acquisition Stated Termination Date, to make revolving loans in connection with the consummation of any Permitted Acquisition (each such revolving loan, a "Revolving Acquisition Loan") to CI, provided that (a) the
              --------------------------
     Revolving Acquisition Commitment Usage of any Lender shall not exceed, at any time, the Revolving Acquisition Commitment of such Lender, and (b) the Revolving Acquisition Commitment Usage of all Lenders at any time, in the aggregate, shall not exceed the aggregate Revolving Acquisition Commitments of all Lenders.

          2.1.1.2. Revolving Acquisition Loans may be voluntarily prepaid pursuant to Section 2.9.4 and, subject to the provisions of this Agreement, any amounts so prepaid may be re-borrowed prior to the Revolving Acquisition Stated Termination Date, up to the amount available under this
     Section 2.1.2 at the time of such re-borrowing.

     2.1.3.  Type of Loans and Minimum Amounts.
             ---------------------------------

          2.1.3.1. Working Capital Revolving Loans and Revolving Acquisition Loans made under this Section 2.1 and Term Acquisition Loans converted under Section 2.8.1 may be Base Rate Loans or LIBOR Rate Loans (each a "Type" of Loan),subject, however, to Sections 2.5.2 and 2.12.
      ----

          2.1.3.2. Each Borrowing of Working Capital Revolving Loans (other than Mandatory Borrowings) or Revolving Acquisition Loans shall be in a minimum aggregate amount of $500,000 and integral multiples of $100,000, in the case of a Borrowing of Base Rate Loans, or a minimum aggregate amount of $1,000,000, and integral multiples of $1,000,000, in the case of a Borrowing of LIBOR Rate Loans, provided that in no event shall the amount of any Revolving Acquisition Loan Borrowing exceed the consideration directly or indirectly paid by CI in connection with the Permitted Acquisition giving rise to such Borrowing, including related costs and expenses.

     2.1.4.  Notice of Borrowing.
             -------------------

          2.1.4.1. When CI desires to borrow Working Capital Revolving Loans or Revolving Acquisition Loans pursuant to Section 2.1, it shall deliver to the Agent a Notice of Borrowing substantially in the form of Exhibit E-1, duly completed and executed by a Responsible Officer (a "Notice of
                                                              ---------
     Borrowing"),no later than 12:00 noon (California time) (a) at least one
     ---------
     Business Day before the proposed Funding Date, in the case of a Borrowing of Base Rate Loans, or (b) at least three LIBOR Business Days before the proposed Funding Date, in the case of a Borrowing of LIBOR Rate Loans. In addition, as promptly as practicable after reaching an agreement in principle with respect to a Permitted Acquisition to be financed with a Revolving Acquisition Loan Borrowing (but in any event not later than five
     (5) Business Days prior to such Borrowing), Borrower shall furnish or cause to be furnished to Agent such information as it may reasonably require to enable it to review the material terms of such Permitted Acquisition, including without limitation, a copy of the definitive acquisition agreement, if available, and information as to the target of the Acquisition, including market conditions, general resources and profits, any debt assumption and the total purchase price.

          2.1.4.2. In lieu of delivering a Notice of Borrowing, CI, through a Responsible Officer, may give the Agent telephonic notice of any proposed Borrowing by the time a Notice of Borrowing would be required to be delivered and containing all information required for a Notice of Borrowing; provided, however, that such notice shall be confirmed in writing by delivery of a Notice of Borrowing to the Agent on or before the proposed Funding Date (or, in case of a Base Rate Borrowing, one Business Day after the Funding Date). The Lender Parties shall incur no liability to the Borrowers or the other Lender Parties in acting upon any telephonic notice that the Agent believes to have been given by a Responsible Officer or for otherwise acting in good faith under this Section 2.1 and in making any Loan in accordance with this Agreement pursuant to any telephonic notice.

          2.1.4.3. CI shall notify the Agent of the names of its officers and employees authorized to request and take other actions with respect to Loans on behalf of CI (each a "Responsible Officer") by providing the Agent
                                    -------------------
     with a Notice of Responsible Officers substantially in the form of Exhibit E-7, duly completed and executed by a Senior Officer (a "Notice of
                                                              ---------
     Responsible Officer"). The Agent shall be entitled to rely conclusively
     -------------------
     on a Responsible Officer's authority to request and take other actions with respect to Loans on behalf of CI until the Agent receives a new Notice of Responsible Officer that no longer designates such Person as a Responsible Officer. The Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing, Notice of Responsible Officer or any other notice given under the Loan Documents.

          2.1.4.4. Any Notice of Borrowing (or telephone notice in lieu thereof) delivered pursuant to this Section 2.1.4.4 shall be irrevocable and CI shall be bound to make a Borrowing in accordance therewith.

          2.1.4.5. The Agent shall promptly notify each Lender of the contents of any Notice of Borrowing (or telephonic notice in lieu thereof) received by it and such Lender's pro rata portion of the Borrowing requested. Not later than 11:30 a.m. (California time) on the date specified in such notice as the Funding Date (or, in the case of Base Rate Loans, 10:30 a.m. (California time) on such date), each Lender, subject to the terms and conditions hereof, shall make its pro rata portion of the Borrowing available, in immediately available funds, to the Agent at the Agent's Account.

     2.1.5.  Funding. Not later than 11:00 a.m. (California time) or such later
             -------
time as may be agreed to by CI and the Agent, and subject to and upon satisfaction of the applicable conditions set forth in Article 3 as determined by the Agent, the Agent shall arrange for a wire transfer of immediately available funds in the amount of the requested Working Capital Revolving Loans and Revolving Acquisition Loans to the account designated by CI pursuant to wire instructions set forth in the Notice of Borrowing.

Section 2.2. Swingline Loans.
             ---------------

     2.2.1.  Swingline Commitment. Subject to the terms and conditions set
             --------------------
forth herein, the Swingline Lender agrees to lend to CI, and CI may borrow, repay, and reborrow from time to time between the Closing Date and the Swingline Maturity Date upon notice by CI to the Swingline Lender given in accordance with
Section 2.2.3, such sums as are r equested by CI (each a "Swingline Loan") up
                                                          --------------
to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the Swingline Commitment, provided
                                                                      --------
that the sum of the outstanding principal amount of the Swingline Loans (after giving effect to all amounts requested), plus the then outstanding aggregate principal amount of all of the Working Capital Revolving Loans shall not at any time exceed the aggregate of all Lenders' Working Capital Revolving Commitments. Each request for a Swingline Loan hereunder shall constitute a representation and warranty by CI that the conditions set forth in Article 3 have been satisfied on the date of such request. For all purposes of this Agreement, except as otherwise expressly stated to the contrary, Swingline Loans shall be treated as Working Capital Revolving Loans.

     2.2.2.  Interest on Swingline Loans. Except as otherwise provided in
             ---------------------------
2.5.1.2, each Swingline Loan shall bear interest for the period commencing with the Funding Date thereof and ending on the date of repayment thereof at a rate per annum equal to the Base Rate. Each Borrower promises to pay interest on each Swingline Loan in arrears on the earlier to occur of (a) the day on which such Swingline Loan is repaid and (b) the next occurring Interest Payment Date for Base Rate Loans. Prior to the date of any Mandatory Borrowing in respect of a Swingline Loan, interest on such Swingline Loan shall be for the Swingline Lender's account, and following any Mandatory Borrowing in respect of any Swingline Loan, interest on such Swingline Loan shall be for the account of all Lenders, pro rata in accordance with the amounts of such Lenders' Working Capital Revolving Loan Commitments.

     2.2.3.  Notice of Borrowing of Swingline Loans. CI shall give to the Agent
             --------------------------------------
written notice in the form of Exhibit E-2 hereto (or telephonic notice confirmed in a writing in
the form of Exhibit E-2 hereto) of each Swingline Loan requested hereunder (a "Swingline Loan Request") no later than 12:00 noon, California time, on the
 ----------------------
proposed Funding Date of any Swingline Loan. Each such notice shall specify (a) the principal amount of the Swingline Loan requested, (b) the proposed Funding Date of such Swingline Loan, and (c) wire transfer instructions for the account into which such Loan shall be disbursed if it is such account is not the Borrower Account. Each Swingline Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Swingline Loan requested from the Swingline Lender on the proposed Funding Date. Each Swingline Loan Request shall be in a minimum amount of $10,000 or an integral multiple thereof. The Swingline Lender agrees and acknowledges that the parties intend that the Swingline Loans be funded on the same day as they are requested and agrees to use all commercially reasonable efforts to honor each Swingline Loan Request that is timely made pursuant to the terms hereof. Notwithstanding the foregoing, the Borrowers agree and acknowledge that the Swingline Lender shall incur no liability as a result of its inability to fund the amount requested in any Swingline Loan Request until the Business Day following the day on which such Swingline Loan Request is made.

     2.2.4.  Limitations on Swingline Lender's Obligation to Make Swingline
             --------------------------------------------------------------
     Loans.  The Swingline Lender will not make any Swingline Loan after it has
     -----
received written notice from the Required Lenders (other than the Swingline Lender) that one or more of the applicable conditions precedent set forth in
Section 3.1 has not then been satisfied (provided that the delivery and receipt of such written notice shall not limit, affect or modify the Lenders' obligations in respect of a Mandatory Borrowing in respect of any Swingline Loan made prior to the receipt of such notice, as specified in Section 2.2.4).

     2.2.5.  Mandatory Borrowings. On any Business Day, either CI or the
             --------------------
Swingline Lender may, in its sole discretion, give notice to the Agent pursuant to Section 2.1.4 that all then outstanding Swingline Loans shall be funded with a Borrowing of Working Capital Revolving Loans (provided that such notice shall be deemed to have been automatically given by the Swingline Lender upon the occurrence of a Default, and further provided that such notice shall be deemed to have been automatically given on the fourth Business Day after any day on which the aggregate principal amount of Swingline Loans outstanding equals or exceeds Five Hundred Thousand Dollars ($500,000)), in which case a Borrowing of Working Capital Revolving Loans constituting Base Rate Loans (each such Borrowing , a "Mandatory Borrowing") shall be made on the Funding Date set forth
               -------------------
in the notice of such Mandatory Borrowing (which shall be a Business Day and shall not be later than the first Business Day after the date of such notice, and in the case of a notice deemed to be given automatically hereunder, shall be the same day on which such notice is deemed given), by all Lenders pro rata in accordance with each Lender's Working Capital Revolving Commitment, and the proceeds thereof shall be applied directly to repay the Swingline Lender for all outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Working Capital Revolving Loans pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence, and on the date specified in writing by the Swingline Lender, notwithstanding (i) whether any conditions specified in Article 3 are then satisfied; (ii) whether a Default or Event of Default has occurred and is continuing; (iii) the date of such Mandatory Borrowing; and (iv) any reduction in the Commitments after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a case under the Bankruptcy Code in respect of CI), each Lender (other than the Swingline Lenders) hereby agrees that it will forthwith purchase from the Swingline Lenders (without recourse or warranty) such assignment of their outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Working Capital Revolving Commitments, provided that all interest payable on such Swingline Loans shall be for the account of the Swingline Lenders until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Lender purchasing such assignment from and after the date of purchase. Each Lender's obligations under this Section 2.2.5 shall be absolute and unconditional.

Section 2.3.  Letters of Credit.
              -----------------

          2.3.1.  In General.  The L/C Issuer hereby agrees, upon the terms and
                  ----------
subject to the conditions set forth in this Agreement, at any time from and after the Closing Date until the Business Day preceding the Termination Date, to issue for the account of the Borrower one or more letters of credit (each a "Letter of Credit"), provided that (a) the aggregate Stated Amount of all
-----------------
outstanding Letters of Credit shall not exceed $5,000,000, (b) the Working Capital Revolving Commitment Usage of all Lenders, in the aggregate, shall not exceed at any time the aggregate Working Capital Revolving Commitments of all Lenders, and (c) no order, judgment or decree of, or any request or directive (whether or not having the force of law) from, any Governmental Authority, or any other Applicable Law, shall purport by its terms to enjoin, restrain, prohibit or otherwise prevent the L/C Issuer from issuing letters of credit generally or the Letter of Credit or shall impose upon the L/C Issuer with respect to that Letter of Credit any restriction, unreimbursed reserve requirement or unreimbursed cost or expense that was not applicable, in effect or known to the L/C Issuer on the Closing Date and that the L/C Issuer in good faith deems materially adverse to it. Letters of Credit shall (i) have expiry dates not later than twelve (12) months from the date of issuance and in any event not later than 10 Business Days prior to the Stated Termination Date and
(ii) support performance, payment, deposit or surety obligations of CI or any Subsidiary, in each case under circumstances where provision of a letter of credit is required by Applicable Law, in accordance with the custom or practice in the industry of CI and its Subsidiaries or requested by a customer or client of or vendor to CI or any Subsidiary in the ordinary course of business; provided, however, that if the L/C Issuer shall consent (in its sole
--------  -------
discretion), a Letter of Credit may have an expiry date later than 10 Business Days prior to the Stated Termination Date if the Borrowers have agreed to deposit Cash Collateral Cover as provided in Section 2.3.5. The provisions of this Section 2.3 and Section 3.2 shall apply to any extension, renewal or increase of a Letter of Credit as if it were a new Letter of Credit.

          2.3.2.  Notices of Issuance, Etc.  When CI desires the issuance of a
                  -------------------------
Letter of Credit, CI shall deliver to the L/C Issuer and the Agent at least three Business Days before the Funding Date, (a) a Notice of Issuance substantially in the form of Exhibit E-4, duly completed and executed by a Responsible Officer (the "Notice of Issuance"), and (b) a letter of credit
                          ------------------
application, a letter of credit reimbursement agreement and such other documents and materials as may be required by the L/C Issuer, each in form and substance satisfactory to the L/C Issuer (collectively, a "Letter of Credit Application"). In the event
                                 ----------------------------
of a conflict between the terms of any Letter of Credit Application and this Agreement, the terms of this Agreement shall govern. Upon receipt by the Agent of a Notice of Issuance, the Agent shall promptly notify each Lender of the contents thereof and such Lender's pro rata share of such Letter of Credit.

          2.3.3.  Participations in Letters of Credit.  Immediately upon the
                  -----------------------------------
issuance of a Letter of Credit, each Lender shall be deemed to have irrevocably purchased from the L/C Issuer a participation in such Letter of Credit and any drawing thereunder in an amount equal to such Lender's pro rata share of the Stated Amount of such Letter of Credit. An amount equal to the Letter of Credit Liability for each Letter of Credit shall be reserved under the Working Capital Revolving Commitment and shall not be available for borrowing for any purpose other than reimbursement of amounts drawn under the Letters of Credit pursuant to the terms of this Section 2.3.

          2.3.4.  Reimbursement for Drawings, Etc.  Notwithstanding any
                  --------------------------------
provisions to the contrary in any Letter of Credit Application:

          2.3.4.1. In case of a drawing under any Letter of Credit, the L/C Issuer will notify CI and the Agent (which notification may be verbal). The Borrowers shall reimburse the L/C Issuer for any and all amounts that the L/C Issuer pays under any Letter of Credit no later than the date of payment by the L/C Issuer (the "Honor Date"), whether or not the notice
                                     ----------
     referred to in the preceding sentence is given.

          2.3.4.2. If the L/C Issuer shall not be reimbursed for any drawing under any Letter of Credit issued by it as provided in Section 2.3.4.1, the L/C Issuer shall promptly notify the Agent, CI shall be automatically deemed to have requested a Base Rate Borrowing in an amount equal to such unreimbursed drawing, and the Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the L/C Issuer an amount equal to its respective participation in immediately available funds, at the office of the L/C Issuer specified in such notice, not later than the Business Day after the date on which the Agent gives such notice. Each Lender's obligations under this Section 2.3.4.2 (a) shall not be subject to any set-off, counterclaim or defense to payment that the Lender may have against the Borrowers or against the L/C Issuer and (b) shall be absolute, unconditional and irrevocable, and as a primary obligor, not as a surety, notwithstanding any circumstance or event whatsoever, including (i) the occurrence of an Event of Default or Default, (ii) the failure of any other Lender to fund its participation as required hereby, (iii) the financial condition of the Borrowers or any Lender Party or any set-off, counterclaim or defense to payment that the Borrowers may have, or (iv) the termination or cancellation of the Commitments. If any Lender fails to make available to the L/C Issuer the amount of such Lender's participation in the Letter of Credit as provided in this Section 2.3.4.2, such amount shall bear interest at the Federal Funds Effective Rate (or, commencing with the third day, the Base Rate) from the day on which the Agent's notice to such Lender referred to above is given until paid. The L/C Issuer shall pay to the Agent, and the Agent shall distribute to each Lender that has paid all amounts payable by it under this Section 2.3.4.2, such Lender's pro rata share of all payments received by the L/C Issuer from the Borrowers in reimbursement of drawings honored by the L/C Issuer under a Letter of Credit, as and when such payments are received.

          2.3.4.3. The obligation of the Borrowers to reimburse the L/C Issuer for drawings honored under a Letter of Credit in accordance with the terms of this Agreement shall be absolute, unconditional and irrevocable, notwithstanding any circumstance or event whatsoever, including the following:

               (a) any lack of validity or enforceability of such Letter of Credit, any instrument transferring or assigning such Letter of Credit or of any other Loan Document or the rights or benefits thereunder;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendments of or relating to such Letter of Credit or any other Loan Document;

               (c) the existence of any claim, setoff, defense or other right that the Borrowers or any of their Affiliates may have at any time against any Lender Party or any transferee of such Letter of Credit (or any persons or entities for whom such Lender Party or transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrowers or one of its Subsidiaries and the L/C Issuer);

               (d) any draft, demand, certificate or any other document presented under any such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (e) honoring any Letter of Credit upon presentation of a demand, draft or certificate or other document that does not comply on its face with the terms of such Letter of Credit;

               (f) any exchange, release or non-perfection of any Collateral for the Letter of Credit Liability;

               (g) any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under such Letter of Credit or of the proceeds thereof;

               (h)  any misapplication of the proceeds of such Letter of Credit;

               (i) the fact that a Default or and Event of Default shall have occurred and be continuing; or

                         (j) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     As between the Borrowers and the Lender Parties, the Borrowers assume all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries in respect of the Letters of Credit and all risks of any loss, errors, omissions or delays in the transmission of any document required in order to make a drawing under any Letter of Credit. Nothing in this
Section 2.3.4.3 shall impair any claim the Borrowers or any Lender may otherwise have against the L/C Issuer for any direct, but not consequential, damages suffered by the Borrowers or such Lender that the Borrower or such Lender proves were caused by (i) such L/C Issuer's willful misconduct or negligence in determining whether documents presented under any Letter of Credit comply on their face with the term of the Letter of Credit, or (ii) such L/C Issuer's willful failure to make lawful payment under a Letter of Credit after the presentation of documents strictly complying with the terms and conditions of the Letter of Credit.

     2.3.5.  Cash Collateral Cover.  If any Letter of Credit has an expiry date
             ---------------------
later than 10 Business Days prior to the Stated Termination Date, the Borrowers shall be obligated on such tenth Business Day prior to the Stated Termination Date, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrowers, to deliver to the Agent as Collateral therefor (the "Cash Collateral Cover"), an amount of
                                       ---------------------
Cash equal to 101% of the Letter of Credit Liability. Any amounts so received shall be deposited in an interest bearing account maintained by the Agent. At any time after any Obligations shall become due and payable by a drawing on a Letter of Credit the Cash Collateral Cover may be applied in whole or in part by the Agent against or on account of all or any part of such Obligations that have become so due and payable. Interest earned on this account, to the extent such interest is not required for, or applied to, the payment or repayment of such Obligations, shall be paid to CI. Upon the expiry of all Letters of Credit, Cash Collateral Cover may be applied in whole or in part by the Agent against or on account of all or any part of any remaining Obligations that are due and payable.

Section 2.4.  Use of Proceeds. The proceeds of Working Capital Revolving Loans
              ---------------
shall be used by the Borrowers only for working capital and other general corporate purposes and may not be used for any other purpose, including without limitation, the direct or indirect, redemption, purchase or acquisition of outstanding shares of Capital Stock of CI or for the consummation of any Permitted Acquisition. The proceeds of the Revolving Acquisition Loans shall be used by the Borrowers only for consummating Permitted Acquisitions, and subject to Section 6.3, the direct or indirect, redemption, purchase or acquisition of outstanding shares of Capital Stock of CI, provided that in no event shall the amount of any Revolving Acquisition Loan Borrowing exceed the consideration directly or indirectly paid by the Borrowers in connection with the Permitted Acquisition giving rise to such Borrowing, including related costs and expenses. No part of the proceeds of any Loans or Letters of Credit shall be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or maintaining or extending credit to others for such purpose or for any other purpose that otherwise violates the Margin Regulations.

Section 2.5.  Interest; Interest Periods; Conversion/Continuation.
              ---------------------------------------------------

     2.5.1.  Interest Rate and Payment.
             -------------------------

             2.5.1.1. Each Loan shall bear interest on the unpaid principal amount thereof, from and including the date of the making of such Loan to and excluding the due date or the date of any repayment thereof, at the following rates per annum: (a) for so long as and to the extent that such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time); and (b) for so long as and to the extent that such Loan is a LIBOR Rate Loan, at the Adjusted LIBOR Rate for each day during each Interest Period applicable thereto plus the Applicable Margin;

             2.5.1.2. Notwithstanding the foregoing provisions of this Section any principal, interest or other amount payable under this Agreement and the other Loan Documents that is not paid when due shall bear interest at a rate per annum equal to the Post-Default Rate, without notice or demand of any kind.

             2.5.1.3. Accrued interest shall be payable in arrears (a) in the case of any Loan, on each Interest Payment Date; (b) in the case of a LIBOR Rate Loan, on each Interest Payment Date that occurs during such Interest Period applicable thereto and on the last day of the Interest Period applicable thereto; (c) in the case of any interest accrued at the Post-Default Rate, on demand; and (d) in the case of any Loan, when the Loan shall become due (whether at maturity, by reason of prepayment, acceleration or otherwise).

     2.5.2.  Interest Periods and Minimum Amounts. Notwithstanding anything
             ------------------------------------
herein to the contrary, (a) all Interest Periods applicable to LIBOR Rate Loans shall comply with the definition of "Interest Period," (b) there may be no more than ten different Interest Periods for all LIBOR Rate Loans outstanding at the same time, and (c) LIBOR Rate Loans with the same Interest Period outstanding at any time shall be in an aggregate amount at least equal to $1,000,000 and in an integral multiple of $1,000,000. For purposes of the foregoing clause (b), Interest Periods applicable to Working Capital Revolving Loans and Revolving Acquisition Loans or Term Acquisition Loans, as applicable, shall constitute different Interest Periods even if they are coterminous.

     2.5.3.  Conversion or Continuation.
             --------------------------

             2.5.3.1. Subject to this Section 2.5.3 and Sections 2.5.2 and 2.12, CI shall have the option (a) at any time, to convert all or any part of the outstanding Base Rate Loans to LIBOR Rate Loans; or (b) on the last day of the Interest Period applicable thereto, to (i) convert all or any part of the outstanding LIBOR Rate Loans to Base Rate Loans, (ii) to continue all or any part of its LIBOR Rate Loans as Loans of the same Type, or (iii) to convert all or any part of the outstanding LIBOR Rate Loans to LIBOR Rate Loans of another Interest Period; provided that, in the case of clause (a),
     (b) (ii) or

     (b)(iii), there does not exist a Default or an Event of Default at such time. If a Default or an Event of Default shall exist upon the expiration of the Interest Period applicable to any LIBOR Rate Loan, such Loan automatically shall be converted into a Base Rate Loan.

             2.5.3.2. If CI elects to convert or continue a Loan under this
     Section 2.5.3, it shall deliver to the Agent a Notice of Continuation/Conversion substantially in the form of Exhibit E-3, duly completed and executed by a Responsible Officer (a "Notice of
                                                         ---------
     Continuation/Conversion"), (a) not later than 11:00 a.m. (California time)
     -----------------------
     at least three LIBOR Business Days before the proposed conversion or continuation date, if CI proposes to convert into, or to continue, a LIBOR Rate Loan, and (b) otherwise not later than 11:00 a.m. (California time) on the Business Day next preceding the proposed conversion or continuation date.

             2.5.3.3. In lieu of delivering a Notice of Continuation/Conversion, CI, through a Responsible Officer, may give the Agent telephonic notice of any proposed continuation or conversion by the time a Notice of Continuation/Conversion would be required to be delivered and containing all information required therefor; provided, however, that such notice shall be confirmed in writing by delivery of a Notice of Continuation/Conversion to the Agent on or before the proposed continuation or conversion date. The Lender Parties shall incur no liability to the Borrowers or the other Lender Parties in acting upon any telephonic notice that the Agent believes to have been given by a Responsible Officer or for otherwise acting in good faith under this Section 2.5.3 and in converting or continuing any Loan (or a part thereof) pursuant to any telephonic notice.

             2.5.3.4. Any Notice of Conversion/Continuation (or telephonic notice in lieu thereof) shall be irrevocable and CI shall be bound to convert or continue in accordance therewith. If any request for the conversion or continuation of a Loan is not made in accordance with this
     Section 2.5.3, or if no notice is so given with respect to a LIBOR Rate Loan as to which the Interest Period expires, then such Loan automatically shall be converted into a Base Rate Loan.

     2.5.4.  Computations. Interest on each LIBOR Rate Loan and all Fees and
             ------------
other amounts payable hereunder or the other Loan Documents shall be computed on the basis of a 360-day year, and interest on Base Rate Loans shall be computed on the basis of a 365 or 366-day year, and the actual number of days elapsed (including the first and excluding the last day of the period). Any change in the interest rate on any Loan or other amount resulting from a change in the rate applicable thereto (or any component thereof) pursuant to the terms hereof shall become effective as of the opening of business on the day on which such change in the applicable rate (or component) shall become effective.

     2.5.5.  Maximum Lawful Rate of Interest. The rate of interest payable on
             -------------------------------
any Loan or other amount shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on any Loan or other amount is ever reduced as a result of this Section and at any time thereafter the maximum rate permitted by Applicable Law shall exceed the rate of interest provided for in this Agreement, then the rate provided for in this Agreement shall be increased to the maximum rate provided by Applicable Law for such period as is required so that the total amount of interest received by the Lenders is that which would have been received by the Lenders but for the operation of the first sentence of this Section.

Section 2.6.  Notes, Etc.
              -----------

     2.6.1.  Loans Evidenced by Notes.
             ------------------------

             2.6.1.1. The Working Capital Revolving Loans made by each Lender to any Borrower shall be evidenced by one or more Working Capital Revolving Loan Notes executed by each of the Borrowers, provided that all of such Working Capital Revolving Loan Notes shall comprise a joint and several obligation in an amount not exceeding the aggregate amount of the Lenders' Working Capital Revolving Commitments.

             2.6.1.2. The Revolving Acquisition Loans made by each Lender to any Borrower shall be evidenced by one or more Revolving Acquisition Loan Notes executed by each of the Borrowers, provided that all of such Revolving Acquisition Loan Notes shall comprise a joint and several obligation in an amount not exceeding the aggregate amount of the Lenders' Revolving Acquisition Commitments.

             2.6.1.3. Upon termination of each Lender's Revolving Acquisition Commitment and the conversion of each Revolving Acquisition Loan into a Term Acquisition Loan, the Term Acquisition Loans made by each Lender to any Borrower shall be evidenced by the Acquisition Loan Notes executed by each of the Borrowers, provided that all of such Acquisition Loan Notes shall comprise a joint and several obligation in an amount not exceeding the aggregate amount of the Term Acquisition Loans.

             2.6.1.4. The Swingline Loan shall be evidenced by the Swingline Note, dated the Closing Date and completed with appropriate insertions. The Swingline Note shall be payable to the order of the Swingline Lender in a principal amount equal to the Swingline Commitment.

     2.6.2.  Notation of Amounts and Maturities, Etc.  Each Lender is hereby
             ---------------------------------------
irrevocably authorized to record on the schedules attached to its Working Capital Revolving Loan Note and its Acquisition Loan Note (or continuations thereof) the information contemplated by such schedules. The Swingline Lender shall make or cause to be made, at or about the time of the Funding Date of any Swingline Loan or at the time of receipt of any payment of principal on the Swingline Note, an appropriate notation on the Swingline Note reflecting the making of such Swingline Loan or (as the case may be) the receipt of such payment. The failure to record, or any error in recording, any such information shall not, however, affect the obligations of the Borrowers hereunder or under any Working Capital Revolving Loan Note, the Swingline Note or any Acquisition Loan Note to repay the principal amount of the Loans evidenced thereby, together with all interest accrued thereon. All such notations shall constitute conclusive evidence of the accuracy of the information so recorded, in the absence of manifest error.

     2.6.3.  Loan Account. The Agent shall maintain a loan account (the "Loan
             ------------                                                ----
Account") on its books in which shall be recorded (a) all Loans made by the
--------
Lenders to the Borrowers pursuant to this Agreement, (b) all other appropriate debits and credits as and when due in accordance with this Agreement, including all Fees, charges, expenses and interest, and (c) all payments made by any Borrower on the Obligations. All entries in the Loan Account shall be made in accordance with the customary accounting practices of the Agent as in effect from time to time. The balance shown in the Loan Account shall be rebuttable presumptive evidence of the amounts due and owing the Lender Parties by the Borrowers.

Section 2.7.  Fees.
              ----

       2.7.1. Commitment Fee. CI shall pay to the Agent, for the pro rata
              --------------
benefit of the Lenders, a commitment fee for each day from and after the Closing Date until the Stated Termination Date, upon the sum of (x) the excess, if any, of (a) the aggregate Working Capital Revolving Commitments of the Lenders minus
(b) the Working Capital Revolving Commitment Usage, plus (y) the excess, if any, of (a) the aggregate Revolving Acquisition Commitments of the Lenders minus (b) the Revolving Acquisition Commitment Usage, in each case for such day. Such Fee shall be payable in arrears on each Interest Payment Date and the Termination Date. The commitment fee shall accrue at the following rate: (i) at any time when the Applicable Margin is 1.875, 0.50% per annum; (ii) at any time when the Applicable Margin is 1.50, 0.40% per annum; (iii) at any time when the Applicable Margin is 1.25, 0.35% per annum; (iv) at any time when the Applicable Margin is 1.00, 0.30% per annum; and (v) at any time when the Applicable Margin is 0.875, 0.25%, per annum.

        2.7.2.  Letter of Credit Fees. The Borrowers shall pay to the Agent,
                ---------------------
for the pro rata benefit of the Lenders, a letter of credit fee for each Letter of Credit issued in an amount equal to (i) the Applicable LIBOR Margin multiplied by (ii) the average Stated Amount of the Letter of Credit for the period from the date of issuance of such Letter of Credit until its expiry. Such Fee shall be payable in arrears on each Interest Payment Date, the Termination Date and if any Letter of Credit has an expiry date later than the Stated Termination Date, the expiry date for such Letter of Credit. In addition, the Borrowers shall pay to the L/C Issuer (a) on the date of issuance of such letter of credit, a letter of credit fronting fee equal to 1/8% per annum of the Stated Amount of such Letter of Credit, and (b) the L/C Issuer's standard administration (including drawing, cancellation, and transfer), amendment and handling charges, which charges shall be payable at such times and in such amounts as may be set forth in the standard schedule of the L/C Issuer for such charges.

        2.7.3.  Other Fees. On the Closing Date and from time to time thereafter
                ----------
as specified in the Fee Letter, the Borrowers shall pay to the Agent the fees specified in the Fee Letter. CI shall not be required to pay a fee in connection with the conversion of the Revolving Acquisition Loans into the Term Acquisition Loans.

        2.7.4.  Fees Non-Refundable. All Fees shall be fully earned when payable
                -------------------
hereunder or under the Fee Letter and shall be non-refundable.

Section 2.8. Termination, Reduction and Modification of Commitments.
             ------------------------------------------------------

        2.8.1. Each Lender's Working Capital Revolving Commitment shall terminate without further action on the part of such Lender on the earlier to occur of (a) March 12, 2004 (or if that date is not a Business Day, the next preceding LIBOR Business Day) (the "Stated Termination Date"), and (b) the date
                                    -----------------------
of termination of the Working Capital Revolving Commitment and the Revolving Acquisition Commitment pursuant to Section 2.8.2 or 7.2 (such earlier date being referred to herein as the "Termination Date"). The Swingline Commitment shall
                           ----------------
expire without further action on the part of the Swingline Lender on the Termination Date. Each Lender's Revolving Acquisition Commitment shall terminate without further action on the part of such Lender on the earlier to occur of (a) March 12, 2001 (or if that date is not a Business Day, the next preceding LIBOR Business Day) (the "Revolving Acquisition Stated Termination Date"), and (b) the
                    ---------------------------------------------
date of termination of the Working Capital Revolving Commitment and the Revolving Acquisition Commitment pursuant to Section 2.8.2 or 7.2. Upon the termination of each Lender's Revolving Acquisition Commitment, all outstanding Revolving Acquisition Loans shall be automatically converted into a term loan (each, a "Term Acquisition Loan") in an amount equal to the outstanding
          ---------------------
principal balance of each such Revolving Acquisition Loan without any further action on the party of Agent, the Borrowers, or any Lender Party and such Term Acquisition Loans shall be repaid in accordance with Section 2.8.3.

        2.8.2. CI shall have the right, at any time or from time to time after the Closing Date, to terminate in whole or permanently reduce in part, without premium or penalty, either or both of the Working Capital Revolving Commitments and the Revolving Acquisition Commitments (the amount of which termination or reduction shall be allocated among the Lenders on a pro rata basis) to an amount not less than the Working Capital Revolving Commitment Usage of all Lenders, all Letter of Credit Liability and the Revolving Acquisition Commitment Usage of all Lenders, respectively, by giving the Agent not less than seven days prior written notice of such termination or reduction and the amount of any partial reduction. Any such termination or partial reduction shall be effective on the date specified in CI's notice and shall be in a minimum amount of $10,000,000 and integral multiples of $5,000,000. In addition, each termination of the Working Capital Revolving Commitments of the Lenders, or reduction of such Working Capital Revolving Commitments to an aggregate amount less than the amount of the Swing Line Commitment then in effect, shall automatically terminate or reduce the Swing Line Commitment to the amount of the Working Capital Revolving Commitments then in effect.

        2.8.3. The Borrower shall have the right, at any time after the Closing Date and prior to the earlier of (a) the Termination Date and (b) the Revolving Acquisition Stated Termination Date, but no more frequently than once per Fiscal Quarter, to reallocate amounts between the Working Capital Revolving Commitments and the Revolving Acquisition Commitments of all of the Lenders, on a pro rata basis, without premium or penalty, by giving the Agent not less than three Business Days' prior written notice of such reallocation in the form of Exhibit E-5 (a "Notice of Reallocation"), provided that in no event shall either the
        ----------------------
Working Capital Revolving Commitments or the Revolving Acquisition Commitments of all Lenders be in an amount less than the Working Capital Revolving Commitment Usage of all Lenders and the

Revolving Acquisition Commitment Usage of all Lenders, respectively. Any such reallocation shall be effective on the date specified in CI's notice and shall be in a minimum amount of $500,000 and a maximum amount of $15,000,000, provided that, subject to Section 2.8.2, after giving effect to any reallocations pursuant to this Section 2.8.3, in no event shall (i) the aggregate amount of the Working Capital Revolving Commitments of all Lenders exceed Twenty-Five Million Dollars ($25,000,000), (ii) the aggregate amount of the Revolving Acquisition Commitments of all Lenders exceed Ninety Million Dollars ($90,000,000), and (iii) the aggregate amount of the Working Capital Revolving Commitments of all Lenders plus the aggregate amount of the Revolving Acquisition Commitments of all Lenders exceed One Hundred Million Dollars ($100,000,000).

Section 2.9.     Repayments and Prepayments.
                 --------------------------

        2.9.1.   Repayment of Revolving Loans. The unpaid principal amount of
                 ----------------------------
all Working Capital Revolving Loans shall be paid in full on the Termination Date. If the Termination Date occurs prior to the Revolving Acquisition Stated Termination Date, the unpaid principal amount of all Revolving Acquisition Loans shall be paid in full on the Termination Date.

        2.9.2.   Repayment of Term Acquisition Loans. Subject to Sections 2.9.4
                 -----------------------------------
and 7.2, the outstanding principal amount of the Term Acquisition Loans as of the Revolving Acquisition Stated Termination Date shall be repaid in twelve (12) equal and consecutive quarterly installments, payable on each Interest Payment Date, commencing on June 30, 2001.

        2.9.3.   Mandatory Prepayment.
                 --------------------

             2.9.3.1.  Excess Working Capital Revolving Loans. If at any time
                       --------------------------------------
     the aggregate Working Capital Revolving Commitment Usage of all Lenders exceeds the aggregate amount of the Working Capital Revolving Commitments then in effect, CI shall, on the Business Day on which CI learns or is notified of the excess, notify the Agent that on the next Business Day the Borrowers will make mandatory prepayments of the Working Capital Revolving Loans (and thereafter in respect of any Letters of Credit as provided in Section 2.9.3.6.) as may be necessary so that, after such prepayment and provision, such excess is eliminated.

             2.9.3.2.  Excess Revolving Acquisition Loans. If at any time the
                       ----------------------------------
     aggregate Revolving Acquisition Commitment Usage of all Lenders exceeds the aggregate amount of the Revolving Acquisition Commitments then in effect the Borrowers shall, on the Business Day on which any Borrower learns or is notified of the excess, notify the Agent that on the next Business Day the Borrowers will make mandatory prepayments of the Revolving Acquisition Loans as may be necessary so that, after such prepayment and provision, such excess is eliminated.

             2.9.3.3.  Proceeds of Collateral. All proceeds of Collateral and
                       ----------------------
     pursuant to the provisions of the Security Agreement shall be credited to Borrower's Loan Account and applied to the repayment of the Obligations one Business Day after the Agent's receipt thereof (conditional upon the Agent's receipt of immediately available funds at the end of such one-Business Day period).

             2.9.3.4.  Proceeds of Securities Offerings. Upon the issuance of
                       --------------------------------
     any Capital Stock (other than in connection with a merger or upon the exercise of employee or director stock options) or debt securities by CI or any Consolidated Subsidiary on or after January 1, 1999, the Borrowers shall notify the Agent that on the next Business Day the Borrowers will make mandatory prepayments of the Revolving Acquisition Loans or Term Acquisition Loans, as applicable, in an amount equal to either (i) 75% of the net cash proceeds of all such issuances of Capital Stock or debt securities if the Borrowers' Leverage Ratio is greater than 2.00 to 1.00, or (ii) 50% of the net cash proceeds of all such issuances of capital stock or debt securities if the Borrowers' Leverage Ratio is equal to or less than 2.00 to 1.00.

             2.9.3.5.  Proceeds of Asset Dispositions. Upon the consummation of
                       ------------------------------
     one or more Asset Dispositions which results in net proceeds to one more of the Borrowers in an amount equal to or greater than $3,000,000 during any twelve month period, the Borrowers shall notify the Agent that on the next Business Day the Borrowers will make mandatory prepayments of the Revolving Acquisition Loans or Term Acquisition Loans, as applicable, in an amount equal to 100% of the net cash proceeds of such Asset Disposition or related Asset Dispositions.

             2.9.3.6.  Notice and Application of Mandatory Prepayments;
                       -----------------------------------------------
     Interest. The Borrower shall give the Agent not less than one Business
     --------
     Day's prior written notice of the date on which a Mandatory Prepayment will be made. Each Mandatory Prepayment shall be applied to the unpaid principal amount of the Loans; provided that each Mandatory Prepayment shall be applied first to reduce the Base Rate Loan constituting a portion of the respective Loan and then to the LIBOR Rate Loans constituting a portion thereof, in the inverse order of termination of Interest Periods applicable thereto. Each Mandatory Prepayment shall be made together with accrued interest on the amount prepaid to the date of prepayment. Each Mandatory Prepayment made with respect to Term Acquisition Loans shall be applied to payments in reverse order of maturity. If no Loans are outstanding when all or any portion of a Mandatory Prepayment is required to be made, the balance of the Mandatory Prepayment shall be applied to reduce any outstanding Letter of Credit Liability, first to pay any Obligations in respect thereof then due and payable and then to provide Cash Collateral Cover for any outstanding Letters of Credit.

     2.9.4.  Optional Prepayments
             --------------------

             2.9.4.1. Subject to this Section 2.9.4 and Section 2.16, the Borrowers may, at their option, at any time or from time to time, prepay the Loans in whole or in part, without premium or penalty.

             2.9.4.2.  If the Borrowers elect to prepay a Loan under this
     Section 2.9.4, they shall deliver to the Agent a notice of optional prepayment that specifies whether the

     Loan to be prepaid is a Working Capital Revolving Loan, a Revolving Acquisition Loan or a Term Acquisition Loan (i) not later than 12:00 noon (California time) at least three LIBOR Business Days before the proposed prepayment, if the Borrowers propose to prepay a LIBOR Rate Loan, and (ii) otherwise not later than 12:00 noon (California time) on the proposed prepayment date (which shall be a Business Day). Any notice of optional prepayment shall be irrevocable, and the payment amount specified in such notice shall be due and payable on the date specified in such notice, together with interest accrued thereon to such date.

     2.9.5.   Payments Set Aside. To the extent the Agent or any Lender receives
              ------------------
payment of any amount under the Loan Documents, whether by way of payment by the Borrowers, set-off, as proceeds of Collateral or otherwise, which payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, other law or equitable cause, in whole or in part, then, to the extent of such payment received, the Obligations or part thereof intended to be satisfied thereby shall be revived and continue in full force and effect, together with all Collateral security therefor, as if such payment had not been received by the Agent or Lender. If prior to any such invalidation, declaration, setting aside or requirement, this Agreement shall have been canceled or surrendered, this Agreement shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Borrowers in respect of the amount of the affected payment.

Section 2.10. Manner of Payment.
              ----------------

     2.10.1. Except as otherwise expressly provided, the Borrowers shall make each payment under the Loan Documents to the Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any set-off, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Agent's Office, for the account of the Applicable Lending Offices of the Lender Party entitled to such payment, by depositing such payment in the Agent's Account not later than 12:00 noon (California time) on the due date thereof. Any payments received after 12:00 noon (California time) on any Business Day shall be deemed received on the next succeeding Business Day. Not later than 1:00 p.m. (California time) on the day such payment is made, the Agent shall deliver to each Lender, for the account of the Lender's Applicable Lending Office, in Dollars and in immediately available funds, such Lender's share of the payment so made, determined pursuant to Section 2.16. Delivery shall be made in accordance with the written instructions satisfactory to the Agent from time to time given to the Agent by each Lender. Without limiting the rights of the Lender Parties under Section 9.10, each Lender Party shall have the right, at any time, to charge any account of any Borrower maintained with the Lender Party for the amount of any payment due by such or any other Borrower under the Loan Documents or to deduct the amount of any such payment from any remittance due to such or any other Borrower hereunder.

     2.10.2. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day (or, in the case of any payment with respect to any LIBOR Rate Loan, not a

LIBOR Business Day), such payment shall instead be made on the next succeeding Business Day (or, in the case of any such payment with respect to any LIBOR Rate Loan, the next succeeding LIBOR Business Day, subject to clause (b) of the definition of "Interest Period"), together with interest accrued during the period of such extension.

Section 2.11.  Pro Rata Treatment. Except to the extent otherwise expressly
               ------------------
provided herein:

     2.11.1. Working Capital Revolving Loans shall be requested from the Lenders pro rata according to their respective Working Capital Revolving Commitments and Revolving Acquisition Loans shall be requested from the Lenders pro rata according to their respective Revolving Acquisition Commitments.

     2.11.2. Mandatory Borrowings in respect of Swingline Loans shall be funded by the Lenders pro rata according to their respective Working Capital Revolving Commitments.

     2.11.3. Each reduction of the Working Capital Revolving Commitments of the Lenders shall be applied to the respective Working Capital Revolving Commitments of the Lenders pro rata according to their respective Working Capital Revolving Commitments before such reduction and each reduction of the Revolving Acquisition Commitments of the Lenders shall be applied to the respective Revolving Acquisition Commitments of the Lenders pro rata according to their respective Revolving Acquisition Commitments before such reduction.

     2.11.4. Each payment or prepayment by the Borrowers of principal of the Working Capital Revolving Loans, Revolving Acquisition Loans or Term Acquisition Loans shall be made for the account of the Lenders pro rata according to the respective unpaid principal amounts of their Working Capital Revolving Loans, Revolving Acquisition Loans or Term Acquisition Loans, and each payment by the Borrowers of interest on the Working Capital Revolving Loans, Revolving Acquisition Loans or Term Acquisition Loans shall be made for the account of the Lenders pro rata according to the respective accrued but unpaid interest on their Working Capital Revolving Loans, Revolving Acquisition Loans or Term Acquisition Loans. Each payment by the Borrowers of Fees payable to the Lenders pursuant to Section 2.7.1 shall be made for the account of the Lenders pro rata according to the respective amounts of their Total Commitments.

Section 2.12.  Mandatory Suspension and Conversion of LIBOR Rate Loans. Each
               -------------------------------------------------------
Lender's obligation to make, continue or convert Loans into LIBOR Rate
Loans shall be suspended, all outstanding LIBOR Rate Loans shall be automatically converted into Base Rate Loans on the last day of the respective Interest Periods applicable thereto (or, if earlier, in the case of clause 2.12.2, on the last day that such Lender can lawfully continue to maintain LIBOR Rate Loans) and all pending requests for the making or continuation of, or conversion into, LIBOR Rate Loans shall be of no force of effect, if:

     2.12.1. on or prior to the determination of the interest rate for a LIBOR Rate Loan for any Interest Period, the Agent determines that for any reason appropriate quotations are not available to the Agent in the relevant interbank market for purposes of determining the

Adjusted LIBOR Rate or that such rate would not accurately reflect the cost to the Lenders of making, continuing, or converting a Loan into, a LIBOR Rate Loan for such Interest Period; or

        2.12.2. after the date hereof a Lender notifies the Agent (which shall thereupon notify CI and the other Lenders) of its determination that any Regulatory Change makes it unlawful or impossible for such Lender or its LIBOR Lending Office to make or maintain any LIBOR Rate Loan, to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make any LIBOR Rate Loan or to comply with its obligations hereunder in respect thereof.

Section 2.13.  Regulatory Changes.
               ------------------

        2.13.1.Increased Costs. If, on or after the date hereof, any Regulatory
               ---------------
Change shall impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance or similar requirement (other than any such requirement with respect to any LIBOR Rate Loan to the extent included in the LIBOR Reserve Requirement), against, or any fees or charges in respect of, assets held by, deposits with or other liabilities for the account of, commitments of, advances or Loans by, Letters of Credit (or participations therein) or other credit extended by, any Lender Party (or its Applicable Lending Office) or shall impose on any Lender Party (or its Applicable Lending Office) or on the relevant interbank market any other condition affecting any LIBOR Rate Loan, or any Letter of Credit (or participations therein) or any obligation to make LIBOR Rate Loans, or in respect of Letter of Credit participations and the effect of the foregoing is (i) to increase the cost to such Lender Party (or its Applicable Lending Office) of making, issuing, renewing or maintaining any LIBOR Rate Loan or its Total Commitment or Total Commitments in respect thereof or any Letter of Credit (or participations therein) or (ii) to reduce the amount of any sum received or receivable by such Lender Party (or its Applicable Lending Office) hereunder or under any other Loan Document with respect thereto, then, subject to Section 2.16.1, the Borrowers shall from time to time pay to such Lender Party, within 10 days after request by such Lender Party, such additional amounts as may be specified by such Lender Party as sufficient to compensate such Lender Party for such increased cost or reduction.

     2.13.2.  Capital Costs. If a Regulatory Change regarding capital adequacy
              -------------
(including the adoption or becoming effective of any treaty, law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards") has or would have the effect of reducing the rate of return on the capital of or maintained by any Lender Party or any Person controlling such Lender Party as a consequence of such Lender Party's Loans, Letters of Credit, Total Commitment or obligations hereunder and other commitments of this type to a level below that which such Lender Party or Person could have achieved but for such Regulatory Change (taking into account such Lender Party's or Person's policies with respect to capital adequacy), then, subject to Section 2.16.1, the Borrowers shall from time to time pay to such Lender Party, within 10 days after request by such Lender Party, such additional amounts as may be specified by such Lender Party as sufficient to compensate such Lender Party or Person for such reduction in return, to the extent such Lender Party or such Person determines such reduction to be attributable to the existence, issuance or maintenance of such Loans, Letters of Credit or obligations for the account of the Borrowers.

Section 2.14.  Taxes.
               -----

        2.14.1. If any Borrower is required by Applicable Law to make any deduction or withholding in respect of any Taxes (other than Excluded Taxes) from any amount payable under any Loan Document to or for the account of any Lender Party, the Borrowers shall pay to or for the account of such Lender Party, on the date such amount is payable, such additional amounts as such Lender Party reasonably determines may be necessary so that the net amounts received by it or for its account, in the aggregate, after all applicable deductions or withholdings, shall equal the amount that such Lender Party would have been entitled to receive if no deductions or withholdings were made. "Excluded Taxes" means with respect to any payment to any Lender Party, (a) any
 --------------
taxes imposed on or measured by the overall net income (including a franchise tax based on net income) of such Lender Party or its Agent's Office or Applicable Lending Office by the jurisdiction in which it is incorporated, maintains its principal executive office or in which such Agent's Office or Applicable Lending Office is located, and (b) "Excluded Taxes" arising under
Section 2.14.3. If any Borrower shall deduct or withhold any Taxes from any payments under the Loan Documents, it shall provide to the relevant Lender Party
(i) a statement setting forth the amount and type of Taxes so deducted or withheld, the applicable rate and any other information or documentation that such Lender Party may reasonably request and (ii) as promptly as possible after payment is made to the relevant Governmental Authority, a certified copy of any original official receipt received by such Borrower showing payment.

        2.14.2. If any Lender Party is required by law to make any payment on account of Taxes (other than Excluded Taxes) on or in relation to any sum received or receivable by it under any Loan Document, or any liability for Taxes (other than Excluded Taxes) in respect of any such payment is imposed, levied or assessed against such Lender Party, then the Borrowers shall pay when due such additional amounts as such Lender Party reasonably determines to be necessary so that the amount received by it, less any such Taxes paid, imposed, levied or assessed, including any Taxes (other than Excluded Taxes) imposed on such additional amounts, shall equal the amount that such Lender Party would have been entitled to retain in the absence of the payment, imposition, levy or assessment of such Taxes.

        2.14.3. If any Lender Party is not organized and existing under the laws of the United States of America or any political subdivision thereof or therein (a "Foreign Lender Party"), to the extent entitled to do so under Applicable
    --------------------
Law,such Lender Party shall furnish to CI, on the Closing Date (or on the date on which such Foreign Lender Party first becomes a Lender Party pursuant to
Section 9.3) a duly executed certificate to the effect that such Foreign Lender Party is entitled to receive all amounts payable under the Loan Documents without deduction or withholding (or at a reduced rate of deduction or withholding) on account of Taxes imposed by the United States (A) pursuant to the terms of an applicable tax treaty in effect with the United States of America (in which case such certificate shall be accompanied by two executed copies of IRS Form 1001), or (B) under Code Section 1441(c) (in which case such certificate shall be accompanied by two executed copies of IRS Form 4224) (such forms being the Prescribed Forms"). If requested by CI from time to time afterthe Closing Date (upon the obsolescence of any previously delivered form or otherwise), a Foreign Lender Party shall, to the extent entitled thereto under Applicable Law, provide to CI new Prescribed Forms, in each case duly executed and completed by such Foreign Lender Party. If a Foreign Lender Party does not furnish Prescribed Forms establishing a complete exemption from deduction and withholding on account of Taxes imposed by the United States of America, any deductions or withholdings required to be made by CI under Applicable Law on account of Taxes imposed by the United States of America (including deductions or withholdings on account of such Taxes at the rate shown in such Prescribed Forms), and any payments required to be made by, and any liability imposed, levied or assessed against, such Lender Party on account of such Taxes, shall constitute "Excluded Taxes," provided that any such deductions, withholdings,
            --------------
payments or liabilities shall not constitute "Excluded Taxes" to the extent they are attributable to a Regulatory Change occurring after the date hereof (or, in the case of any Person who becomes a Lender Party after the date hereof pursuant to Section 9.3, the date on which such Person becomes a Lender Party) if such Lender Party has furnished to CI all Prescribed Forms required to be furnished by this Section 2.14.3.

Section 2.15.  Compensation for Funding Losses. The Borrower shall pay to any
               -------------------------------
Lender, upon demand by such Lender, such amount or amounts as such Lender reasonably determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including any loss, cost, expense or liability incurred by reason of the liquidation or redeployment of deposits but excluding loss of future margin) by it as a result of (a) any payment, prepayment or conversion of any LIBOR Rate Loan for any reason (including by reason of a Mandatory Prepayment, an acceleration pursuant to Section 7.2 or by operation of
Section 2.12) on a date other than the last day of an Interest Period applicable to such LIBOR Rate Loan, or (b) any LIBOR Rate Loan for any reason not being made (other than a wrongful failure to fund by such Lender), converted or continued, or any payment of principal of or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement.

Section 2.16.  Certificates Regarding Yield Protection, Etc.
               --------------------------------------------

     2.16.1. Any request by any Lender for payment of additional amounts pursuant to Sections 2.13, 2.14 and 2.15 shall be submitted through the Agent and shall be accompanied by a certificate of such Lender Party setting forth the basis and amount of such request, including a description or explanation in reasonable detail of how such amount was determined and a statement that such Lender Party has assessed, or is in the process of assessing, such Lender Party's other similarly situated borrowers for similar amounts. In determining the amount of such payment, such Lender Party may use such reasonable attribution or averaging methods as it deems appropriate and practical.

     2.16.2. Before any Lender Party requests compensation under Section 2.13 or 2.14, such Lender Party shall designate a different Applicable Lending Office if such designation (a) will avoid the need for such request or reduce the amount payable under such Section and (b) will not cause the imposition on such Lender Party of any additional costs or legal, regulatory or administrative burdens deemed by such Lender Party to be material or otherwise be deemed by such Lender Party in its discretion to be materially disadvantageous to it.

Section 2.17.  Applicable Lending Office; Discretion of Lenders as to Manner of
               ----------------------------------------------------------------
Funding. Each Lender may make, carry or transfer LIBOR Rate Loans at, to, or for the account of an Affiliate of the Lender, provided that such Lender shall not be entitled to receive any greater amount under Section 2.13 or 2.14 as a result of the transfer of any such Loan than such Lender would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist or
(b) such claim would have arisen even if such transfer had not occurred. Notwithstanding any other provision of this Agreement, each Lender Party shall be entitled to fund and maintain its funding of all or any part of its LIBOR Rate Loans in any manner it sees fit, it being understood, however, that for purposes of this Agreement all determinations hereunder shall be made as if each Lender Party had actually funded and maintained each LIBOR Rate Loan through the purchase of deposits in the relevant interbank market having a maturity corresponding to such Loan's Interest Period and bearing interest at the applicable rate.

Section 2.18.  Waivers of Co-Borrowers. The Lender Parties and CI and the Co-
               -----------------------
Borrowers intend that each of the Co-Borrowers be treated for all purposes under Applicable Law as primarily liable for all Obligations. If, however, for any reason any Co-Borrower is deemed to be a guarantor or any other kind of surety with respect to any of the Obligations, such Co-Borrower hereby makes each of the waivers contained on Schedule 2.18 for the benefit of the Agent and each Lender.

                                   ARTICLE 3.


                              CONDITIONS TO LOANS
                              -------------------

Section 3.1.   Closing Conditions. The occurrence of the Closing Date shall be
               ------------------
subject to satisfaction of the following conditions:

        3.1.1. Closing Date. The Closing Date shall occur on or before March
               ------------
12, 1999.


        3.1.2. Certain Documents. The Agent shall have received the documents
               -----------------
listed on Schedule 3.1.2, all of which shall be duly executed and in form and substance satisfactory to the Agent.

        3.1.3. Fees and Expenses Paid. The Borrowers shall have paid (a) all
               ----------------------
Fees due on or before the Closing Date and (b) all expenses for which the Borrowers shall have been billed on or before the Closing Date.

        3.1.4. Satisfaction of Certain Conditions. The conditions set forth in
               ----------------------------------
 Sections 3.2.3, 3.2.4 and 3.2.5 shall be satisfied on and as of the Closing Date as if such date were a Funding Date.

     3.1.5.  Absence of Litigation Events. There has not been issued any
             -----------------------------
injunction, order or decree that prohibits or limits any of the transactions contemplated by the Loan Documents and there shall not be any action, suit, proceeding or investigation pending or, to the Knowledge of CI, currently threatened against any Borrower or any Lender Party that (i) draws into question the validity, legality or enforceability of any Loan Document or its ability to consummate the transactions contemplated thereby or (ii) might result, either individually or in the aggregate, in any Material Adverse Change, except as set forth in Schedule 4.6.

     3.1.6.  General. All other documents and legal matters in connection with
             -------
the transactions contemplated by this Agreement shall have been delivered or executed or recorded in form and substance satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified copies thereof as Agent may request. Without limiting the generality of the foregoing, the Agent shall have received evidence that UCC-1 financing statements reflecting the Agent's security interest in the collateral described in the Security Agreement have been duly filed in the office of the California Secretary of State and all other filing offices deemed necessary or appropriate by the Agent and reflect that the Agent's security interest holds first priority, subject only to exceptions consented to by all Lenders.

     3.1.7.  No Material Adverse Change. No Material Adverse Change shall have
             --------------------------
 occurred since March 31, 1998.

     3.1.8.  Absence of Market Disruption or Changes in Governmental
             -------------------------------------------------------
     Regulations. In the reasonable judgment of the Arranger or the Agent, there shall not have occurred any disruption or material adverse change in the financial, banking or capital markets in general that would have a material adverse effect on the market for loan syndications, or in the technology sector in particular, or in the markets for equity securities in general adversely affecting such syndications, nor shall any material change have occurred in regulations or policies of any Governmental Authority affecting the Borrowers, the Agent, the Arranger or Lenders involved in this transaction prior to the Closing Date.

     3.1.9.  No Misstatements. No information or materials furnished to the
             ----------------
Arranger or any of the Lender Parties by or on behalf of the Borrowers, at the time of delivery thereof, was untrue or omitted any material fact or information necessary in order to make any statements made not misleading in light of the circumstances under which they were made.

Section 3.2.  Conditions Precedent to Working Capital Revolving Loans, Revolving
              ------------------------------------------------------------------
Acquisition Loans, Swingline Loans and Letters of Credit. The obligation of
--------------------------------------------------------
each Lender to make any Loan or the L/C Issuer to issue any Letter of Credit on any Funding Date shall be subject to the following conditions precedent:

     3.2.1.  Occurrence of Closing Date. The conditions precedent set forth
             --------------------------
in Section 3.1 shall have been satisfied or waived in writing by the Agent.

     3.2.2.  Notice of Borrowing or Issuance. CI shall have delivered to the
             -------------------------------

Agent or the Swingline Lender, as applicable, after the time the conditions set forth in Section 3.1 shall have been satisfied or waived and otherwise in accordance with the applicable provisions of this

Agreement, a Notice of Borrowing (or telephonic notice in lieu thereof), in the case of a Loan, or a Notice of Issuance and Letter of Credit Application, in the case of a Letter of Credit.

     3.2.3.  Representations and Warranties. All of the representations and
             ------------------------------

warranties of the Borrowers contained in the Loan Documents shall be true and correct in all material respects on and as of the Funding Date as though made on and as of that date (except to the extent that such representations and warranties expressly were made only as of a specific date).

     3.2.4.  No Default. No Default or Event of Default shall exist or
             ----------

result from the making of the Loan or the issuance of the Letter of Credit.

     3.2.5.  No Material Adverse Change. No Material Adverse Change shall have
             --------------------------
occurred since the date of the financial statements referred to in Section
4.4.1.

     3.2.6.  Satisfaction of Conditions. Each Borrowing of a Loan and Letter
             --------------------------
of Credit issuance shall constitute a representation and warranty by CI as of the Funding Date that the conditions contained in Sections 3.2.3 through 3.2.5 have been satisfied.

     3.2.7.  No Violation of Applicable Law. No Lender shall be prohibited by
             ------------------------------
any Applicable Law from extending the credit requested in such Notice of Borrowing or Notice of Issuance.

Section 3.3. Additional Conditions Precedent to Revolving Acquisition Loans.
             --------------------------------------------------------------
In addition to the conditions set forth in Sections 3.1 and 3.2, the obligation of the Lenders to make Revolving Acquisition Loans shall be subject to the following additional condition precedent: prior to the Lenders funding any Borrowing under the Revolving Acquisition Commitments, the Agent shall have received all information to which it is entitled under (and within the time period specified in) Section 2.1.4.1.

                                   ARTICLE 4.


                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


Each of the Borrowers represents and warrants to the Lender Parties as follows:

Section 4.1.  Organization, Powers and Good Standing. Each of the Borrowers is a
              --------------------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, as shown as of the date hereof on Schedule 4.1, and has all requisite corporate power and authority and the legal right to own and operate its properties, to carry on its business as heretofore conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. Each of the Borrowers possesses all Governmental Approvals, in full force and effect, free from unduly burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted and proposed to be conducted, and is not in Material violation thereof. Each of the Borrowers is duly qualified to do business and in good standing in each jurisdiction where any failure to be so qualified, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 4.2. Authorization, Binding Effect, No Conflict, Etc.
             -----------------------------------------------

     4.2.1.  Authorization, Binding Effect, Etc. The execution, delivery and
             ----------------------------------
performance by each of the Borrowers of each Loan Document have been duly authorized by all necessary corporate or other action on the part of each of the Borrowers. Each such Loan Document has been duly executed and delivered by each of the Borrowers and is the joint and several legal, valid and binding obligation of each such Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

     4.2.2.  No Conflict. The execution, delivery and performance by each of the
             -----------
Borrowers of each Loan Document and the consummation of the transactions contemplated thereby, do not and will not (a) violate any provision of the charter or other organizational documents of any Borrower, (b) except for consents that have been obtained and are in full force and effect, conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or require the approval or consent of any Person pursuant to, any Contractual Obligation of any such Borrower, or violate any Applicable Law binding on any such Borrower, except where such violation, conflict, breach, or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not subject any Lender Party to any liability, or (c) result in the creation or imposition of any Lien upon any asset of any Borrower, except for Liens in favor of the Agent under the Collateral Documents.

     4.2.3.  Governmental Approvals. Except for filings and recordings in
             ----------------------
connection with the perfection of Liens created by the Collateral Documents listed on Schedule 3.1.2, no Governmental Approval is or will be required in connection with the execution, delivery and performance by each of the Borrowers of any Loan Document to which it is party or the transactions contemplated thereby or to ensure the legality, validity or enforceability thereof, except where the failure to obtain such Governmental Approval would not, individually and in the aggregate, reasonably be expected to have a Material Adverse Effect and would not subject any Lender Party to any liability.

Section 4.3. Subsidiaries; Investments.
             -------------------------

     4.3.1.  Subsidiaries. Each Consolidated Subsidiary of CI, the authorized
             ------------
and issued Capital Stock of each such Consolidated Subsidiary and the record and beneficial owner of such Capital Stock are identified in Schedule 4.3, as amended from time to time. All of the outstanding shares of Capital Stock of each of the Subsidiaries of CI have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, as amended from time to time, there are not outstanding any securities convertible into or exchangeable for shares of Capital Stock of any of the Subsidiaries of CI, or any options, warrants or other rights to purchase any such Capital Stock, or any commitments of any kind for the issuance of additional shares of such Capital Stock or any such convertible or exchangeable securities or options, warrants or rights to purchase such Capital Stock. Except for directors qualifying shares or similar arrangements or as disclosed on Schedule 4.3, neither CI nor any Consolidated Subsidiary thereof is a party to any agreement with respect to the issuance, voting or sale of issued or unissued shares of Capital Stock of any Consolidated Subsidiary of CI.

     4.3.2.  Borrower Capital Stock. The authorized and outstanding Capital
             ----------------------
Stock of CI is as set forth on Schedule 4.3. All outstanding shares of such Capital Stock are duly authorized and validly issued and are fully paid and nonassessable, and Borrower's ownership interest in its Subsidiaries is free and clear of all Liens except for Liens in favor of the Agent.

Section 4.4. Financial Information.
             ---------------------

     4.4.1. The consolidated balance sheets of CI and its Consolidated Subsidiaries as of March 31, 1998 and the consolidated statements of income, stockholders' equity and cash flow of CI and its Consolidated Subsidiaries for the Fiscal Years then ended, certified by CI's independent certified public accountants, copies of which have been delivered to the Lender Parties, were prepared in accordance with GAAP consistently applied and fairly present the consolidated financial position of CI and its Consolidated Subsidiaries, as of the respective dates thereof and the results of operations and cash flow of CI and its Consolidated Subsidiaries for the periods then ended. Neither CI nor any Consolidated Subsidiary on such dates had any material Contingent Obligations, liabilities for Taxes or long-term leases, forward or long-term commitments or unrealized losses from any unfavorable commitments that are not reflected in the foregoing statements or in the notes thereto and that, individually or in the aggregate, are Material.

     4.4.2. The unaudited consolidated balance sheet of CI and its Consolidated Subsidiaries as of December 31, 1998 and the related consolidated statements of income, stockholders' equity and cash flow for the periods then ended, certified by the Chief Financial Officer of CI, copies of which have been delivered to the Lender Parties, were prepared in accordance with GAAP consistently applied (except to the extent noted therein) and fairly present the consolidated financial position of CI and its Consolidated Subsidiaries as of such date and the results of operations and cash flow for the periods covered thereby, subject to the absence of footnotes and normal year-end audit adjustments. Neither CI nor any Consolidated Subsidiary on such date had any material Contingent Obligations, liabilities for Taxes or long-term leases, forward or long-term commitments or unrealized losses from any unfavorable commitments that are not reflected in the foregoing statements or in the notes thereto and that, individually or in the aggregate, are Material.

     4.4.3. The projected consolidated statements of income and cash flow of CI and its Consolidated Subsidiaries for the period from April 1, 1999 to and including March 31, 2004, and the projected annual consolidated balance sheets of CI and its Consolidated Subsidiaries as of the end of each Fiscal Year through March 31, 2004, copies of which have been furnished to the Lender Parties, were prepared by or under the supervision of the Chief Executive Officer and the Chief Financial Officer of CI, are complete and have been prepared on the basis of reasonable assumptions and in good faith utilizing historical financial information that was prepared in accordance with GAAP.

Section 4.5.  No Material Adverse Changes; Solvency. Since the date of the
              -------------------------------------
Financial Statements referred to in Section 4.4.1, there has been no Material Adverse Change. Each of the Borrowers is and will be Solvent after giving effect to any Loans then being requested.

Section 4.6.  Litigation. Except as disclosed in Schedule 4.6, there are no
              ----------
actions, suits or proceedings pending or, to the Knowledge of any Borrower, threatened against or affecting the Borrowers, any of its Subsidiaries or any of its or their properties before any Governmental Authority (a) in which there is a reasonable possibility of an adverse determination that could result in a Material liability or could reasonably be expected to have a Material Adverse Effect or (b) that in any manner draws into question the validity, legality or enforceability of any Loan Document or any transaction contemplated thereby.

Section 4.7.  Agreements; Applicable Law. None of the Borrowers is in violation
              --------------------------
of any Applicable Law, or in default under its charter or bylaws or any of its Contractual Obligations, except where such violation or default could not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. None of the Borrowers is a party to or bound by any unduly burdensome Contractual Obligation that, individually or in the aggregate, can be reasonably expected to have a Material Adverse Effect.

Section 4.8.  Governmental Regulation. None of the Borrowers is (a) an
              -----------------------
"investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or a company controlled by such a company, or (b) subject to regulation under any Federal or state, statute or regulation limiting its ability to incur Debt for money borrowed (other than the Margin Regulations).

Section 4.9.  Margin Regulations. None of the Borrowers is engaged principally,
              ------------------
or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying Margin Stock. The aggregate value of all Margin Stock held by the Borrowers constitutes less than 25% of the value, as determined in accordance with the Margin Regulations, of all aggregate assets of the Borrowers.

Section 4.10. Employee Benefit Plans.
              ----------------------

     4.10.1. None of the Borrowers sponsors, maintains or contributes to, or has an obligation to contribute to, or, within the five years prior to the Closing Date, maintained, contributed to or was required to contribute to, any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is subject to Title IV of ERISA.

     4.10.2. There exists no Multiemployer Plan. Each Borrower and each of the ERISA Affiliates is in compliance in all Material respects with all Applicable Laws, including any applicable provisions of ERISA and the Code, with respect to all Plans. There have been no Prohibited Transactions with respect to any Plan that are reasonably likely to result in any Material liability of any Borrower or any ERISA Affiliate. Each Borrower and the ERISA

Affiliates have not had asserted and do not expect to have asserted against them any Material penalty, interest or excise tax under Sections 4971, 4972, 4975, 4976, 4977, 4979, 4980 or 4980B of the Code or Sections 502(c)(1) or 502(i) of
ERISA. Each Plan covering employees of any of the Borrowers or any of the ERISA Affiliates is able to pay benefits thereunder when due. There is no claim pending or, to the Knowledge of any Borrower, threatened, against or involving any Plan by any Governmental Authority or other Plan, other than ordinary claims for benefits pursuant to terms of any Plan and other claims that are not Material.

Section 4.11. Title to Property. Each of the Borrowers has good title to or
              -----------------
valid and subsisting leasehold interests in all of its property reflected in its books and records as being owned or leased by it. No such property is subject to any Lien, other than Permitted Liens.

Section 4.12. Intellectual Property, Etc. Each of the Borrowers owns or holds
              --------------------------
valid licenses in and to all Intellectual Property Rights that are material to the conduct of its business as heretofore operated and as proposed to be conducted. None of the Borrowers has infringed, or been charged or, to the Knowledge of any Borrower, threatened to be charged with any infringement of, any unexpired Intellectual Property Right of any Person, except where the effect thereof would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. No Borrower is bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other Person except for arrangements that, if terminated, would not be reasonably likely to result in a Material Adverse Effect. None of the Borrowers is aware that any of its employees is obligated under any Contractual Obligation (including licenses, covenants or commitments of any nature), or subject to any judgment, decree (except as imposed by laws of general application) or order (except as imposed by laws of general application) of any Governmental Authority, that would interfere with the use of his or her best efforts to promote the interests of such Borrower or that would conflict with its business as proposed to be and as currently conducted. To the Knowledge of each of the Borrowers, there is no material violation by any Person of any right of the Borrowers with respect to any Intellectual Property Rights owned or used by it.

Section 4.13. Environmental Condition. Except as set forth on Schedule 4.13:
              -----------------------

     4.13.1. There exists no order, judgment or decree, and there is not pending or, to the Knowledge of each Borrower, threatened, any action, suit, proceeding or investigation relating to any actual or alleged liability arising out of the presence or suspected presence of Hazardous Material, any actual or alleged violation of Environmental Requirements or any actual or alleged liability for Environmental Damages in connection with any Real Property or the business or operations of any of the Borrowers that has had, or as to which there is a reasonable possibility of an adverse determination that would have, a Material Adverse Effect nor, to the Knowledge of each Borrower, does there exist any basis for such action, suit, proceeding or investigation being instituted or filed.

Section 4.14. Absence of Certain Restrictions. Except as set forth in Schedule
              -------------------------------
4.14, none of the Borrowers is subject to any Contractual Obligation that restricts or limits the ability of any Consolidated Subsidiary to (a) make Restricted Payments to CI, (b) pay Debt owed to CI or any Consolidated Subsidiary thereof, (c) make any loans or advances to CI (except as provided in Section 5.11) or (d) except as provided in Contractual Obligations respecting the specific assets subject to Permitted Liens, transfer any of its property to CI.

Section 4.15. Labor Matters. There are no material strikes or other labor
              -------------
disputes or grievances pending or, to the Knowledge of each Borrower, threatened against any Borrower. Except as set forth in Schedule 4.15, there are no collective bargaining agreements to which any Borrower thereof is a party. Each of the Borrowers has complied in all material respects with the requirements of the Worker Adjustment and Restraining Notification Act, 29 U.S.C. Section 2101 et seq. (the "WARN Act"). No claim under the WARN Act is pending or, to the
-- ----       --------
Knowledge of each Borrower, threatened against CI or any Consolidated Subsidiary thereof nor is there any reasonable basis to anticipate any such claim, except where the effect thereof, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 4.16. Tax Returns. All tax returns required to be filed by the
              -----------
Borrowers have been timely filed with the appropriate Governmental Authorities, and all taxes, assessments, fees and other governmental charges payable pursuant to such returns or otherwise have been paid or adequate reserves have been provided for payment thereof. The Borrowers have no Knowledge of any pending assessments or adjustments of income tax payable with respect to any year, except for amounts which are contested in good faith and for which the Borrowers have reserved under GAAP.

Section 4.17. Year 2000 Matters. Except as set forth on Schedule 4.17, all of
              -----------------
the Material computer software, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized or software systems that are used or relied on by the Borrowers in the conduct of their businesses, will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results when processing, providing or receiving (a) date-related data into and between the twentieth and twenty-first centuries and (b) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

Section 4.18. Disclosure. The information in each document, certificate or
              ----------
written statement (other than information referred to in Section 4.4) furnished to the Lender Parties by or on behalf of any Borrower or any Consolidated Subsidiary with respect to the business, assets, results of operation or financial condition of any Borrower for use in connection with the transactions contemplated by this Agreement at the time of delivery thereof, was true and correct in all Material respects and did not omit, when considered as a whole, any material fact necessary in order to make the statements made not misleading, in light of the circumstances under which they were made. There is no fact known to any Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates or statements.

                                  ARTICLE 5.

                    AFFIRMATIVE COVENANTS OF THE BORROWERS
                    --------------------------------------

     So long as any portion of the Working Capital Revolving Commitments or the Revolving Acquisition Commitments is in effect or any Obligations remain unpaid or have not been performed in full:

Section 5.1. Financial Statements and Other Reports. CI shall deliver to the
             --------------------------------------
Lender Parties:

     5.1.1. as soon as practicable and in any event within 90 days after the end of each Fiscal Year, the consolidated balance sheet of CI and the Consolidated Subsidiaries as of the end of such year and the related consolidated statements of income, stockholders' equity and cash flow of CI and the Consolidated Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the consolidated figures for the previous Fiscal Year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by an unqualified report thereon of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by CI and reasonably satisfactory to the Required Lenders, which report shall state that such consolidated financial statements fairly present the consolidated financial position of CI and the Consolidated Subsidiaries as of the date indicated and their results of operations and cash flows for the periods indicated are in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such consolidating financial statements, certified by the chief financial officer of CI as being fairly stated in all material respects when considered in relation to the audited consolidated financial statements of CI and the Consolidated Subsidiaries;

     5.1.2. as soon as practicable and in any event within 45 days after the end of each Fiscal Quarter a consolidated balance sheet of CI and the Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flow for such quarter and the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the prior Fiscal Year, all in reasonable detail and certified by CI's chief financial officer as fairly presenting the consolidated financial condition of CI and its Consolidated Subsidiaries as of the dates indicated, and their consolidated results of operations and cash flows for the periods indicated, in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes;

     5.1.3. together with each delivery of financial statements pursuant to Sections 5.1.1 and 5.1.2 above, and not later than one (1) Business Day after the consummation of any Permitted Acquisition, a certificate of the chief financial officer of CI substantially in the form of Exhibit F-6 (a "Compliance
                                                                     ----------
Certificate"), duly completed and setting forth the calculations required to
-----------
establish compliance with Section 6.5 on the date of such financial statements or such Permitted Acquisition, as the case may be;

     5.1.4. within three Business Days after any Senior Officer of CI becomes aware of the occurrence of any Default or Event of Default, written or telephonic notice of the nature of such Default or Event of Default, and within seven days thereafter, a certificate of a Senior Officer of CI setting forth the details thereof and the action that CI is taking or proposes to take with respect thereto;

     5.1.5. promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by CI to its security holders, all registration statements (other than the exhibits thereto) and annual, quarterly or monthly reports, if any, filed by CI with the SEC and all press releases by CI or any Consolidated Subsidiary thereof concerning material developments in the business of CI or any such Consolidated Subsidiary;

     5.1.6. within three days after CI becomes aware of the occurrence of (a) any Reportable Event in connection with any Plan, or (b) any Prohibited Transaction in connection with any Plan (or any trust created thereunder), notice providing reasonable details about such Reportable Event or Prohibited Transaction;

     5.1.7. within three days after CI obtains Knowledge of the threat or commencement of litigation or proceedings affecting any Borrower, or of any material development in any pending or future litigation, (a) that involves alleged liability in excess of $1,000,000 (in the aggregate), (b) in which injunctive or similar relief is sought that, if obtained, could reasonably be expected to have a Material Adverse Effect or (c) that questions the validity or enforceability of any Loan Document, notice providing reasonable details about the threat or commencement of such litigation or about such material development;

     5.1.8. within three days after receipt thereof, copies of all final reports or letters submitted to CI by its independent certified public accountants in connection with each audit of the financial statements of CI or its Consolidated Subsidiaries made by such accountants, including any management report, which reports CI agrees to obtain in connection with each of its annual audits;

     5.1.9. within 60 days after the end of each Fiscal Year of CI, a forecast for the next succeeding Fiscal Year of the consolidated balance sheet and the consolidated results of operations and cash flow of CI and its Consolidated Subsidiaries, together with (a) an outline of the major assumptions upon which the forecast is based, and (b) a calculation in reasonable detail evidencing compliance with all covenants set forth herein on the basis of, and after giving effect to, such forecast;

     5.1.10. within three days after the receipt thereof by any Senior Officer of CI, a copy of any notice, summons, citation or written communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of CI or any of its Subsidiaries for Environmental Damages;

     5.1.11. within five days after the availability thereof, copies of all amendments to the charter, bylaws or other organizational documents of CI or any of its Subsidiaries;

     5.1.12. not less than five Business Days before the anticipated consummation of a proposed acquisition by CI, a certificate from a Responsible Officer of CI certifying that such proposed acquisition meets the requirements set forth in the definition of "Permitted Acquisition" and copies of documentation demonstrating to the Agent's reasonable satisfaction that the requirements set forth in the definition of "Permitted Acquisition" are met with respect to the proposed acquisition; and

     5.1.13. from time to time, such additional information regarding CI or its Subsidiaries or its business, assets, liabilities, prospects, results of operation or financial condition as any Lender Party may reasonably request.

Section 5.2. Records and Inspection. Each Borrower shall, and shall cause each
             ----------------------
of its Subsidiaries to, maintain adequate books, records and accounts as may be required or necessary to permit the preparation of consolidated financial statements in accordance with sound business practices and GAAP. Each Borrower shall, and shall cause each of its Subsidiaries to, permit such Persons as the Agent may designate, at reasonable times and as often as may be reasonably requested, under reasonable circumstances, to (a) visit and inspect any of its properties, (b) inspect and copy its books and records, and (c) discuss with its officers and employees, its investment bankers and its independent accountants, its business, assets, liabilities, prospects, results of operation or financial condition, provided that so long as no Event of Default has occurred and is continuing, the Agent shall conduct no more than three such visits and inspections per year and no more than one such visit and inspection in any Fiscal Quarter.

Section 5.3. Audits of the Collateral. Each Borrower shall permit, and shall
             ------------------------
cause each of its Subsidiaries to permit, the Agent or its designee to perform audits of the Collateral as the Agent may reasonably request, provided that so long as no Event of Default has occurred and is continuing, Agent shall perform no more than three such audits in any year and no more than one such audit in any Fiscal Quarter.

Section 5.4. Corporate Existence, Etc. Each Borrower shall, and shall cause
             ------------------------
each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all Material rights and franchises; provided, however, that the corporate existence of any Consolidated Subsidiary of any Borrower may be terminated (a) as contemplated and permitted by Section 6.6 or
(b) if such termination is determined by the Board of Directors of the relevant Borrower to be in the best interest of such Borrower and is not disadvantageous in any Material respect to the Lender Parties.

Section 5.5. Payment of Taxes. Each Borrower shall, and shall cause each of its
             ----------------
Subsidiaries to, pay and discharge all Taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any penalty shall be incurred with respect to such Taxes; provided, however, that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have commenced, Borrowers and the Subsidiaries need not pay or discharge any such Tax so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

Section 5.6. Maintenance of Properties. Each Borrower shall, and shall cause
             -------------------------
each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted), all properties and other assets useful or necessary to its business, and from time to time each Borrower shall make or cause to be made all appropriate repairs, renewals and replacements thereto.

Section 5.7. Maintenance of Insurance.
             ------------------------

     5.7.1. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance in at least such amounts, of such character and against at least such risks as is usually maintained by companies of established repute engaged in the same or a similar business in the same general area. All liability insurance policies shall name the Agent as a loss payee. Each insurance policy covering Collateral shall include endorsements or stipulations providing that coverages will not be canceled or diminished without at least 10 days' prior written notice to the Agent and further providing, if available on commercially reasonable terms, that coverage in favor of the Agent will not be impaired in any way by any act, omission or default of the Borrowers or any other Person. In connection with all policies of insurance covering Collateral, the Borrowers will provide the Agent with such loss payable or other endorsements as the Agent may reasonably require.

     5.7.2. In addition to any requirements under the Collateral Documents, (a) all property loss or damage insurance policies with respect to any assets of any Borrower or any Consolidated Subsidiary shall contain lender's loss payable endorsements in favor of the Agent in form and substance satisfactory to it, which shall provide that all insurance proceeds (i) in excess of $500,000 or
(ii) payable after the insurer has received written notice from the Agent that an Event of Default then exists (until a contrary notice is received), shall be payable directly to the Agent, (b) all insurance policies shall (i) provide that no cancellation, reduction in amount or material adverse change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof, (ii) insure the interests of the Lender Parties regardless of any breach of or violation by the Borrowers or any other Person of any warranties, declarations or conditions contained therein, (iii) provide that the Lender Parties shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance or in connection with any representation or warranty made by the Borrowers or any Consolidated Subsidiary thereof in connection with obtaining of such insurance,
(c) all business interruption and extra expense insurance shall name the Agent as a loss payee, and (d) all applicable insurance policies shall contain such other provisions as are required under the relevant Collateral Documents.

     5.7.3. Thirty days prior to the expiration date of each insurance policy maintained hereunder, the Borrowers shall either (a) deliver to the Agent either
(i) if available, a copy of the renewal of such policy or (ii) a copy of the binder for such renewal or (b) notify the Agent that such policy has not been renewed. If a copy of a binder is delivered pursuant to clause (a)(i) hereof, then as soon as it is available, but in any event not more than sixty (60) days after the effective date of renewal of the policy, the Borrowers shall deliver to the Agent a copy of such policy, certified to be true and correct by the insurer named therein. If at any time after the Closing Date CI or any Consolidated Subsidiary thereof obtains any new property loss or damage insurance policy providing coverage in excess of $500,000, CI shall, within 30 days after such new policy is obtained, give notice to the Agent describing the new insurance and provide to the Agent a copy of such policy, including endorsements as required hereby, certified to be true and correct by the insurer named therein.

Section 5.8.  Conduct of Business and Compliance with Laws. Each Borrower shall,
              ---------------------------------------------
and shall cause each of its Subsidiaries to, engage only in the businesses in which such Borrower or Consolidated Subsidiary is engaged on the date hereof, except for other businesses that are ancillary, incidental or necessary to its ongoing business as presently conducted. Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance in all material respects with all Applicable Law, including without limitation, ERISA, and all its Contractual Obligations and in such a way so that it will not be in breach of any of its representations and warranties contained in Section 4.10.

Section 5.9.  Future Information. All data, certificates, reports, statements,
              ------------------
documents and other information required to be furnished to the Lender Parties in connection with the Loan Documents shall, at the time the information is furnished, not contain any untrue statement of a material fact, shall be complete and correct in all material respects to the extent necessary to give the Lender Parties sufficient and accurate knowledge of the subject matter thereof, and shall not omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such information is furnished.

Section 5.10. New Borrowers and Additional Collateral.
              ---------------------------------------

     5.10.1. Upon the creation or acquisition after the date hereof of any Consolidated Subsidiary, CI shall cause such Consolidated Subsidiary to execute and deliver a Working Capital Revolving Loan Note and a Revolving Acquisition
Note in favor of each Lender and to become jointly and severally liable with the already-existing Borrowers with respect to their Obligations hereunder, in form and substance satisfactory to the Agent, and CI shall grant, or cause to be granted, a first priority Lien on the Capital Stock of such Consolidated Subsidiary and on the assets of such Consolidated Subsidiary, pursuant to documents in form and substance satisfactory to the Agent. Upon the acquisition or lease by any Borrower or any Borrower's Subsidiaries of any Material personal property asset that is not then subject to a first priority Lien in favor of the Agent, such Borrower shall execute and deliver, or shall cause such Consolidated Subsidiary to execute and deliver, to the Agent a Collateral Document creating such a first priority Lien, in each case in form and substance satisfactory to the Agent. Such Borrower and such Consolidated Subsidiary, at their own expense, shall execute and deliver, or cause to be executed and delivered, and thereafter cause to be registered, filed or recorded with the appropriate Governmental Authority, any and all documents and instruments deemed by the Agent to be necessary or desirable for the creation and perfection of the foregoing Liens and shall pay all Taxes and fees related to such registration, filing or recording.

Section 5.11. Subordination of Intercompany Debt. The Borrowers shall cause all
              ----------------------------------
Intercompany Debt to be subordinated to the prior payment in full in cash of the Obligations on terms of subordination satisfactory to the Required Lenders; provided, however, that as long as no Event of Default then exists, the Borrowers may pay such Intercompany Debt in the ordinary course of business consistent with past practice.

Section 5.12. Environmental Compliance. Each Borrower shall comply, and shall
              ------------------------
cause its Subsidiaries to comply, in all material respects with all Environmental Requirements.

Section 5.13. Year 2000. The Borrowers shall perform all acts reasonably
              ---------
necessary to ensure that (a) the Borrowers and any business in which the Borrowers hold a substantial interest, and (b) all customers, suppliers and vendors that are material to the Borrowers' business or any business in which the Borrowers hold a substantial interest, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all the Borrowers' systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in
                                             -------------------
regard to any Person, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such Person, will properly perform date sensitive functions before, during and after the year 2000. The Borrowers shall, immediately upon request, provide to the Agent such certifications or other evidence of the Borrowers' compliance with the terms of this paragraph as the Agent may from time to time specify.

Section 5.14. New Consolidated Subsidiaries To Become Borrowers. CI shall cause
              -------------------------------------------------
each Person that becomes a Consolidated Subsidiary after the Closing Date immediately to become a Co-Borrower hereunder and to execute and deliver this Agreement, the Working Capital Revolving Notes, the Revolving Acquisition Notes, the Swingline Note, the Security Agreement, a UCC-1 financing statements, and each of the other documents set forth on Schedule 5.14.

                                  ARTICLE 6.

                      NEGATIVE COVENANTS OF THE BORROWERS
                      -----------------------------------

     So long as any portion of the Working Capital Revolving Commitments or the Revolving Acquisition Commitments is in effect or any Obligations remain unpaid or have not been performed in full:

Section 6.1.  Liens. No Borrower shall, or shall permit any of its Subsidiaries
              -----
to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any asset of any Borrower or any Consolidated Subsidiary of any Borrower, whether now owned or hereafter acquired, except, without duplication:

     6.1.1. Liens securing the Obligations;

     6.1.2. Existing Liens on assets of the entities listed on Schedule R-1 hereto;

     6.1.3. (a) Liens for taxes, assessments or charges of any Governmental Authority for claims that are not Material and are not yet due or being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with of GAAP; (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, bankers and other Liens imposed by law and created in the ordinary course of business for amounts that are not Material and are not yet due or being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (c) Liens incurred and deposits made in the ordinary course of business for purchase-money obligations, in an aggregate amount not exceeding $1,000,000 at any time, or Liens incurred and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance (including by way of surety bonds or appeal bonds) of tenders, bids, leases, contracts, statutory obligations or similar obligations or arising as a result of progress payments under contracts, in each case in the ordinary course of business and not relating to the repayment of Debt; (d) easements, rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) that do not Materially interfere with the ordinary conduct of business, Materially detract from the value of the asset to which they attach or Materially impair the use thereof; (e) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions; and (f) leases or subleases granted in the ordinary course of business to others not Materially interfering with the business of, and consistent with past practices of, the Borrowers, provided that clauses (a), (b) and (c) shall not apply to Environmental Liens, Liens that, under Applicable Law, would have priority over the Lien of the Collateral Documents or Liens imposed under ERISA;

     6.1.4. any attachment or judgment Lien not constituting an Event of Default;

     6.1.5. Liens on assets securing Debt permitted to be incurred or assumed on a secured basis pursuant to Section 6.2.8, including any interest or title of a lessor under any Capitalized Lease, provided that any such Lien does not encumber any property other than assets acquired, constructed or improved with the proceeds of such Debt;

     6.1.6. Liens existing on assets of any Person at the time such Person becomes a Consolidated Subsidiary, provided (a) such Lien was not created in contemplation of such Person becoming a Consolidated Subsidiary, and (b) such Lien does not encumber any assets other than the assets subject to such Lien at the time such Person becomes a Consolidated Subsidiary;

     6.1.7. any Lien constituting a renewal, extension or replacement of any Existing Lien or any Lien permitted by Section 6.1.5 or 6.1.6, provided (a) the principal amount of Debt or other obligation secured by such renewal, extension or replacement Lien does not exceed the principal amount of the Debt or other obligation renewed, extended or replaced unless such excess is otherwise permitted hereby at the time of the extension, renewal or replacement, (b) the average weighted maturity of such Debt or other obligation is not shortened and
(c) such Lien is limited to all or a part of the property subject to the Lien extended, renewed or replaced.

Section 6.2. Debt. No Borrower shall, or shall permit any of its Subsidiaries
             ----
to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain liable with respect to, any Debt, except:

     6.2.1.  the Obligations;

     6.2.2.  Existing Debt of entities that are listed on Schedule R-1 hereto;

     6.2.3. Intercompany Debt of a Consolidated Subsidiary to a Borrower or to a Consolidated Subsidiary of a Borrower, to the extent otherwise permitted hereunder and in compliance with Section 5.11;

     6.2.4. Contingent Obligations (i) in connection with a Permitted Acquisition or (ii) with respect to Letters of Credit, provided that such Debt
(a) is incurred in the ordinary course of business, (b) is unsecured and (c) remains contingent;

     6.2.5. Contingent Obligations of a Borrower or any Consolidated Subsidiary with respect to Debt of other Borrowers or their Subsidiaries that is otherwise permitted under this Section 6.2;

     6.2.6. Debt incurred to refinance Debt described in Section 6.2.2; provided that (a) the unpaid principal balance is not increased (except to the extent the increase is then otherwise permitted hereunder), and (b) if such refinanced Debt is repaid prior to its scheduled maturity, such refinancing Debt shall comply with the provisions of Section 6.9.2; and

     6.2.7.  Debt incurred in connection with a Permitted Acquisition; and

     6.2.8. Debt incurred in the ordinary course of business for purchase-money obligations, in an amount not exceeding $1,000,000 at any time.

Section 6.3. Restricted Payments. No Borrower shall, nor shall any Borrower
             -------------------
permit any Consolidated Subsidiary to, directly or indirectly, declare, pay or make, or agree to declare, pay or make, any Restricted Payment. Notwithstanding anything to the contrary in the preceding sentence, during any twelve month period commencing on or after the Closing Date, CI may, directly or indirectly, redeem, purchase or acquire outstanding shares of Capital Stock of CI up to an aggregate value of $10,000,000 so long as the Leverage Ratio is less than 2.25 to 1.00 after giving effect to any such redemption, purchase or acquisition. If the Leverage Ratio shall at any time be equal to or greater than 2.25 to 1.00, CI shall not, directly or indirectly, redeem, purchase or acquire outstanding shares of Capital Stock of CI until the Borrowers' Leverage Ratio shall be less than 2.25 to 1.00 . For purposes of this Section 6.3, the amount of any redemption, purchase or acquisition shall be the amount actually paid to any stockholder plus any commissions or expenses relating to such redemption, purchase or acquisition.

Section 6.4. Investments. No Borrower shall, nor shall any Borrower permit any
              -----------
Consolidated Subsidiary to, directly or indirectly, make or own any Investment, except:

     6.4.1. (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc., (c) commercial paper having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc., (d) demand deposits, certificates of deposit, other time deposits, and bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank operating under the laws of the United States or any state thereof or the District of Columbia that has combined capital and surplus of not less than $500,000,000, or (e) institutional money market funds organized under the laws of the United States of America or any state thereof that are described on
Schedule 1.1, or approved in writing by the Agent or, if not so described or approved, substantially all of whose assets are securities of the types described in the foregoing clauses (a), (b), (c), and (d);

     6.4.2. (a) trade credit extended on usual and customary terms in the ordinary course of business, and (b) advances to employees for moving, relocation and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;

     6.4.3. any Investment identified on Schedule 4.3, limited to the amount of such Investment on September 12, 1997;

     6.4.4.  Permitted Acquisitions; and

     6.4.5.  Investments in non-cash proceeds of permitted Asset Dispositions.

Section 6.5. Financial Covenants.
             -------------------

     6.5.1.  Leverage Ratio. The Leverage Ratio, as of the last day of any
             --------------
Fiscal Quarter ending (a) after the Closing Date and on or before December 31, 2001, shall not exceed 3.25 to 1.00 and (b) after January 1, 2002 and ending prior to the Termination Date, shall not exceed 2.50 to 1.00.

     6.5.2.  Minimum Net Worth. As of the last day of each Fiscal Quarter, Net
             -----------------
Worth shall not be less than the sum of (i) $97,006,500, plus (ii) with respect to each Permitted Acquisition which is accounted for as a "pooling of interests" an amount equal to 100% of the positive increase in Net Worth as a result of such Permitted Acquisition, plus (iii) an amount equal to 75% of the cumulative positive Net Income since January 1, 1999, plus (iv) an amount equal to 100% of the net proceeds of all issuances of Capital Stock by CI on or after January 1, 1999.

     6.5.3.  Debt Service Coverage Ratio. The Debt Service Coverage Ratio as of
             ---------------------------
the last day of each Fiscal Quarter ending (a) after the Closing Date and on or before March 31,

2001, shall not be less than 2.50 to 1.00, and (b) after April 1, 2001 and ending prior to the Termination Date, shall not be less than 1.50 to 1.00

Section 6.6.  Restriction on Fundamental Changes. No Borrower shall, and no
              ----------------------------------
Borrower shall permit any Consolidated Subsidiary to, directly or indirectly, enter into any merger, consolidation, reorganization or recapitalization, reclassify its Capital Stock, liquidate, wind up or dissolve or sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, a significant portion of its or their business or assets, whether now owned or hereafter acquired, provided that as long as no Default or Event of Default shall exist after giving effect to such merger, consolidation or sale, any Consolidated Subsidiary of any Borrower may be merged or consolidated with or into any Borrower or any Wholly-Owned Subsidiary of any Borrower or be liquidated, wound up or dissolved, or all or substantially all of its business or assets may be sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Borrower or any Wholly-Owned Subsidiary of any Borrower.

Section 6.7.  Asset Dispositions; Sales of Receivables.
              ----------------------------------------

     6.7.1. No Borrower shall, and no Borrower shall permit any Consolidated Subsidiary to, directly or indirectly, make or agree to make, any Asset Disposition unless

          6.7.1.1. the Board of Directors of CI has reasonably determined in good faith that the terms of such transaction are fair and reasonable to CI or such Consolidated Subsidiary, as the case may be, if the transaction involves assets having a Material fair market value; and

          6.7.1.2. the Asset Disposition is otherwise permissible under the Collateral Documents and under Sections 6.6 and 6.8 and if the transaction involves assets having a Material fair market value, the terms of such transaction shall have been approved in advance by the Required Lenders.

     6.7.2. As promptly as practicable but in no event later than 10 days after any Asset Disposition (other than an Asset Disposition required to be approved by the Required Lenders), CI shall deliver to the Agent a certificate, duly executed by a Senior Officer of CI, setting forth in detail a description of such Asset Disposition, copies of any related agreements, the date or scheduled date of such Asset Disposition, the determination of the net cash proceeds of such Asset Disposition, the description of any non-cash proceeds and the Collateral arrangements with respect thereto and such other documents and information as is necessary to demonstrate compliance with this Section 6.7.

     6.7.3. No Borrower shall, nor shall any Borrower permit any Consolidated Subsidiary to, directly or indirectly, sell with or without recourse, discount (except in the ordinary course of business consistent with past practice to compromise disputes with customers) or otherwise sell for less than the face value thereof or for consideration other than cash, any of its Accounts Receivable and other receivables.

Section 6.8.  Transactions with Affiliates. No Borrower shall, and no Borrower
              ----------------------------
shall permit any Consolidated Subsidiary to, directly or indirectly, enter into any transaction (including the transfer or lease of any property or the rendering of any service) with any Affiliate of any Borrower, unless (a) such transaction is in the ordinary course of business of such Borrower, and (b) such transaction is on fair and reasonable terms no less favorable to such Borrower or its Consolidated Subsidiary, as the case may be, than those terms that might be obtained at the time in a comparable arm's length transaction with a Person who is not an Affiliate of such Borrower or, if such transaction is not one that by its nature could be obtained from such other Person, is on fair and reasonable terms and was negotiated in good faith, (c) if such transaction is Material, such Borrower shall have delivered to the Agent a certified resolution of its Board of Directors determining that the standards set forth in clause (b) above are satisfied with respect to such transaction and (d) if such transaction is Material, such Borrower shall deliver to the Agent an opinion of a recognized appraisal or valuation firm that the transaction is fair to CI from a financial point of view, provided that this Section 6.8 shall not restrict (i) dividends, distributions and other payments and transfers on account of the Capital Stock of a Borrower or any Wholly-Owned Subsidiary of a Borrower, (ii) payments pursuant to the terms of any Contractual Obligations in effect on the date hereof listed on Schedule 6.8, or (iii) any transaction in the ordinary course of business between a Borrower and any Wholly-Owned Subsidiary of a Borrower.

Section 6.9.  Prepayment of Debt. No Borrower shall, nor shall any Borrower
              ------------------
permit any Consolidated Subsidiary to, directly or indirectly, make any payment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt, prior to 30 days before its originally stated maturity (or its stated maturity on the date hereof, in the case of Debt outstanding on the date hereof), or in the case of interest, its stated due date, or directly or indirectly become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

     6.9.1. Prepayments of the Loans or of other amounts pursuant to the Loan Documents;

     6.9.2. Prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (a) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the Debt being prepaid, (b) such new Debt has the same priority vis-a-vis other Debt, and the same provision for recourse, as the Debt being paid, (c) no Default or Event of Default then exists or would result from such prepayment or refinancing; and

     6.9.3. Prepayments by Subsidiaries of Debt owed to any Borrower.

Section 6.10. Employee Benefit Plans. Except as specified on Schedule 6.10 or
              ----------------------
to the extent that a Borrower gives thirty (30) days' prior written notice to the Agent, no Borrower will sponsor or contribute to any new Plan, make any change to any existing Plan, or incur any obligations in respect of any Multiemployer Plan that would in any Material way increase the obligations of the Borrowers in any Material respect.

Section 6.11. Amendments of Charter Documents. No Borrower shall amend its
              -------------------------------
charter, bylaws or other charter documents in any respect that affects the voting rights of Capital Stock included in the Collateral or holders thereof, increases payment obligations of a Borrower, affects the validity or enforceability of any Loan Document or Lien thereunder or that otherwise could reasonably be expected to have a Material Adverse Effect, without in each case obtaining the prior written consent of the Required Lenders.

Section 6.12. Restrictive Agreements. No Borrower shall, nor shall any Borrower
              ----------------------
permit any Consolidated Subsidiary to, enter into any Contractual Obligation that, directly or indirectly, restricts or limits the ability of such Consolidated Subsidiary to (a) pay dividends or make distributions on its Capital Stock, (b) pay Debt owed to CI or any Consolidated Subsidiary, (c) make any loans or advances to CI (except as provided in Section 5.11), or (d) except as provided in Contractual Obligations respecting the specific assets subject to Permitted Liens, transfer any of its property to CI.

Section 6.13. Negative Pledges, Etc. No Borrower shall, or shall permit any
              ---------------------
Consolidated Subsidiary to, enter into or otherwise become subject to, directly or indirectly, any agreement (other than this Agreement):

     6.13.1. prohibiting or restricting a Borrower or any Consolidated Subsidiary of a Borrower in any manner (including by way of covenant, representation or default), from (a) incurring, creating or assuming any Debt or Lien upon any of its assets, (b) selling or otherwise disposing of any of its assets, (c) making any Investments or Capital Expenditures, (d) suffering any change of control, or (e) amending any Loan Document, except that clauses (a) and (b) shall not apply to any Debt otherwise permissible under Section 6.2; or

     6.13.2. providing that any default by a Borrower that is not a party to such agreement with respect to any obligation not arising under such agreement is a default under such agreement.

                                  ARTICLE 7.


                               EVENTS OF DEFAULT
                               -----------------

Section 7.1.  Events of Default. The occurrence of any one or more of the
              -----------------
following events, acts or occurrences shall constitute an event of default (each an "Event of Default"):
          ----------------

     7.1.1.   Failure to Make Payments. A Borrower (a) shall fail to pay as and
              ------------------------
when due (whether at stated maturity, upon acceleration, upon required prepayment or otherwise) any principal of any Loan or any reimbursement for a drawing under any Letter of Credit, or (b) shall fail to pay any interest, Fees or other amounts payable under the Loan Documents within three Business Days after the date when due under the Loan Documents; or

     7.1.2.   Default in Other Debt. (a) Any Borrower or any Consolidated
              ---------------------
Subsidiary of any Borrower shall default in the payment (whether at stated maturity, upon acceleration, upon required prepayment or otherwise), beyond any period of grace provided therefor, of any principal of or interest on any other Debt with a principal amount, individually or in the aggregate, in excess of $400,000 or (b) any other breach or default (or other event or condition) shall occur under any agreement, indenture or instrument relating to any such other Debt, if the effect of such breach or default (or such other event or condition) is to cause, or to permit the holder or holders of such other Debt (or a Person on behalf of such holder or holders) to cause (upon the giving of notice, the lapse of time or both, or otherwise), such other Debt to become or be declared due and payable, or required to be prepaid, redeemed, purchased or defeased (or an offer of prepayment, redemption, purchase or defeasance be made), prior to its stated maturity (other than by a scheduled mandatory prepayment); or

     7.1.3.  Breach of Certain Covenants. Any Borrower shall fail to perform,
             ---------------------------
comply with or observe any agreement, covenant or obligation under Section 2.4,
Section 5.1.4, Section 5.4 (insofar as it requires the preservation of the corporate existence of any Borrower), or any Section of Article 6 not covered by
7.1.4 hereof; or

     7.1.4.  Certain Defaults Under Article 6. Any Borrower shall fail to
             --------------------------------
perform, comply with or observe any agreement, covenant or obligation under any provision of Sections 6.1 through 6.4 (inclusive), 6.7, 6.8, 6.12, and 6.13 (inclusive of subsections thereof) and such failure shall not have been remedied within ten (10) days after a Senior Officer of Borrower has Knowledge of such failure; provided, however, that no such ten (10) day cure period shall be available with respect to any failure by any Borrower that by its nature is incapable of being remedied; or

     7.1.5.  Other Defaults Under Loan Documents. Any Borrower shall fail to
             -----------------------------------
perform, comply with or observe any agreement, covenant or obligation under any provision of any Loan Document (other than those provisions referred to in Sections 7.1.1 through 7.1.3) and such failure shall not have been remedied within 20 days after a Senior Officer of CI has Knowledge of such failure; or

     7.1.6.  Breach of Warranty. Any representation or warranty or certification
             ------------------
made or furnished by any Borrower under any Loan Document shall prove to have been false or incorrect in any material respect when made (or deemed made); or

     7.1.7.  Involuntary Bankruptcy; Appointment of Receiver, Etc. There shall
             ----------------------------------------------------
be commenced against any Borrower, or any Consolidated Subsidiary, an involuntary case seeking the liquidation or reorganization of such Borrower or Consolidated Subsidiary under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code or any similar proceeding under any other Applicable Law or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers of such Borrower or Consolidated Subsidiary or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occurs: (a) such Borrower or Consolidated Subsidiary consents to the institution of the involuntary case or proceeding; (b) such petition commencing the involuntary case or proceeding is not timely controverted; (c) the petition commencing the involuntary case or proceeding remains undismissed and unstayed for a period of 60 days; or (d) an order for relief shall have been issued or entered therein; or

     7.1.8.  Voluntary Bankruptcy; Appointment of Receiver, Etc. Any Borrower
             --------------------------------------------------
or any Consolidated Subsidiary shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code or any similar proceeding under any other Applicable Law, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent to or acquiesce in the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers of it or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or shall generally not pay its debts as they become due; or the Board of Directors of such Borrower or Consolidated Subsidiary (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

     7.1.9.  Change of Control. A Change of Control shall occur at any time; or
             -----------------

     7.1.10. Termination of Loan Documents, Etc. Any Loan Document, or any
             ----------------------------------
material provision thereof, shall cease to be in full force and effect for any reason, or any Lien in favor of the Agent thereunder shall fail to have the priority required thereunder with respect to any Material item of Collateral, except upon a release or termination of such Loan Document or Lien pursuant to the terms thereof; or any Borrower shall contest or purport to repudiate or disavow any of its obligations under or the validity of enforceability of any Loan Document or any Material provision thereof; or

     7.1.11. Material Adverse Change. A Material Adverse Change shall have
             -----------------------
occurred since the Closing Date; or

     7.1.12. Judgments and Attachments. (a) Any Borrower or any Consolidated
             -------------------------
Subsidiary shall suffer any money judgments, fines, writs or warrants of attachment or similar processes that, individually or in the aggregate, involve an amount or value in excess of $400,000 (excluding therefrom money judgments to the extent covered by insurance as to which the carrier has accepted liability in writing) and such judgments, writs, warrants or other orders shall continue unsatisfied and unstayed for a period of 30 days or, in any event, within 10 days prior to the date of any proposed sale thereunder; or (b) a judgment creditor shall obtain possession of any Material portion of the assets of any Borrower by any means, including levy, distraint, replevin or self-help.

Section 7.2. Remedies. Upon the occurrence of an Event of Default:

     7.2.1. If an Event of Default occurs under Section 7.1.7 or 7.1.8, then the Working Capital Revolving Commitments and the Revolving Acquisition Commitments shall automatically and immediately terminate, and the obligation of the Lenders to make any Loan or issue any Letter of Credit hereunder shall cease, and the unpaid principal amount of the Loans and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower.

     7.2.2. If an Event of Default occurs, other than under Section 7.1.7 or 7.1.8, the Agent may, or upon written request of the Required Lenders shall, by written notice to CI, (a) declare the Working Capital Revolving Commitments and the Revolving Acquisition Commitments terminated, whereupon the obligation of the Lenders to make any Loan or issue any Letter of Credit hereunder shall cease, and/or (b) declare the unpaid principal amount of the Loans and all other Obligations to be, and the same shall thereupon become, due and payable, without presentment, demand, protest, any additional notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower; and the Agent may, as set forth in Article 8, pursue the remedies available to it pursuant to Applicable Law.

     7.2.3. If an Event of Default occurs under Section 7.1.7 or 7.1.8 or if any other Event of Default occurs and the Agent declares the Loans due and payable, the Borrowers shall be immediately obligated, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrowers, to pay immediately to the Agent, an amount of cash equal to the Letter of Credit Liability. Any amounts so received shall be deposited in an interest bearing account maintained by the Agent as Cash Collateral Cover for all Obligations of the Borrowers. At any time after any such Obligations shall become due and payable (whether by drawing on a Letter of Credit or otherwise) the Cash Collateral Cover may be applied in whole or in part by the Agent against or on account of all or any part of the Obligations that have become so due and payable.

                                   ARTICLE 8.

                            THE AGENT AND THE BANKS
                            -----------------------

Section 8.1.  Authorization and Action.
              ------------------------

     8.1.1. Each Lender and the L/C Issuer hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents (including as its collateral agent under the Collateral Documents), to execute and deliver or accept, on its behalf, the other Loan Documents and any other documents, instruments and agreements related thereto or hereto to take such action on its behalf under the provisions hereof and thereof and to exercise such rights, remedies, powers and privileges hereunder and thereunder as are delegated to the Agent by the terms hereof and thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto.

     8.1.2. Except for any matters expressly subject to the consent or approval of the Agent under the Loan Documents, the Agent shall not, without the prior approval of the Required Lenders (or, as provided in Section 9.3, all of the Lenders), consent to any departure by any Borrower from the terms of, waive any default or otherwise amend this Agreement or any other Loan Document. The Agent will, to the extent practicable under the circumstances, consult with the other Lender Parties prior to taking action on their behalf under the Loan Documents and in acting as their Agent thereunder. The Agent will not take any action contrary to the written direction of Required Lenders, will take any lawful action not contrary to the provisions of the Loan Documents prescribed in written instructions of the Required Lenders (or, as provided in Section 9.3, all the Lenders) and, as to any matters not expressly provided for by the Loan Documents (including enforcement or collection), may decline to take any action, except upon the written instructions of the Required Lenders (or, as provided in Section 9.3, all the Lenders). If such instructions are requested reasonably promptly, the Agent shall be absolutely entitled to refrain from taking any action and shall not have any liability to CI or any Lender for refraining from taking any action until it shall have received such instructions; provided, however, that the Agent shall in no event be required to take or refrain from taking any action that would, in the Agent's opinion, be inconsistent with the Agent's practice in similar situations when acting solely for its own account or be contrary to the provisions of any Loan Document or Applicable Law.

     8.1.3. The Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents. No duty to act, or refrain from acting, and no other obligation whatsoever, shall be implied on the basis of any right, power or authority granted to the Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority. The Agent shall not be required to exercise any right, power, remedy or privilege granted to it in any Loan Document, to ascertain or inquire whether any Default or Event of Default has occurred and is continuing (except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders), or to inspect the property (including the books and records) of any Borrower or to take any other affirmative action, except as provided in Section 7.2, or unless requested or directed to do so in accordance with Section 8.1.2.

     8.1.4. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have, by reason of this Agreement or any other Loan Document, a fiduciary relationship in respect of any Lender. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come into the possession of the Agent or any of its Affiliates.

     8.1.5. Neither the Syndication Agent nor the Documentation Agent nor the Co Agent shall have any duties under this Agreement in their agency capacities; provided, however that this Section 8.1.5 shall not relieve any of the Syndication Agent, the Documentation Agent, and the Co-Agent of their duties as Lenders hereunder.

Section 8.2. Exculpation; Agent's Reliance; Etc. Neither the Agent nor the any
             -----------------------------------
of its directors, officers, agents, attorneys or employees shall be liable to the Borrowers or any other Lender Party for any action taken or omitted to be taken by it or them under or in connection with any Loan Document (a) with the consent or at the request of the Required Lenders (or, as provided in Section 9.3, all the Lenders), or (b) in any other circumstances, except for its or their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Agent makes no warranty or representation to any other Lender

Party and shall not be responsible to any other Lender Party for any recitals, statements, warranties or representations made in, or in connection with, any Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any Loan Document or any financial information, opinions of counsel or other documents executed and delivered pursuant thereto, or for the financial condition of the Borrowers. The Agent shall not be responsible to any Lender for the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent, or for the value, effectiveness, priority, genuineness, validity, of any Collateral or any Lien thereon. The Agent may treat the payee of any Note as the holder thereof until the Agent receives the related Assignment and Acceptance signed by such holder and the assignee and in form satisfactory to the Agent. The Agent shall be entitled to rely upon any notice, certificate or other writing believed by the Agent to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by the Agent and to act in reliance upon the advice of such counsel and other experts concerning its actions and duties hereunder.

Section 8.3. Agent and Affiliates. The Agent and each Lender that is a party
             --------------------
hereto as a Lender and in some other capacity shall, in its capacity as a Lender, have the same rights, powers and obligations under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent or such Lender, including the right to give or deny consent to any action requiring consent or direction of the Required Lenders or all the Lenders. The Agent, each Lender and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any Consolidated Subsidiary and any Affiliate of any Borrower, all as if the Agent or such Lender were not the Agent or such Lender and without any duty to account therefor to the Lenders. The Agent or such Lender shall be entitled to receive from any Borrower its Fees or portions thereof in connection with this transaction without any liability to account therefor to any other Lender, except as the Agent or such Lender may have expressly agreed.

Section 8.4. Lender Credit Decision. Each Lender acknowledges that it has,
             ----------------------
independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 8.5. Indemnification. The Agent shall in no event be required to take
             ---------------
any action under the Loan Documents or in relation thereto unless it shall first be indemnified to its satisfaction by the other Lender Parties against any and all liability and expense that it may incur by reason of taking any such action. Each Lender agrees to indemnify and hold the Agent harmless (to the extent not promptly paid or reimbursed by a Borrower), ratably according to its Total Commitment, from and against any and all (a) costs, expenses and other amounts incurred by the Agent otherwise payable by a Borrower pursuant to Section 9.1 and (b) Indemnified

Liabilities that may be imposed on, incurred by, or asserted against the Agent, except to the extent they are finally adjudged by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of the Agent. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, to the extent that the Agent is not promptly reimbursed for such expenses by a Borrower.

Section 8.6. Successor Agent. The Agent may resign at any time as Agent under
             ---------------
the Loan Documents by giving written notice thereof to the Lenders and CI and the Agent may be removed at any time with or without cause by written action of the Required Lenders (not including the Agent) delivered to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's notice of resignation or the removal of the Agent, then the retiring or removed Agent may, on behalf of the other Lender Parties, appoint a successor Agent, which shall be a financial institution having a combined capital and surplus of at least $100,000,000, or a branch or agency of such a financial institution, organized or licensed to do business under the laws of the United States of America or any State thereof. Upon the acceptance of any appointment as the Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged of any further duties and obligations under the Loan Documents. Upon any retiring Agent's resignation or removal, the provisions of this Article 8 (as well as other expense reimbursement, indemnification and exculpatory provisions in the other Loan Documents) shall continue in effect for its benefit as to any actions taken or omitted by it while it was Agent.

Section 8.7. Excess Payments. If any Lender Party shall obtain any payment or
             ---------------
other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Obligations in excess of its pro rata share of payments and other recoveries on account of such Obligations obtained by all Lender Parties, such Lender Party shall purchase from the other Lender Parties such participations in such Obligations held by them as shall be necessary to cause such purchasing Lender Party to share the excess payment or other recovery ratably with each of the other Lender Parties; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender Party, the purchase shall be rescinded and the purchase price restored to such Lender Party to the extent of such recovery, but without interest. Each Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 8.7 may, to the fullest extent permitted by Applicable Law and by Section 9.10, exercise all of its rights of payment (including setoff) with respect to such participation as fully as if such Lender Party were the direct creditor of each Borrower in the amount of such participation.

Section 8.8.  Lender Parties. The provisions of this Article 8 are solely for
              --------------
the benefit of the Agent and the other Lender Parties and no Borrower shall have any rights to rely on or enforce any of the provisions hereof (except that (i) the provisions of Sections 8.6 and 8.9.5 are also for the benefit of each Borrower and (ii) each Borrower is entitled to rely on any release executed by the Agent as authorized by Section 8.9). In performing its functions and duties under the Loan Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower.

Section 8.9.  Collateral Matters.
              ------------------

     8.9.1. Except as specifically otherwise provided in any of the Collateral Documents, the Agent is hereby authorized on behalf of all of the Lenders, without assumption of any duty or obligation in respect of and without the necessity of any notice to or further consent from any other Lender, to take any action with respect to any Collateral or Collateral Documents that may be necessary to perfect and maintain perfected the Agent's Liens upon the Collateral.

     8.9.2. The Lenders hereby irrevocably authorize the Agent, in its discretion, to release any Lien held by the Agent upon any Collateral (a) from and after the day of termination of any Collateral Document pursuant to the terms thereof; (b) constituting property being sold or disposed of if CI certifies to the Agent that the sale or disposition is permitted under the relevant Collateral Document (and the Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by the Required Lenders); or (c) if approved, authorized or ratified in writing by all Lender Parties in accordance with Section 9.3; provided, however, that (i) the Agent shall not be required to execute any such documents on terms that create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrowers in respect of) all assets retained by the Borrowers, including the proceeds of any Asset Disposition, all of which shall continue to constitute part of the Collateral. Upon request by the Agent at any time, the other Lender Parties will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 8.9.2.

     8.9.3. The Agent shall have no obligation whatsoever to any other Lender Party or other Person to assure that the Collateral exists or is owned by a Borrower or (except as otherwise expressly required by the Collateral Documents) is cared for, protected or insured, or that the Liens of the Agent thereunder have been properly created, perfected, protected or enforced or are entitled to any particular priority.

     8.9.4. Except as otherwise provided in the Loan Documents, the Agent may act in any manner it deems appropriate in respect of the Collateral, in its discretion, given the Agent's own interest in the Collateral as a Lender, and the Agent shall have no duty or liability whatsoever with respect thereto to any other Lender Party.

     8.9.5. Each Lender hereby approves the form of the other Loan Documents attached as exhibits to this Agreement and hereby authorizes the Agent on its behalf to accept from the Borrowers and execute and deliver as Agent, the other Loan Documents in substantially the form of such exhibits, with such changes, additions or deletions as the Agent, in its discretion, may approve as necessary or appropriate, such approval to be conclusively evidenced by the Agent's acceptance or execution thereof. Each Lender also authorizes the Agent to accept, or execute and deliver, such additional documents (including financing statements, opinions, certificates and other documents in form and substance satisfactory to the Agent, in its discretion) in connection with the closing pursuant to Section 3.1 or any subsequent closing for the pledge of any other Collateral or any additional guaranties as the Agent, in its discretion, may approve, such approval to be conclusively evidenced by the Agent's acceptance or execution thereof.

     8.9.6. Each Lender Party agrees with and in favor of each other (which agreement shall not be for the benefit of any Borrower or Consolidated Subsidiary) that the Borrowers' obligations to such Lender Party under this Agreement and the other Loan Documents are not and shall not be secured by any real property collateral now or hereafter acquired by such Lender Party.

Section 8.10.  Payments; Availability of Funds; Certain Notices.
               ------------------------------------------------

     8.10.1. If the Agent shall fail to deliver to any other Lender Party its share of any payment received from any Borrower as and when required by Section 2.10, the Agent shall pay to such Lender its share of such payment together with interest on such amount at the Federal Funds Effective Rate, for each day from the date such amount was required to be paid to such Lender until the date the Agent pays such amount to such Lender, calculated as set forth in Section 2.5.4.

     8.10.2. Unless (a) the Agent shall have been notified by a Lender prior to the date upon which a Loan is to be made or (b) the Agent shall have been notified by any Borrower prior to the date on which the Borrowers are required to make any payment hereunder that such Lender or the Borrowers, as the case may be (the "Obligated Party"), do not intend to make available to the Agent the
        ----------------
Obligated Party's portion of such Loan or such payment, the Agent may assume that the Obligated Party will make such amount available to the Agent on such date and the Agent may, in reliance upon such assumption (but shall not be required to), make available to CI (in the case of a Loan) or the Lenders (in the case of a payment by the Borrowers) a corresponding amount. If such corresponding amount is not in fact made available to the Agent by the Obligated Party, the Agent shall be entitled to recover such amount on demand from the Obligated Party (or, in the case of a Loan, if the Lender that is the Obligated Party fails to pay such amount forthwith upon such demand, from the Borrowers). Such amount shall be payable, together with interest thereon from the day on which such corresponding amount was made available by the Agent to the Lender or CI, as applicable, to the date of payment by the Obligated Party (or the Borrowers, as applicable), at a rate of interest equal to (i) in the case of any payment by any other Lender, the Federal Funds Effective Rate, and (ii) in the case of any payment by the Borrowers, the interest rate applicable to the Loan.

     8.10.3. The Agent shall promptly notify the Lenders by telecopy of each Interest Period chosen by CI, the Adjusted LIBOR Rate for each Interest Period (and the relevant interest rate), the date of any expected payment and all other material notices transmitted by CI.

Section 8.11.  Obligations of Lenders Several; Enforcement by the Agent.
               --------------------------------------------------------

     8.11.1. Each Lender's obligations hereunder are several, and not joint or joint and several. The failure of any Lender to make any Loan or otherwise to perform its obligations hereunder will not increase the obligations of any other Lender Party. Notwithstanding the foregoing, any Lender may assume, but shall have no obligation to any Person to assume, any non-performing Lender's obligation to make a Loan. Nothing contained in this Agreement and no action taken by the Agent or any other Lender Party pursuant to this Agreement shall be deemed to constitute the Agent and any other Lender Party to be a partnership, an association, a joint venture or any other kind of Person.

     8.11.2. Each Lender agrees that, except with the prior written consent of the Agent or as provided in Section 9.10, it shall not have any right individually to realize upon the Collateral or otherwise enforce any Loan Document or any provision thereof, or make demand thereunder, it being agreed that such rights and remedies may only be exercised by the Agent for the ratable benefit of the Lender Parties upon the terms of this Agreement.

                                   ARTICLE 9.

                                 MISCELLANEOUS
                                 -------------

Section 9.1.  Expenses. The Borrowers shall pay within 10 days (or, in the case
              --------
of costs and expenses incurred prior to the Closing Date, within one Business
Day) after demand:

     9.1.1. any and all reasonable attorneys' fees and disbursements and all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with (a) the development, drafting and negotiation of the Loan Documents and the syndication and closing of the transactions contemplated thereby and (b) any amendments to or the administration of the Loan Documents (including reasonable costs and expenses incurred in connection with any appraisal or environmental assessment); and

     9.1.2. any and all costs and expenses (including fees and disbursements of in-house and other attorneys, appraisers and consultants) incurred by the Lender Parties in any workout, restructuring or similar arrangements or, after a Default, in connection with the protection, preservation, exercise or enforcement of any of the terms of the Loan Documents or in connection with any foreclosure, collection or bankruptcy proceedings.

Section 9.2.  Indemnity.
              ---------

     9.2.1. The Borrowers shall, jointly and severally, indemnify, defend and hold harmless each Lender Party and the officers, directors, employees, agents, attorneys, affiliates, successors and assigns of each Lender Party (collectively, the "Indemnitees") from and against
                    -----------

(a) any and all transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of the Loan Documents or the making of the Loans or the issuance of Letters of Credit, and (b) any and all liabilities, losses, damages, penalties, judgments, claims, costs and expenses of any kind or nature whatsoever (including reasonable attorneys' fees, including allocated costs of in-house counsel, and disbursements in connection with any actual or threatened investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of the Loan Documents, Letters of Credit, the Loans, the use or intended use of the proceeds of the Loans or Letters of Credit (including the failure of the L/C Issuer to honor a drawing as a result of any act or omission, whether rightful or wrongful, of any Governmental Authority) (the "Indemnified Liabilities");
                                              ------------------------
provided that (i) no Indemnitee shall have the right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction, and (ii) no Borrower shall have any obligation hereunder in respect of (A) legal proceedings between the Lender Parties or between any Lender Party and any participant or
(B) Indemnified Liabilities arising from a breach of any Loan Document by the Indemnitee making a claim hereunder.

     9.2.2. Each Indemnitee will promptly notify CI of each event of which it has knowledge that may give rise to a claim under clause (b) of Section 9.2.1, provided that the failure to so notify CI shall in no way impair the Borrowers' obligations under this Section 9.2 (except to the extent that such failure to so notify arises from the gross negligence or willful misconduct of such Indemnitee and has an adverse effect on the Borrowers, taken as a whole). If any investigative, judicial or administrative proceeding is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section 9.2, CI, to the extent and in the manner directed by the Indemnitee, will resist and defend such proceeding with counsel designated by CI (which counsel shall be reasonably satisfactory to the Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding. CI shall keep such Indemnitee advised of the status of such defense and consult with such Indemnitee prior to taking any material position with respect thereto. Such Indemnitee shall, however, be entitled to employ counsel separate from counsel for CI and from any other party in such proceeding if such Indemnitee shall reasonably determine that a conflict of interest or other circumstance exists that makes representation by counsel chosen by CI not advisable. The reasonable fees and disbursements of such separate counsel shall be paid by CI. Such Indemnitee shall not agree to the settlement of any such claim without the consent of CI, unless CI shall have been given notice of the commencement of an action and shall have failed to provide the defense thereof as herein provided or an Event of Default shall have occurred.

     9.2.3. To the extent that the undertaking to indemnify and hold harmless set forth in Section 9.2.1 may be unenforceable as violative of any Applicable Law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under Applicable Law. All Indemnified Liabilities shall be payable on demand.

Section 9.3.  Waivers; Amendments in Writing.
              ------------------------------

     9.3.1. No amendment of any provision of this Agreement or any other Loan Document (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. Notwithstanding the foregoing:

          9.3.1.1. no amendment that has the effect of (a) reducing the rate or amount, or extending the stated maturity or due date, of any amount payable by the Borrowers to any Lender under the Loan Documents, (b) increasing the amount, or extending the stated termination or reduction date, of any Lender's Total Commitment or subjecting any Lender Party to any additional obligation to extend credit, (c) altering the rights and obligations of the Borrowers to prepay the Loans, (d) permitting the creation of any Lien ranking prior to or on a parity with the Lien under any Collateral Document, releasing any part of the Collateral (except as permitted under the Loan Documents) or depriving any Lender Party of the security afforded by the Lien of under Collateral Document, or (e) changing this Section 9.3,
     Section 8.7, any provision herein providing for consent or other action by all of the Lenders, or the definition of the term "Required Lenders," shall be effective unless the same shall be signed by or on behalf of all of the Lenders;

          9.3.1.2. no amendment that has the effect of (a) increasing the duties or obligations of the Agent, (b) increasing the standard of care or performance required on the part of the Agent, or (c) reducing or eliminating the indemnities or immunities to which the Agent is entitled (including any amendment of this Section 9.3.1.2), shall be effective unless the same shall be signed by or on behalf of the Agent; and

          9.3.1.3. no amendment that has the effect of (a) increasing the duties or obligations of the Swingline Lender, (b) increasing the standard of care or performance required on the part of the Swingline Lender, or (c) reducing or eliminating the indemnities or immunities to which the Swingline Lender is entitled (including any amendment of this Section 9.3.1.3), shall be effective unless the same shall be signed by or on behalf of the Swingline Lender; and

          9.3.1.4. no amendment that has the effect of (a) increasing the duties or obligations of the L/C Issuer, (b) increasing the standard of care or performance required on the part of the L/C Issuer, or (c) reducing or eliminating the indemnities or immunities to which the L/C Issuer is entitled (including any amendment of this Section 9.3.1.4), shall be effective unless the same shall be signed by or on behalf of the L/C Issuer; and

          9.3.1.5. Notwithstanding anything to the contrary, Schedule 4.3 may be amended by written notice by CI to the Agent, to the extent necessary to reflect transactions occurring after the date hereof that are otherwise permissible hereunder.

          9.3.1.6. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any

     Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. Any amendment effected in accordance with this Section 9.3 shall be binding upon each present and future Lender Party and the Borrowers.

Section 9.4.  Cumulative Remedies; Failure or Delay. The rights and remedies
              -------------------------------------
provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Lender Parties under Applicable Law or otherwise. No failure or delay on the part of any Lender Party in the exercise of any power, right or remedy under the Loan Documents shall impair such power, right or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise thereof or of any other power, right or remedy.

Section 9.5.  Notices, Etc. All notices and other communications under this
              ------------
Agreement shall be in writing and (except for financial statements, other related informational documents and routine communications, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by prepaid telecopy, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with this Section 9.5, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Schedule 1.1.B (in the case of the Lender Parties) or 9.5 (in the case of the Borrowers).

Section 9.6.  Successors and Assigns.
              ----------------------

     9.6.1. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Borrower may assign or transfer any interest hereunder without the prior written consent of each Lender Party.

     9.6.2. Each Lender shall have the right at any time to assign (an "Assignment") all or any portion of such Lender's Total Commitment,
 ----------
participation in Letters of Credit, and outstanding Loans to one or more banks or other institutions; provided, however, that (a) each Assignment shall be of a portion of the Total Commitment of at least equal to $5,000,000, (b) unless otherwise agreed by the Agent, each Assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement and the other Loan Documents; (c) unless a Default or Event of Default then exists, no Assignment (other than an Assignment to a Person that is then a Lender or an Affiliate of a Lender) shall be effective without the consent of CI and the Agent, which consents shall not be unreasonably withheld or delayed; (d) the parties to the Assignment shall execute and deliver to the Agent an Assignment and Acceptance substantially in the form of Exhibit H (an "Assignment and Acceptance"); and (e) the assigning Lender Party shall pay to
--------------------------
the Agent a processing and recording fee of $2,500; and no Assignment shall be effective for any purpose unless and until the Agent accepts such Assignment and makes an appropriate entry thereof in the Register (as defined below). Upon satisfaction of the conditions in clauses (a) through (e) of the proviso to the immediately preceding sentence with respect to any proposed Assignment, the Agent shall accept the Assignment, make appropriate entries thereof in the Register and send notice thereof to CI and all other Lender Parties. From and after the date on which the conditions in the foregoing clauses and the Assignment and Acceptance have been satisfied, the assignee shall be a "Lender" hereunder and, to the extent that rights and obligations hereunder have been assigned to it, shall have the rights and obligations (including the obligation to participate in Letters of Credit) of the assigning Lender hereunder, and the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the assigning Lender's rights and obligations under this Agreement, cease to be a party hereto).

     9.6.3. The Agent shall maintain at the Agent's Office a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for
                                                               --------
the recordation of the names of the Lender Parties and their respective Total Commitments. The entries in the Register shall be conclusive as against CI and each Lender Party, in the absence of manifest error, notwithstanding notice to the contrary. The Register shall be available for inspection by CI at any reasonable time and from time to time upon reasonable prior notice.

     9.6.4. Each Lender shall have the right at any time to grant or sell participations (each a "Participation") in all or any portion of such Lender's
                        -------------
Total Commitment, participation in Letters of Credit and outstanding Loans to one or more banks or other institutions, subject to the terms and conditions set forth in this Section 9.6.4. If any Lender sells or grants a Participation, (a) such Lender shall make and receive all payments for the account of its participant, (b) such Lender's obligations under this Agreement shall remain unchanged, (c) such Lender shall continue to be the sole holder of its Notes and other Loan Documents subject to the Participation and shall have the sole right to enforce its rights and remedies under the Loan Documents, (d) the Borrowers and the other Lender Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents, and (e) the Participation agreement shall not restrict such Lender's ability to agree to any amendment of the terms of the Loan Documents, or to exercise or refrain from exercising any powers or rights that such Lender may have under or in respect of the Loan Documents or any Collateral, except that the participant may be granted the right to consent to any (a) reduction of the rate or amount, or any extension of the stated maturity or due date, of any principal, interest or Fees payable by the Borrowers and subject to the Participation, (b) increase in the amount or extension of the stated termination or any reduction date of the affected Total Commitment or (c) release of all or substantially all of the Collateral, except to the extent otherwise provided in the Loan Documents. A participant shall have the rights of the Lenders under Sections 2.12, 2.13, 2.14, 9.2 and 9.10, subject to the obligations imposed by such Sections; provided that amounts payable to any participant shall not exceed the amounts that would have been payable under such Sections to the Lender granting the Participation, had such Participation not been granted, unless the Participation is made with the prior written consent of CI.

     9.6.5. Each Lender may at any time assign or pledge any portion of its rights under the Loan Documents to a Federal Reserve Bank. No such assignment or pledge shall be subject to the provisions of Sections 9.6.2 or 9.6.4.

     9.6.6. Subject to the provisions of Section 9.7, each Lender Party shall have the right at any time to furnish one or more potential assignees or participants with any information concerning the Borrowers and the Subsidiaries that has been supplied by any Borrower to any Lender Party. The Borrowers shall supply all reasonably requested information and execute and deliver all such instruments and take all such further action (including, in the case of an Assignment, the execution and delivery of replacement Notes) as the Agent may reasonably request in connection with any Assignment or Participation arrangement.

     9.6.7. Notwithstanding anything to the contrary in the Loan Documents, in no event shall any of the Borrowers be liable for any fee or expense as to any Assignment.

Section 9.7.  Confidentiality. Each Lender Party will maintain any confidential
              ---------------
information that it may receive from any Borrower or Consolidated Subsidiary pursuant to this Agreement confidential and shall not disclose such information to third parties without the prior consent of CI, except for disclosure: (a) to legal counsel, accountants and other professional advisors to the Lender Party;
(b) to regulatory officials having jurisdiction over the Lender Party; (c) required by Applicable Law or in connection with any legal proceeding; (d) to any other Lender Party;(e) to another Person in connection with a potential Assignment or Participation, provided such Person shall have agreed in writing to be subject to this Section 9.7; (f) to prospective purchasers of Collateral after an Event of Default; (g) to an Affiliate of the Lender Party and (h) of information that has been previously disclosed publicly without breach of this provision.

Section 9.8.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION). THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, AS MOST RECENTLY PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, SHALL IN ALL RESPECTS BE INCORPORATED INTO SECTION 2.3 AND SHALL APPLY TO ALL LETTERS OF CREDIT.

Section 9.9.  Choice of Forum.
              ---------------

     9.9.1. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in County of Suffolk, Commonwealth of Massachusetts, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH BORROWER AND EACH OF THE LENDER PARTIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON
                                                                      ---------
CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS
----------
OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     9.9.2. IN ANY ACTION AGAINST ANY BORROWER, SERVICE OF PROCESS MAY BE MADE UPON CI BY REGISTERED OR CERTIFIED MAIL,

RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SCHEDULE 9.5, WHICH SERVICE SHALL BE DEEMED SUFFICIENT FOR PERSONAL JURISDICTION AND SHALL BE DEEMED EFFECTIVE 10 DAYS AFTER MAILING.

     9.9.3. Nothing contained in this Section shall preclude the Lender Parties from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where CI or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PARTY'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

Section 9.10. Set Off. In addition to any rights now or hereafter granted under
              -------
Applicable Law, during the existence of any Event of Default, each Lender Party is hereby irrevocably authorized by each Borrower, at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness, in each case whether direct or indirect or contingent or matured or unmatured at any time held or owing by such Lender Party to or for the credit or the account of CI, against and on account of the obligations of CI to such Lender Party under the Loan Documents to which CI is a party, irrespective of whether or not such Lender Party shall have made any demand for payment and although such obligations may be contingent and unmatured.

Section 9.11. Changes in Accounting Principles. If any changes in generally
              --------------------------------
accepted accounting principles after the date of this Agreement result from the promulgation of rules, regulations, pronouncements, or opinions of, or the imposition of requirements by, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), or there shall occur any change in CI's fiscal or tax years and, as a result of any such changes, there shall result a change in the method of calculating any of the negative covenants, standards or other terms or conditions found in this Agreement, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrowers' financial condition shall be the same after such changes as if such changes had not been made.

Section 9.12. Headings. The Article and Section headings used in this Agreement
              --------
are for convenience of reference only and shall not affect the construction hereof.

Section 9.13. Severability. If any provision of this Agreement shall be held to
              ------------
be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

Section 9.14. Survival of Agreements, Representations and Warranties. All
              ------------------------------------------------------
agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the Closing and all extensions of credit hereunder and shall continue until payment and performance of any and all Obligations (including the expiration of all Letters of Credit issued hereunder and satisfaction of all obligations with respect thereto, including any Letters of Credit with expiration dates after the Stated Termination Date). Any investigation at any time made by or on behalf of the Lender Parties shall not diminish the Lender Parties' right to rely thereon. The agreements and obligations of the Borrowers contained in Sections 2.12, 2.13, 2.14, 9.1 and 9.2, and the obligations of the Lenders under Section 8.5 and 9.7 shall survive the payment in full of all other Obligations.

Section 9.15. Execution in Counterparts. This Agreement may be executed in any
              -------------------------
number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Faxed signatures to this Agreement shall be binding for all purposes.

Section 9.16. Complete Agreement. This Agreement, together with the other Loan
              ------------------
Documents, is intended by the parties as the final expression of their agreements regarding the subject matter hereof and thereof and as a complete and exclusive statement of the terms and conditions of such agreements.

Section 9.17. Limitation of Liability. No claim shall be made by any Borrower or
              -----------------------
any Consolidated Subsidiary of any Borrower against any Lender Party or the Affiliates, directors, officers, employees or agents of any Lender Party for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrowers waive, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 9.18. WAIVER OF TRIAL BY JURY. THE BORROWERS AND THE LENDER PARTIES
              -----------------------
WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

Section 9.19  Supersession of Original Credit Agreement.
              -----------------------------------------

     This Agreement amends and restates the terms of the Original Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                              Agent:

                              BankBoston, N.A.,
                              a national banking association,
                              as Agent, Swingline Lender, L/C Issuer
                              and a Lender


                              By:___________________________________
                              Name:  Maria Fischer
                              Title:  Vice President


                              Lenders:
                              --------

                              U.S. Bank,
                              a national banking association


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              Fleet National Bank,
                              a national banking association


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              Bank of America National Trust and Savings
                              Association,
                              a national banking association


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________

                              Banque Nationale de Paris
                              San Francisco Branch


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


                              Borrowers:
                              ---------


                              Cotelligent, Inc.,
                              a Delaware corporation


                              By:__________________________________
                              Name:  Herbert D. Montgomery
                              Title:  Senior Vice President


                              Cotelligent of Boston, Inc.,
                              a Massachusetts corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Dallas, Inc.,
                              a Texas corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Dunwoody, Inc.,
                              a Georgia corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary

                              Cotelligent Fort Lauderdale, Inc.,
                              a Florida corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Jonesboro, Inc.,
                              a Georgia corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Metro New York, Inc.,
                              a New Jersey corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Minneapolis, Inc.,
                              a Minnesota corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Philadelphia, Inc.,
                              a Pennsylvania corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Pittsburgh, Inc.,
                              a Pennsylvania corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Assistant Secretary

                              Cotelligent Portland, Inc.,
                              an Oregon corporation


                              By:__________________________________
                              Name: Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Orange County, Inc.,
                              a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent San Jose, Inc.,
                              a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent San Mateo, Inc.,
                              a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent Seattle, Inc.,
                              a Washington corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Cotelligent USA, Inc.,
                              a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary

                              Fastech, Inc.,
                              a Pennsylvania corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              GRI, Inc. d/b/a Global Resources,
                              a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              HC Associates International, Inc.,
                              a Georgia corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Information Systems Resources, Inc.,
                              a Florida corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              Mongan Enterprises, Inc. d/b/a Intellitron, a California corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary


                              The Hurst Companies, Inc.,
                              a Florida corporation


                              By:__________________________________
                              Name:  Lorraine E. Vega
                              Title:  Secretary

                                                                    SCHEDULE R-1

                     CONSOLIDATED SUBSIDIARIES OF BORROWER

Cotelligent Orange County, Inc.:
-------------------------------

3100 Bristol Street, Suite 380
Costa Mesa, CA  92626
Phone: (714) 885-6600
Fax: (714) 885-6704


Cotelligent Metro New York, Inc.:
--------------------------------

Mack Bridgewater I
721 Route 202-206
Bridgewater, NJ  08807
Phone: (908) 595-9333
Fax: (908) 595-9444
Confidential Fax: (908) 595-9555


Cotelligent San Mateo, Inc.
---------------------------

2001 Gateway Place West
Suite 130 West
San Jose, CA  95110
Phone: (408) 487-9700
Fax: (408) 487-9740


Cotelligent Jonesboro, Inc.:
---------------------------

7274 Mount Zion Blvd.
Jonesboro, GA  30236
Phone: (800) 887-5105
Fax: (770) 473-1726


Cotelligent Fort Lauderdale, Inc.:
---------------------------------

Cypress Centre
6600 N. Andrews Avenue, Suite 555
Fort Lauderdale, FL 33309
Phone: (888) 493-8006
Fax: (954) 493-8022

Cotelligent of Boston, Inc.:
---------------------------

8 Strathmore Road
Natick, MA  01760
Phone: (508) 651-8200
Fax: (508) 651-2936


Cotelligent Dunwoody, Inc.:
--------------------------

16 Perimeter Center East, Suite 1600
Atlanta GA  30346
Phone: (770) 392-1090
Fax: (770) 392-9030


Cotelligent Dallas, Inc.:
------------------------

3030 LBJ Freeway
Suite 150, L.B. 17
Dallas, TX 75234
Phone: (972) 892-4040
Fax: (972) 620-9419


Cotelligent Minneapolis, Inc.:
-----------------------------

6500 City West Parkway, Suite 100
Eden Prarie, MN  55344
Phone: (612) 278-8000
Fax: (612) 278-8199


Cotelligent Seattle, Inc.:
-------------------------

600 108th Avenue, N.E.
Suite 1040
Bellevue, WA  98004-5129
Phone: (425) 637-6505
Fax: (425) 637-1805


GRI, Inc. d/b/a Global Resources:
--------------------------------

2610 Crow Canyon Road, Suite 300
San Ramon, CA  94583
Phone: (800) 837-2161
Fax: (925) 837-2131

HC Associates International, Inc.:
---------------------------------

24 Perimeter Center East
Suite 2400
Atlanta, GA 30346
Phone: (770) 673-0543
Fax: (770) 673-0648

Information Systems Resources, Inc.:
-----------------------------------

1311-A North Paul Russell Road, Suite 102
Tallahassee, FL 32301
Phone: (850) 942-2111
Fax: (850) 942-8625

Mongan Enterprises, Inc. DBA Intellitron:
----------------------------------------

1153 Bordeaux, Suite 211
Sunnyvale, CA 94086
Phone: (408) 745-3400
Fax: (408) 745-7160

Cotelligent Pittsburgh, Inc.:
----------------------------

2429 Sidney Street
Pittsburgh, PA 15203
Phone: (412) 209-0200
Fax: (412) 209-0230

Cotelligent San Jose, Inc.
--------------------------

2184 Bering Drive
San Jose, CA 95131
Phone: (408) 435-2800
Fax: (408) 435-1720

Cotelligent Portland, Inc.:
--------------------------

1875 NW Amberbrook Drive
Suite 100
Beaverton, OR 97006
Phone: (503) 748-4200
Fax: (503) 748-4201

Cotelligent Philadelphia, Inc.:
------------------------------

401 Parkway
Broomall, PA 19008
Phone: (610) 359-9200
Fax: (610) 544-3695

Cotelligent USA, Inc.:
---------------------

101 California Street, Suite 2050
San Francisco, CA 94111
Phone: (415) 439-6400
Fax:(415) 439-6888

Fastech, Inc.:
-------------

401 Parkway
Broomall, PA 19008
Phone: (610) 359-9200
Fax: (610) 544-3695

The Hurst Companies, Inc.:
-------------------------

950 South Winter Park Drive
Suite 301
Casselberry, FL 32707-5453
Phone: (800) 394-8778
Fax: (407) 332-0600

                                                                  SCHEDULE 1.1.A

                                  COMMITMENTS

----------------------------------------------------------------------------------------------------------
                                            Working Capital      Revolving Acquisition           Total
               Lender                   Revolving Commitment           Commitment              Commitments
----------------------------------------------------------------------------------------------------------
BankBoston, N.A.                             $ 6,250,000               $18,750,000            $ 25,000,000
----------------------------------------------------------------------------------------------------------
U.S. Bank                                    $ 5,000,000               $15,000,000            $ 20,000,000
----------------------------------------------------------------------------------------------------------
Fleet National Bank, N.A.                    $ 5,000,000               $15,000,000            $ 20,000,000
----------------------------------------------------------------------------------------------------------
Bank of America NT&SA                        $ 5,000,000               $15,000,000            $ 20,000,000
----------------------------------------------------------------------------------------------------------
Banque Nationale de Paris                    $ 3,750,000               $11,250,000            $ 15,000,000
----------------------------------------------------------------------------------------------------------
Total                                        $25,000,000               $75,000,000            $100,000,000
----------------------------------------------------------------------------------------------------------

                                                                  SCHEDULE 1.1.B

                               LENDER INFORMATION

Agent's Office:

BankBoston, N.A.
435 Tasso Street, Suite 250
Palo Alto, California 94301
Tax: (650)-853-1425
Phone: (650)-470-4160/(650)-470-4135
Attention: Maria Fischer and Andrew Lee

Agent's Account (for funding of Loans by the Lenders and payments by CI):

Method of Payment:  Fed Wire
Account No.:        54099647
Reference:          Cotelligent
ABA No.:            011000390
Attn:               The Hightech Adm. 50

Lenders:

---------------------------------------------------------------------------------------------
       Lender               Domestic Lending Office               LIBOR Lending Office
---------------------------------------------------------------------------------------------
 U.S. Bank             555 Southwest Oak Street            555 Southwest Oak Street
                       Portland, Oregon 97204              Portland, Oregon 97204
                       Fax: (503) 275-8181                 Fax: (503) 275-8181
                       Phone: (503) 275-3934               Phone: (503) 275-3934
                       Attn: Shannon Channey               Attn: Shannon Channey
---------------------------------------------------------------------------------------------
Fleet National Bank,   One Federal Street                  One Federal Street
 N.A.                  MAOFD04J                            MAOFD04J
                       Boston, Massachussetts 02110        Boston, Massachussetts 02110
                       Fax: (617) 346-4667                 Fax: (617) 346-4667
                       Phone: (617) 346-4729 / 4246        Phone: (617) 346-4729 / 4246
                       Attn: Tamisha Eason / Gary Mandia   Attn: Tamisha Eason / Gary Mandia
---------------------------------------------------------------------------------------------
Bank of America,       345 Montgomery Street               345 Montgomery Street
 NT&SA                 Concourse Level, Unit 1499          Concourse Level, Unit 1499
                       San Francisco, California 94104     San Francisco, California 94104
                       Fax: (415) 622-1878                 Fax: (415) 622-1878
                       Phone: (415) 622-4287               Phone: (415) 622-4287
                       Attn: John Holmes                   Attn: John Holmes
---------------------------------------------------------------------------------------------
Banque Nationale de    180 Montgomery Street               180 Montgomery Street
 Paris                 San Francisco, California 94104     San Francisco, California 94104
                       Fax: (415) 989-9041                 Fax: (415) 989-9041
                       Phone: (415) 956-2511               Phone: (415) 956-2511
                       Attn: Don Hart                      Attn: Don Hart
---------------------------------------------------------------------------------------------

                                                                  SCHEDULE 1.1.C

                                 EXISTING DEBT



Creditor:                     Various Capitalized Leases
Commencement of Leases:       Various
Payment Terms:                Various
Balance at January 31, 1999:  $238,169

Notes Payable
-------------

Cotelligent Metro New York, Inc.
--------------------------------

Creditor:                Gloria O'Donnell
Commencement of Note:    February 1996
Payment Terms:           $100,000/Year for 4 years; $75,000/Year for 1 year

                                                                  SCHEDULE 1.1.D

                                 EXISTING LIENS


     Generally, the various capitalized leases referred to in Schedule 1.1.C (office equipment leases) are secured by the property leased thereunder.

                                                                  SCHEDULE 1.1.E

                               APPLICABLE MARGIN

     The "Applicable Margin" in respect of LIBOR Rate Loans (and amounts not
          -----------------
paid when due) for any day are the respective rates per annum set forth below in the applicable row under the column corresponding to the Pricing Level that applies on such day:

---------------------------------------------------------------------------------------------------
       Pricing Level           Level I     Level II     Level III      Level IV         Level V
                               Pricing      Pricing      Pricing       Pricing          Pricing
---------------------------------------------------------------------------------------------------
Applicable Margin (LIBOR           1.875         1.50         1.25            1.00            0.875
 Rate Loans and amounts
 not paid when due)
---------------------------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Pricing" applies during any Pricing Period if (i) in the case of
      ---------------
Compliance Certificates prepared in conjunction with financial statements delivered pursuant to Sections 5.1.1 and 5.1.2, at the end of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period, and (ii) in the case of Compliance Certificates prepared in conjunction with Permitted Acquisitions, as of the day on which such Compliance Certificate is delivered (as reflected in the pro forma calculations included in such Compliance Certificate), the Leverage Ratio was greater than 3.00 to 1.00.

     "Level II Pricing" applies during any Pricing Period if no higher Pricing
      ----------------
Level applies and, if, (i) in the case of Compliance Certificates prepared in conjunction with financial statements delivered pursuant to Sections 5.1.1 and 5.1.2, at the end of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period, and (ii) in the case of Compliance Certificates prepared in conjunction with Permitted Acquisitions, as of the day on which such Compliance Certificate is delivered (as reflected in the pro forma calculations included in such Compliance Certificate) the Leverage Ratio was less than or equal to 3.00 to 1.00, but greater than 2.50 to 1.00.

     "Level III Pricing" applies during any Pricing Period if no higher Pricing
      -----------------
Level applies and if, (i) in the case of Compliance Certificates prepared in conjunction with financial statements delivered pursuant to Sections 5.1.1 and 5.1.2, at the end of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period, and (ii) in the case of Compliance Certificates prepared in conjunction with Permitted Acquisitions, as of the day on which such Compliance Certificate is delivered (as reflected in the pro forma calculations included in such Compliance Certificate) the Leverage Ratio was less than or equal to 2.50 to 1.00, but greater than 2.00 to 1.00.

     "Level IV Pricing" applies during any Pricing Period if no higher Pricing
      ----------------
Level applies and if, (i) in the case of Compliance Certificates prepared in conjunction with financial statements delivered pursuant to Sections 5.1.1 and 5.1.2, at the end of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period, and (ii) in the case of Compliance

Certificates prepared in conjunction with Permitted Acquisitions, as of the day on which such Compliance Certificate is delivered (as reflected in the pro forma calculations included in such Compliance Certificate) the Leverage Ratio was less than or equal to 2.00 to 1.00, but greater than 1.50 to 1.00.

     "Level V Pricing" applies during any Pricing Period if no higher Pricing
      ---------------
Level applies and if, (i) in the case of Compliance Certificates prepared in conjunction with financial statements delivered pursuant to Sections 5.1.1 and 5.1.2, at the end of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period, and (ii) in the case of Compliance Certificates prepared in conjunction with Permitted Acquisitions, as of the day on which such Compliance Certificate is delivered (as reflected in the pro forma calculations included in such Compliance Certificate) the Leverage Ratio was less than 1.50 to 1.00.

     "Pricing Period" means a period beginning on (and including) the day on
      --------------
which a Compliance Certificate required pursuant to Section 5.1.2 is delivered, and ending on (and excluding) the day on which the next such Compliance Certificate is delivered, except that the first Pricing Period shall begin on the Closing Date and shall end on the earlier to occur of (i) the day on which the Compliance Certificate in respect of the first Permitted Acquisition to be closed after the Closing Date is delivered and (ii) the day on which the Compliance Certificate required in respect of the Fiscal Quarter ending March 31, 1999 is delivered.


     "Pricing Level" refers to such of Level I Pricing, Level II Pricing, Level
      -------------
III Pricing, Level IV Pricing or Level V Pricing as applies during any particular day. The numbering of Pricing Levels is in descending order (e.g., Level II Pricing is referred to as a "lower" Pricing Level than Level I Pricing).

                                                                   SCHEDULE 2.18

                                CERTAIN WAIVERS

     Each Co-Borrower hereby waives, to the extent permitted by Applicable Law, each of the following with respect to the Obligations:

     (a) the right to require the Lender Parties to proceed against CI or any other Co-Borrower, to proceed against or exhaust any Collateral or to pursue any other remedy in any Lender Party's power whatsoever and the right to have the property of CI or any other Co-Borrower first applied to the discharge of the Obligations;

     (b) all rights and benefits under Section 2809 of the California Civil Code and any other Applicable Law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

     (c) the benefit of any statute of limitations affecting the Obligations or any of CI's or any other Co-Borrower's liability in respect thereof and of
Section 359.5 of the California Code of Civil Procedure;

     (d) any requirement of marshaling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by any Lender Party, even though that election of remedies, such as nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed any Co-Borrower's rights of subrogation and reimbursement against CI by operation of Section 580d of the California Code of Civil Procedure or otherwise;

     (e) any right to assert against any Lender Party any defense (legal or equitable), set-off, counterclaim and other right that such Co-Borrower may now or any time hereafter have against CI or any other Co-Borrower;

     (f) presentment, demand for payment or performance (including diligence in making demands under this Agreement), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Agreement, and all other notices of any kind, including (i) notice of the existence, creation or incurrence of new or additional Obligations, (ii) notice of any action taken or omitted by the Lender Parties in reliance hereon, (iii) notice of any default by CI or any other Co-Borrower, (iv) notice that any portion of the Obligations is due, (v) notice of any action against CI or any other Co-Borrower, or any enforcement of other action with respect to any Collateral, or the assertion of any right of any Lender Party hereunder;

     (g) all defenses that at any time may be available to any Co-Borrower by virtue of any valuation, stay, moratorium or other similar law now or hereafter in effect;

     (h) any rights, defenses and other benefits any Co-Borrower may have by reason of the failure of any Lender Party to hold a commercially reasonable public or private foreclosure sale or otherwise to comply with Applicable Law in connection with a disposition of Collateral; and

     (i) without limiting the generality of the foregoing or any other provision of this Agreement, all rights and benefits under California Civil Code Sections 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433.

                                                                  SCHEDULE 3.1.2
                               CLOSING DOCUMENTS

                   TITLE                                                                  SIGNATORIES
--------------------------------------------------------------------------------------------------------------------
Amended and Restated Senior Secured Credit Agreement                   BKB (as Agent, Swingline Lender, Lender), US
                                                                       Bank, Fleet Bank, BofA, BNP, CI, CBI, CDI,
                                                                       CDW, CFL, CJI, CMN, CMI, CPH, CPI, CPL, COC,
                                                                       CSJ, CSM, CSI, CUSA, FI, GRI, HCSM, ISR,
                                                                       MEI, THC
--------------------------------------------------------------------------------------------------------------------
Swingline Note -- BankBoston, N.A.                                     CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Working Capital Revolving Loan Note -- BankBoston, N.A.                CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Working Capital Revolving Loan Note -- U.S.Bank                        CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Working Capital Revolving Loan Note -- Bank of America                 CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Working Capital Revolving Loan Note -- Fleet Bank                      CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Working Capital Revolving Loan Note -- Banque Nationale de Paris       CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Acquisition Loan Note -- BankBoston                                    CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Acquisition Loan Note -- U.S. Bank                                     CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Acquisition Loan Note -- Bank of America                               CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Acquisition Loan Note -- Fleet Bank                                    CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Acquisition Loan Note -- Banque Nationale de Paris                     CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI, CPH,
                                                                       CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI, GRI,
                                                                       HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Amended and Restated Security Agreement                                BKB, CI, CBI, CDI, CDW, CFL, CJI, CMN, CMI,
                                                                       CPH, CPI, CPL, COC, CSJ, CSM, CSI, CUSA, FI,
                                                                       GRI, HCSM, ISR, MEI, THC
--------------------------------------------------------------------------------------------------------------------
Amended and Restated Pledge Agreement                                  BKB, CI
--------------------------------------------------------------------------------------------------------------------
Pledge Agreement                                                       BKB, CPI
--------------------------------------------------------------------------------------------------------------------
Officer's Closing Certificate (in form of Exhibit F-3)                 CI
--------------------------------------------------------------------------------------------------------------------
Opinion of TR&P (in form of Exhibit G-1)                               TR&P
--------------------------------------------------------------------------------------------------------------------
Opinion of Cotelligent In-house Counsel (in form of Exhibit G-2)       CI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent, Inc.                         BKB, CI
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent of Boston, Inc.                             BKB, CBI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Dallas, Inc.                                BKB, CDI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Dunwoody, Inc.                              BKB, CDW
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Fort Lauderdale, Inc.                       BKB, CFL
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Jonesboro, Inc.                             BKB, CJI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Metro New York, Inc.                        BKB, CMN
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Minneapolis, Inc.                           BKB, CMI
--------------------------------------------------------------------------------------------------------------------
UCC-1 Financing Statement - Cotelligent Philadelphia, Inc.                           CPH
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Pittsburgh, Inc.                            BKB, CPI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Portland, Inc.                              BKB, CPL
-----------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Cotelligent Orange County, Inc.                         BKB, COC
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement - Cotelligent San Jose, Inc.                               BKB, CSJ
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement - Cotelligent San Mateo, Inc.                              BKB, CSM
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement - Cotelligent Seattle, Inc.                                BKB, CSI
---------------------------------------------------------------------------------------------------------------------------------
UCC-1 Financing Statement - Cotelligent USA, Inc.                                    CUSA
--------------------------------------------------------------------------------------------------------------------
UCC-1 Financing Statement - Fastech, Inc                                             FI
--------------------------------------------------------------------------------------------------------------------
UCC-1 Financing Statement -- GRI, Inc. d/b/a Global Resources                        GRI
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- HC Associates International, Inc.                       BKB, HCSM
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Information Systems Resources, Inc.                     BKB, ISR
--------------------------------------------------------------------------------------------------------------------
UCC-2 Financing Statement -- Mongan Enterprises, Inc. DBA Intellitron                BKB, MEI
--------------------------------------------------------------------------------------------------------------------
UCC-1 Financing Statement - The Hurst Companies                                      THC
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent of Boston, Inc.                   CBI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Dallas, Inc.                      CDI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Dunwoody, Inc.                    CDW
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Fort Lauderdale, Inc.             CFL
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Jonesboro, Inc.                   CJI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Metro New York, Inc.              CMN
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Minneapolis, Inc.                 CMI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Philadelphia, Inc.                CPH
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Pittsburgh, Inc.                  CPI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Portland, Inc.                    CPL
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Orange County, Inc.               COC
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent San Jose, Inc.                    CSJ
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent San Mateo, Inc.                   CSM
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent Seattle, Inc.                     CSI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Cotelligent USA, Inc.                         CUSA
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Fastech, Inc.                                 FI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - GRI, Inc. d/b/a Global Resources              GRI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - HC Associates International, Inc.             HCSM
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Information Systems Resources, Inc.           ISR
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - Mongan Enterprises, Inc. DBA Intellitron      MEI
--------------------------------------------------------------------------------------------------------------------
Stock Certificate (with Stock Power) - The Hurst Companies                           THC
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent, Inc.                                        Delaware Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent of Boston, Inc.                              Massachusetts authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Dallas, Inc.                                 Missouri Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Dunwoody, Inc.                               Georgia authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Fort Lauderdale, Inc.                        Florida authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Jonesboro, Inc.                              Georgia authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Metro New York, Inc.                         New Jersey Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Minneapolis, Inc.                            Minnesota authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate - Cotelligent Philadelphia, Inc.                           Pennsylvania authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Pittsburgh, Inc.                             Pennsylvania authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Portland, Inc.                               Oregon Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Orange County, Inc.                          California Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent San Jose, Inc.                               California Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent San Mateo, Inc.                              California Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Cotelligent Seattle, Inc.                                Washington authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate - Cotelligent USA, Inc.                                    California authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate - Fastech, Inc.                                            Pennsylvania authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- GRI, Inc. d/b/a Global Resources                         California Secretary of State
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- HC Associates International, Inc.                        Georgia authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Information Systems Resources, Inc.                      Florida authority
--------------------------------------------------------------------------------------------------------------------
Good Standing Certificate-- Mongan Enterprises, Inc. DBA Intellitron                 California Secretary of State
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Good Standing Certificate - The Hurst Companies                                                     Florida authority
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent, Inc.)                                                CI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent of Boston, Inc.)                                      CBI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Dallas, Inc.)                                         CDI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Dunwoody, Inc.)                                       CDW
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Fort Lauderdale, Inc.)                                CFL
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Jonesboro, Inc.)                                      CJI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Metro New York, Inc.)                                 CMN
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Minneapolis, Inc.)                                    CMI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Philadelphia, Inc.)                                   CPH
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Pittsburgh, Inc.)                                     CPI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Portland, Inc.)                                       CPL
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Orange County, Inc.)                                  COC
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent San Jose, Inc.)                                       CSJ
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:   Borrowing (Cotelligent San Mateo, Inc.)                                     CSM
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent Seattle, Inc.)                                        CSI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Cotelligent USA, Inc.)                                            CUSA
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Fastech, Inc.)                                                    FI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (GRI, Inc. d/b/a Global Resources)                                 GRI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (HC Associates International, Inc.)                                HCSM
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Information Systems Resources, Inc.)                              ISR
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution:  Borrowing (Mongan Enterprises, Inc. DBA Intellitron)                         MEI
-----------------------------------------------------------------------------------------------------------------------
Corporate Resolution : Borrowing (The Hurst Companies)                                              THC
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent, Inc.) (in form of Exhibit F-3)                                CI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent of Boston, Inc.) (in form of Exhibit F-3)                      CBI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Dallas, Inc.) (in form of Exhibit F-3)                         CDI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Dunwoody, Inc.) (in form of Exhibit F-3)                       CDW
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Fort Lauderdale, Inc.) (in form of Exhibit F-3)                CFL
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Jonesboro, Inc.) (in form of Exhibit F-3)                      CJI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Metro New York, Inc.) (in form of Exhibit F-3)                 CMN
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Minneapolis, Inc.) (in form of Exhibit F-3)                    CMI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Philadelphia, Inc.) (in form of Exhibit F-3)                   CPH
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Pittsburgh, Inc.) (in form of Exhibit F-3)                     CPI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Portland, Inc.) (in form of Exhibit F-3)                       CPL
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Orange County, Inc.) (in form of Exhibit F-3)                  COC
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent San Jose, Inc.) (in form of Exhibit F-3)                       CSJ
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent San Mateo, Inc.) (in form of Exhibit F-3)                      CSM
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent Seattle, Inc.) (in form of Exhibit F-3)                        CSI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Cotelligent USA, Inc.) (in form of Exhibit F-3)                            CUSA
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Fastech, Inc.) (in form of Exhibit F-3)                                    FI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (GRI, Inc. dba Global Resources) (in form of Exhibit F-3)                   GRI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (HC Associates International, Inc.) (in form of Exhibit F-3)                HCSM
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Information Systems Resources, Inc.) (in form of Exhibit F-3)              ISR
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (Mongan Enterprises, Inc. DBA Intellitron) (in form of Exhibit F-3)         MEI
-----------------------------------------------------------------------------------------------------------------------
Secretary's Certificate (The Hurst Companies) (in form of Exhibit F-3)                              THC
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent, Inc.)                                             CI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent of Boston, Inc.)                                   CBI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Dallas, Inc.)                                      CDI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Dunwoody, Inc.)                                    CDW
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Fort Lauderdale, Inc.)                             CFL
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Jonesboro, Inc.)                                   CJI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Metro New York, Inc.)                              CMN
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Minneapolis, Inc.)                                 CMI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Philadelphia)                                      CPH
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Pittsburgh, Inc.)                                  CPI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Portland, Inc.)                                    CPL
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Orange County, Inc.)                               COC
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent San Jose, Inc.)                                    CSJ
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent San Mateo, Inc.)                                   CSM
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent Seattle, Inc.)                                     CSI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Cotelligent USA, Inc.)                                         CUSA
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Fastech, Inc.)                                                 FI
-----------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (GRI, Inc. d/b/a Global Resources)                              GRI
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (HC Associates International, Inc.)                                       HCSM
-------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Information Systems Resources, Inc.)                                     ISR
-------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (Mongan Enterprises, Inc. DBA Intellitron)                                MEI
-------------------------------------------------------------------------------------------------------------------
Certified Articles of Incorporation (The Hurst Companies)                                                     THC
-------------------------------------------------------------------------------------------------------------------
Interim Unaudited Financial Statements (December 31, 1998)                                                    CI
-------------------------------------------------------------------------------------------------------------------
Consolidated Balance Sheet for Borrower and Consolidated Subsidiaries (dated as of  March 31 1998)            CI
-------------------------------------------------------------------------------------------------------------------
Quarterly Statements as of  December 31, 1998                                                                 CI
-------------------------------------------------------------------------------------------------------------------
Projected Consolidated Statements of Income and Cash Flow for Borrower and Consolidated                       CI
 Subsidiaries (for the period from April 1,1999 to March 31, 2004)
-------------------------------------------------------------------------------------------------------------------
Projected Annual Consolidated Balance Sheets for each fiscal year through for Borrower and                    CI
 Consolidated Subsidiaries
-------------------------------------------------------------------------------------------------------------------
Evidence of Insurance                                                                                         CI
-------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 4.1

                          ORGANIZATION OF BORROWER AND

                                  SUBSIDIARIES

NAME OF COMPANY                                   STATE OF INCORPORATION        OWNERSHIP INTEREST
1.   Cotelligent, Inc.                            Delaware                      Parent
2.   Cotelligent Orange County, Inc.              California                    100% by Cotelligent, Inc.
3.   Cotelligent Metro New York, Inc.             New Jersey                    100% by Cotelligent, Inc.
4.   Cotelligent San Mateo, Inc.                  California                    100% by Cotelligent, Inc.
5.   Cotelligent Jonesboro, Inc.                  Georgia                       100% by Cotelligent, Inc.
6.   Cotelligent Fort Lauderdale, Inc.            Florida                       100% by Cotelligent, Inc.
7.   Cotelligent of Boston, Inc.                  Massachusetts                 100% by Cotelligent, Inc.
8.   Cotelligent Dunwoody, Inc.                   Georgia                       100% by Cotelligent, Inc.
9.   Cotelligent Dallas, Inc.                     Texas                         100% by Cotelligent, Inc.
10.  Cotelligent Minneapolis, Inc.                Minnesota                     100% by Cotelligent, Inc.
11.  Cotelligent Seattle, Inc.                    Washington                    100% by Cotelligent, Inc.
12.  Global Resources d/b/a GRI, Inc.             California                    100% by Cotelligent, Inc.
13.  HC Associates International, Inc.            Georgia                       100% by Cotelligent, Inc.
14.  Information Systems Resources, Inc.          Florida                       100% by Cotelligent, Inc.
15.  The Hurst Companies, Inc.                    Florida                       100% by Cotelligent, Inc.
16.  Mongan Enterprises, Inc. DBA Intellitron     California                    100% by Cotelligent, Inc.
17.  Cotelligent Pittsburgh, Inc.                 Pennsylvania                  100% by Cotelligent, Inc.
18.  Cotelligent San Jose, Inc.                   California                    100% by Cotelligent, Inc.
19.  Cotelligent Portland, Inc.                   Oregon                        100% by Cotelligent, Inc.
20.  Cotelligent Philadelphia, Inc.               Pennsylvania                  100% by Cotelligent, Inc.
21.  Fastech, Inc.                                Pennsylvania                  100% by Cotelligent
                                                                                Philadelphia, Inc.
22.  Cotelligent USA, Inc.                        California                    100% by Cotelligent, Inc.

                                                                    SCHEDULE 4.3

                       SUBSIDIARIES AND OTHER INVESTMENTS

SUBSIDIARIES
------------

NAME OF COMPANY                                   STATE OF INCORPORATION        OWNERSHIP INTEREST
1.   Cotelligent, Inc.                            Delaware                      Parent
2.   Cotelligent Orange County, Inc.              California                    100% by Cotelligent, Inc.
3.   Cotelligent Metro New York, Inc.             New Jersey                    100% by Cotelligent, Inc.
4.   Cotelligent San Mateo, Inc.                  California                    100% by Cotelligent, Inc.
5.   Cotelligent Jonesboro, Inc.                  Georgia                       100% by Cotelligent, Inc.
6.   Cotelligent Fort Lauderdale, Inc.            Florida                       100% by Cotelligent, Inc.
7.   Cotelligent of Boston, Inc.                  Massachusetts                 100% by Cotelligent, Inc.
8.   Cotelligent Dunwoody, Inc.                   Georgia                       100% by Cotelligent, Inc.
9.   Cotelligent Dallas, Inc.                     Texas                         100% by Cotelligent, Inc.
10.  Cotelligent Minneapolis, Inc.                Minnesota                     100% by Cotelligent, Inc.
11.  Cotelligent Seattle, Inc.                    Washington                    100% by Cotelligent, Inc.
12.  Global Resources d/b/a GRI, Inc.             California                    100% by Cotelligent, Inc.
13.  HC Associates International, Inc.            Georgia                       100% by Cotelligent, Inc.
14.  Information Systems Resources, Inc.          Florida                       100% by Cotelligent, Inc.
15.  The Hurst Companies, Inc.                    Florida                       100% by Cotelligent, Inc.
16.  Mongan Enterprises, Inc. DBA Intellitron     California                    100% by Cotelligent, Inc.
17.  Cotelligent Pittsburgh, Inc.                 Pennsylvania                  100% by Cotelligent, Inc.
18.  Cotelligent San Jose, Inc.                   California                    100% by Cotelligent, Inc.
19.  Cotelligent Portland, Inc.                   Oregon                        100% by Cotelligent, Inc.
20.  Cotelligent Philadelphia, Inc.               Pennsylvania                  100% by Cotelligent, Inc.
21.  Fastech, Inc.                                Pennsylvania                  100% by Cotelligent
                                                                                Philadelphia, Inc.
22.  Cotelligent USA, Inc.                        California                    100% by Cotelligent, Inc.

OTHER INVESTMENTS
-----------------

     None.

                                                                    SCHEDULE 4.6

                              MATERIAL LITIGATION

     None.

                                                                   SCHEDULE 4.13

                            ENVIRONMENTAL CONDITION

     None.

                                                                   SCHEDULE 4.14

                              CERTAIN RESTRICTIONS

     None.

                                                                   SCHEDULE 4.15

                                 LABOR MATTERS

     None.

                                                                   SCHEDULE 4.17

                                   YEAR 2000

                                 See Attached

                                                                   SCHEDULE 5.14

  OTHER LOAN DOCUMENTS TO BE PROVIDED BY NEW CO-BORROWER

1.   Certified Articles of Incorporation and Bylaws

2.   Secretary's Certificate

3.   Corporate Resolutions: Borrowing

4.   Certificate of Good Standing

5.   Pledge Agreement (if applicable)

6.   Stock Power with respect to such Consolidated Subsidiary's shares

7.   Stock Certificate

8.   Officer's Closing Certificate

9.   Financial Statements

10.  Evidence of Insurance

                                                                    SCHEDULE 6.8

                        EXISTING CONTRACTUAL OBLIGATIONS

Indenture of Lease dated October 26, 1995 between Data Arts and Sciences, Inc. and John Travers and Bjorn Nordemo, as Trustees of Strathmore Realty Trust for offices.

Demand Note in the amount of $150,000 from Daniel Jackson to Cotelligent Group, Inc.

Stock Purchase Agreement dated August 27, 1997 between Michael Shatzman and Cotelligent Group, Inc. for the purchase of EPIC Consulting Group, Ltd.

Business Lease dated December 31, 1990 between CMN Co., Inc. and CMN Properties, a partnership partially owned by Jeffrey Bernardis for office furniture and equipment.

Business Lease dated December 31, 1989 between CMN Co., Inc. and CMN Properties, a partnership partially owned by Jeffrey Bernardis for office furniture and equipment.

Lease Agreement dated April 1, 1995 between CMN Systems [tradename for CMN Co., Inc.] and CMN Properties, a partnership partially owned by Jeffrey Bernardis for offices.

Employment Agreement between Cotelligent Group, Inc. and Michael L. Evans dated February 20, 1996.

Employment Agreement between Cotelligent Group, Inc. and Daniel E. Jackson dated February 20, 1996.

Employment Agreement between Cotelligent Group, Inc. and James R. Lavelle dated February 20, 1996.

Employment Agreement by and among Cotelligent Group, Inc., CMN Co., Inc. and Jeffrey J. Bernardis dated February 20, 1996.

Employment Agreement by and among Cotelligent Group, Inc., CMN Co., Inc. and Charles F. Fowler dated February 20, 1996.

Employment Agreement by and among Cotelligent Group, Inc., CMN Co., Inc. and Bernard J. Ruddock dated February 20, 1996.

Employment Agreement by and among Cotelligent Group, Inc., Chamberlain Associates, Inc. and John E. Chamberlain dated February 20, 1996.

Employment Agreement by and among Cotelligent Group, Inc., Data Arts & Sciences, Inc. and John C. Travers dated February 20, 1996.

Employment Agreement between INNOVA Solutions, Inc. and Susan E. Trice dated June 28, 1996.

Employment Agreement among Cotelligent Group, Inc., Jastech, Inc. and Judy Jaskiel dated September 30, 1996.

Employment Agreement between Pittsburgh Business Consultants, Inc. and Christy
L. Cooper dated December 1, 1996.

Employment Agreement between Cotelligent/CSJ Acquisition Corporation and Henry
H. Pham dated February 10, 1997.

Employment Agreement between Innova Solutions, Inc. and Michael Shatzman dated August 27, 1997.

                                                                   SCHEDULE 6.10

                             EMPLOYEE BENEFIT PLANS


CI may decide to match employee contributions to the 401(k) plan. Whether such matching payments will be made and the details of the matching are to be determined.

                                                                    SCHEDULE 9.5

                              BORROWER INFORMATION

Address for Notices:

Cotelligent, Inc.:
-----------------

101 California Street, Suite 2050
San Francisco, CA  94111
Phone: (415) 439-6400
Fax:(415) 439-6888

Cotelligent Orange County, Inc.:
-------------------------------

3100 Bristol Street, Suite 380
Costa Mesa, CA  92626
Phone: (714) 885-6600
Fax: (714) 885-6704

Cotelligent Metro New York, Inc.:
--------------------------------

Mack Bridgewater I
721 Route 202-206
Bridgewater, NJ  08807
Phone: (908) 595-9333
Fax: (908) 595-9444
Confidential Fax: (908) 595-9555

Cotelligent San Mateo, Inc.
---------------------------

2001 Gateway Place West
Suite 130 West
San Jose, CA  95110
Phone: (408) 487-9700
Fax: (408) 487-9740

Cotelligent Jonesboro, Inc.:
---------------------------

7274 Mount Zion Blvd.
Jonesboro, GA  30236
Phone: (800) 887-5105
Fax: (770) 473-1726

Cotelligent Fort Lauderdale, Inc.:
---------------------------------

Cypress Centre
6600 N. Andrews Avenue, Suite 555
Fort Lauderdale, FL 33309
Phone: (888) 493-8006
Fax: (954) 493-8022

Cotelligent of Boston, Inc.:
---------------------------

8 Strathmore Road
Natick, MA  01760
Phone: (508) 651-8200
Fax: (508) 651-2936

Cotelligent Dunwoody, Inc.:
--------------------------

16 Perimeter Center East, Suite 1600
Atlanta GA  30346
Phone: (770) 392-1090
Fax: (770) 392-9030

Cotelligent Dallas, Inc.:
------------------------

3030 LBJ Freeway
Suite 150, L.B. 17
Dallas, TX 75234
Phone: (972) 892-4040
Fax: (972) 620-9419

Cotelligent Minneapolis, Inc.:
-----------------------------

6500 City West Parkway, Suite 100
Eden Prarie, MN  55344
Phone: (612) 278-8000
Fax: (612) 278-8199

Cotelligent Seattle, Inc.:
-------------------------

600 108th Avenue, N.E.
Suite 1040
Bellevue, WA  98004-5129
Phone: (425) 637-6505
Fax: (425) 637-1805

GRI, Inc. d/b/a Global Resources:
--------------------------------

2610 Crow Canyon Road, Suite 300
San Ramon, CA  94583
Phone: (800) 837-2161
Fax: (925) 837-2131

HC Associates International, Inc.:
---------------------------------

24 Perimeter Center East
Suite 2400
Atlanta, GA  30346
Phone: (770) 673-0543
Fax: (770) 673-0648

Information Systems Resources, Inc.:
-----------------------------------

1311-A North Paul Russell Road, Suite 102
Tallahassee, FL  32301
Phone: (850) 942-2111
Fax: (850) 942-8625

Mongan Enterprises, Inc. DBA Intellitron:
----------------------------------------

1153 Bordeaux, Suite 211
Sunnyvale, CA  94086
Phone: (408) 745-3400
Fax: (408) 745-7160

Cotelligent Pittsburgh, Inc.:
----------------------------

2429 Sidney Street
Pittsburgh, PA 15203
Phone: (412) 209-0200
Fax: (412) 209-0230

Cotelligent San Jose, Inc.
--------------------------

2184 Bering Drive
San Jose, CA  95131
Phone: (408) 435-2800
Fax: (408) 435-1720

Cotelligent Portland, Inc.:
--------------------------

1875 NW Amberbrook Drive
Suite 100
Beaverton, OR  97006
Phone: (503) 748-4200
Fax: (503) 748-4201

Cotelligent Philadelphia, Inc.:
------------------------------

401 Parkway
Broomall, PA 19008
Phone: (610) 359-9200
Fax: (610) 544-3695

Cotelligent USA, Inc.:
---------------------

101 California Street, Suite 2050
San Francisco, CA  94111
Phone: (415) 439-6400
Fax:(415) 439-6888

Fastech, Inc.:
-------------

401 Parkway
Broomall, PA 19008
Phone: (610) 359-9200
Fax: (610) 544-3695

The Hurst Companies, Inc.:
-------------------------

950 South Winter Park Drive
Suite 301
Casselberry, FL 32707-5453
Phone: (800) 394-8778
Fax: (407) 332-0600


Borrower Account (for the funding of Loans):  U.S. Bank, Account No. 0747239416